DLB

THE DLB FIXED INCOME FUND









                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                           DLB FIXED INCOME FUND
                                                 -------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB FIXED INCOME FUND seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

MARKET OVERVIEW

WHILE Y2K MAY HAVE BEEN A NON-EVENT FOR COMPUTER USERS, IT HAS CERTAINLY BEEN FULL OF SURPRISES FOR DOMESTIC BOND INVESTORS. The consensus outlook for higher interest rates and improving spread sectors in the new year has so far proved incorrect. Instead, the U.S. Treasury yield curve inversion has intensified and credit spreads have ballooned. The Lehman Aggregate Index, a broad market proxy, returned +1.91% for the four months ended April 30th, 2000 while the Lehman Intermediate Aggregate Index returned +1.35% over the same period.

SHORT-TERM INTEREST RATES HAVE BEEN INCREASING STEADILY THIS YEAR WITH THE YIELD ON THREE-MONTH TREASURY BILLS RISING 51 BASIS POINTS YEAR TO DATE. The Federal Reserve raised short-term rates three times during 1999 and three times thus far in 2000, pushing the Fed Funds rate up a total of 175 basis point over the course of this tightening cycle. Because the Fed continues to struggle with the potential inflationary impact of a robust U.S. economy, it has indicated it may need to tighten monetary policy further in order to slow domestic growth.

THE LONG END OF THE TREASURY YIELD CURVE, ON THE OTHER HAND, MARCHED TO THE BEAT OF A DIFFERENT DRUMMER THIS YEAR. Ten-year Treasury yields are actually about 16 basis points LOWER through April, while thirty-year Treasury yields have fallen by 49 basis points. As of 4/30/2000, one year Treasury Bills yielded 6.22% and thirty-year bonds yielded 5.99%. This inverted yield curve is partly due to the Fed's aggressive tightening policy. The inversion has also been influenced by the Treasury's debt reduction announcements. The pace of this reduction and potential for a growing scarcity of long maturity Treasuries has caused a bit of panic buying by investors. Strong investor demand has helped drive long Treasury rates below short-term rates. Implications surrounding the scarcity value of the 30-year Treasury has created much confusion over the appropriateness of long-term Treasury as a pricing benchmark for other debt instruments.

                                                           DLB FIXED INCOME FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW

THE UNCERTAINTY OF TREASURY BENCHMARKS ADDED TO THE ANGST OF "SPREAD SECTOR" BUYERS, CAUSING SPREADS TO WIDEN SHARPLY, THUS INCREASING THE "RISK PREMIUM" REQUIRED BY INVESTORS IN CORPORATE AND MORTGAGE BACKED BONDS. An aggressively tightening Fed, stock market declines, surging LBO and other event risk activities, and high yield fund outflows have not helped the overall tone of the market. All of the major spread sectors, including high quality and high yield corporates, mortgages and yankees, have underperformed similar maturity Treasuries recently. Even U.S. Federal agency debt, viewed by some investors as a viable candidate to replace Treasuries as a "benchmark" for market pricing purposes, suffered amid verbal sparring in Washington regarding the actual versus implied level of U.S. Treasury support for these issuers.

YIELD SPREADS, OR ADVANTAGE OVER SIMILAR MATURITY TREASURIES FOR CORPORATES AND MORTGAGE BACKED BONDS, ARE CURRENTLY AT LEVELS NOT SEEN SINCE THE LAST U.S. RECESSION IN THE EARLY '90'S. Thus, spread sectors appear historically cheap. The question is, could they get cheaper near term, or is the worst over? We feel that investors with a longer-term horizon who focus on careful security selection will be well rewarded over time by adding to spread sector exposure at these levels.

IN LIGHT OF THE RECENT CHEAPENING THAT NON-TREASURY SECURITIES EXPERIENCED THROUGHOUT THE FIRST QUARTER, WE ADDED OPPORTUNISTICALLY TO CORPORATE BONDS. Our strategy is focused on adding to liquid, high quality names. We added to our exposure in Ontario, a AA rated, highly liquid Yankee bond. We established a new position in AA rated Wal-Mart, one of the strongest players in a retail market environment that has been difficult for many. We continue to pay particular attention to our bond exposure on the long end of the yield curve, as that segment of the maturity spectrum is particularly volatile in an inverted yield curve environment.

                                                           DLB FIXED INCOME FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

--------------------------------------------------------------------------------
TOP 10 HOLDINGS                                              % OF FUND ASSETS
--------------------------------------------------------------------------------
FHLMC Gold #C00680                                                 7.8
FNMA #323380                                                       3.9
MBNAM 1999-BA                                                      3.4
FNMA #252717                                                       3.3
FNMA #490107                                                       3.1
Champion Intl. Corp.                                               2.9
US Treasury Bond                                                   2.9
Genl Motors Accept Corp.                                           2.6
Ontario Province                                                   2.5
Burlington North Santa Fe Mtn                                      2.4
TOTAL                                                             34.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                              LEHMAN
BREAKDOWNS (%)                   PORTFOLIO         AGGREGATE        DIFFERENCE
--------------------------------------------------------------------------------
Corporate                          41                 18               +23
Mortgage Backed                    27                 34                -7
Treasury                            5                 33               -28
Asset Backed                        9                  1                +8
Agency                              0                  8                -8
Yankee                             11                  5                +6
Commercial Mortgage Backed          5                  1                +4
Cash                                2                  0                +2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUALITY                                             LEHMAN
BREAKDOWNS (%)                   PORTFOLIO         AGGREGATE        DIFFERENCE
--------------------------------------------------------------------------------
Treasury                            5                 33               -28
Agency                             26                 42               -16
AAA                                18                  4               +14
AA                                  6                  4                +2
A                                  20                 10               +10
Baa                                25                  7               +18
Below Baa                           0                  0                 0
--------------------------------------------------------------------------------

                                                           DLB FIXED INCOME FUND
                                                 -------------------------------

PERFORMANCE REVIEW

DLB FIXED INCOME FUND'S PERFORMANCE FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 WAS 1.07%. This slightly lagged the performance of the Fund's benchmark, the Lehman Brother's Aggregate Index, during the same time period which was 1.41%. The Fund is overweight in Corporate bonds, and Corporate, Mortgage and Agency bonds have all underperformed Treasuries through April 30, 2000. High quality bonds outperformed low quality bonds, which has helped the Fund a bit given its high average quality. Long duration Treasuries outperformed long duration Corporates due to the Treasury curve inversion. The Fund's position in several high quality Yankee bonds has also helped performance, for Yankees are not susceptible to some of the factors causing Corporate bond spreads to widen.


OUTLOOK

THE YIELD CURVE INVERSION HAS BEEN ONE OF THE BIGGEST STORIES OF THE BOND MARKET SO FAR THIS YEAR. This inversion will continue to be a primary driver of bond market returns in 2000. The Fed will stay on the course to tighten aggressively and the budget surplus situation will continue to put downward pressure on interest rates on the long end of the bond market. Corporate spreads are at recessionary levels of cheapness, and are very attractive for investors with a long-term horizon. There is a disconnect between what the stock market and corporate spreads are saying about company fundamentals, and either "old economy" stocks will weaken, or corporate bonds should tighten. We continue our efforts to avoid corporate names that could incur event risk of any sort, and look to the stock market and corporations' credit quality for clues in making such judgements.

                                                           DLB FIXED INCOME FUND
                                                 -------------------------------

GROWTH OF A
$100,000 INVESTMENT



                Cumulative Total Return Since Inception 7/25/95

                            LEHMAN BROTHERS                               LEHMAN BROTHERS
                 DLB           AGGREGATE                       DLB           AGGREGATE
  DATE       FIXED INCOME     BOND INDEX        DATE       FIXED INCOME     BOND INDEX
  ----       ------------     ----------        ----       ------------     ----------
              $100,000.00     $100,000.00     31-Dec-97     $120,379.04     $121,267.76
31-Jul-95     $100,100.00     $100,150.00     31-Jan-98     $121,968.05     $122,819.99
31-Aug-95     $101,501.40     $101,361.82     28-Feb-98     $121,858.28     $122,721.73
30-Sep-95     $102,404.76     $102,345.02     31-Mar-98     $122,309.15     $123,138.98
31-Oct-95     $103,602.90     $103,675.51     30-Apr-98     $122,871.77     $123,779.31
30-Nov-95     $105,105.14     $105,230.64     31-May-98     $123,891.61     $124,955.21
31-Dec-95     $106,461.00     $106,703.87     30-Jun-98     $124,907.52     $126,017.33
31-Jan-96     $107,397.85     $107,408.12     31-Jul-98     $125,107.37     $126,281.97
28-Feb-96     $106,356.09     $105,539.22     31-Aug-98     $126,521.09     $128,340.36
31-Mar-96     $105,526.52     $104,800.44     30-Sep-98     $129,949.81     $131,343.53
30-Apr-96     $105,009.44     $104,213.56     31-Oct-98     $129,001.17     $130,647.40
30-May-96     $104,799.42     $104,005.13     30-Nov-98     $129,594.58     $131,392.10
30-Jun-96     $105,836.93     $105,398.80     31-Dec-98     $130,061.12     $131,786.27
31-Jul-96     $106,048.61     $105,683.38     31-Jan-99     $131,036.58     $132,721.95
31-Aug-96     $105,942.56     $105,503.72     28-Feb-99     $128,599.30     $130,399.32
30-Sep-96     $107,605.86     $107,339.48     31-Mar-99     $129,576.65     $131,116.52
31-Oct-96     $109,790.25     $109,722.42     30-Apr-99     $129,822.85     $131,536.09
30-Nov-96     $111,557.88     $111,598.67     31-May-99     $128,342.87     $130,378.57
31-Dec-96     $110,408.83     $110,560.80     30-Jun-99     $127,855.16     $129,961.36
31-Jan-97     $110,850.47     $110,903.54     31-Jul-99     $127,267.03     $129,402.53
28-Feb-97     $111,072.17     $111,180.80     31-Aug-99     $127,139.76     $129,337.82
31-Mar-97     $109,872.59     $109,946.69     30-Sep-99     $128,525.59     $130,838.14
30-Apr-97     $111,399.82     $111,595.89     31-Oct-99     $128,654.11     $131,322.24
31-May-97     $112,380.14     $112,656.05     30-Nov-99     $128,654.11     $131,309.11
30-Jun-97     $113,796.13     $113,996.66     31-Dec-99     $127,972.25     $130,665.76
31-Jul-97     $116,527.23     $117,074.57     31-Jan-00     $127,716.30     $130,234.56
31-Aug-97     $115,653.28     $116,079.44     29-Feb-00     $128,878.52     $131,810.40
30-Sep-96     $117,295.55     $117,797.41     31-Mar-00     $130,824.59     $133,550.30
31-Oct-97     $118,937.69     $119,505.48     30-Apr-00     $130,039.64     $133,163.00
30-Nov-97     $119,151.78     $120,055.20

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                    6 Months     One Year         Annualized
                                    11/1/99-      5/1/99-       Since Inception
                                    4/30/00       4/30/00          7/25/95-
                                                                   4/30/00

DLB FIXED INCOME FUND                 1.07          0.16              5.58
Lehman Brothers Aggregate Bond Index  1.41          1.26              6.11
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                           DLB FIXED INCOME FUND
                                                 -------------------------------















This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Fixed Income Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB Fixed Income Fund

                                     Financial Statements for the Six Months
                                     Ended April 30, 2000 and the Ten Months
                                     Ended October 31,1999

DLB FIXED INCOME FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------





FINANCIAL STATEMENTS:

   Portfolio of Investments as of April 30, 2000                         1 - 3

   Statement of Assets and Liabilities as of April 30, 2000                4

   Statement of Operations for the Six Months Ended April 30, 2000         5

   Statements of Changes in Net Assets for the Six Months Ended
       April 30, 2000, the Ten Months Ended October 31, 1999,
       and the Year Ended December 31, 1998                                6

   Financial Highlights for the Six Months Ended April 30, 2000,
       the Ten Months Ended October 31, 1999, and the Four-Year
       Period Ended December 31, 1998                                      7

   Notes to Financial Statements                                         8 - 10

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
April 30, 2000

-------------------------------------------------------------------------------------------------------------------------
                       BONDS - 97.9%

     S&P/MOODY'S
     BOND RATING                                                                      PRINCIPAL
     (UNAUDITED)                     ISSUER                                             AMOUNT                  VALUE
                       US GOVERNMENT - 5.2%
         AAA           US Treasury Note, 7.25%, 2004                                 $  100,000             $    102,375
         AAA           US Treasury Note, 6.50%, 2006                                    225,000                  224,507
         AAA           US Treasury Note, 8.125%, 2021                                   510,000                  618,615
         AAA           US Treasury Note, 6.125%, 2029                                   200,000                  200,468
                                                                                                            ------------
                                                                                                               1,145,965
                                                                                                            ------------
                       MORTGAGES - 27.7%
         AAA           FHLMC Gold Pool #G00143, 7.50%, 2023                             156,861                  153,675
         AAA           FHLMC Gold Pool #C00680, 6.00%, 2028                           1,866,041                1,692,853
         AAA           FNMA Pool #346537, 6.00%, 2011                                   348,131                  326,045
         AAA           FNMA Pool #323380, 6.50%, 2028                                   897,374                  837,358
         AAA           FNMA Pool #490107, 6.50%, 2029                                   715,772                  667,901
         AAA           FNMA Pool #252717, 7.50%, 2029                                   724,995                  709,364
         AAA           GNMA Pool #780332, 8.00%, 2009                                   176,617                  179,266
         AAA           GNMA Pool #410343, 7.50%, 2011                                   318,566                  318,665
         AAA           GNMA Pool #423828, 6.00%, 2011                                   286,582                  269,029
         AAA           GNMA Pool #398964, 7.50%, 2011                                   183,581                  183,638
         AAA           GNMA Pool #357262, 7.50%, 2023                                   224,430                  220,713
         AAA           GNMA Pool #380866, 7.00%, 2024                                    57,555                   55,361
         AAA           GNMA Pool #432175, 8.00%, 2026                                    23,802                   23,862
         AAA           GNMA Pool #441009, 8.00%, 2026                                   136,961                  137,303
         AAA           Green Tree Financial 1995-1 A-5, 8.40%, 2025                      89,285                   89,699
         AAA           Green Tree Financial 1996-2 A-3, 6.90%, 2027                     200,000                  198,692
                                                                                                            ------------
                                                                                                               6,063,424
                                                                                                            ------------
                       ASSET BACKED - 12.8%
         AAA           California Infrastructure PG&E-1, 6.42%, 2008                    350,000                  336,151
         AAA           California Infrastructure SCE-1, 6.22%, 2004                     300,000                  295,593
         AAA           Comed Transitional Funding Trust, 5.63%, 2009                    450,000                  408,231
         AAA           DLJ Commercial Mortgage Corp., 6.11%, 2007                       310,043                  293,281
         AAA           JP Morgan Commercial Mortgage Finance Corp.,
                         6.507%, 2035                                                   400,000                  369,756
         AAA           MBNA Master Cr. Card Trust, 5.9%, 2011                           815,000                  734,437
         AAA           Nomura Asset Securities Corporation, 6.59%, 2028                 400,000                  372,750
                                                                                                            ------------
                                                                                                               2,810,199
                                                                                                            ------------
                       BANKS - 1.7%
          A            Suntrust Banks, 6.00%, 2026                                      400,000                  366,864
                                                                                                            ------------

     S&P/MOODY'S
     BOND RATING                                                                      PRINCIPAL
     (UNAUDITED)                     ISSUER                                             AMOUNT                  VALUE
                       FINANCIAL - 7.5%
          AA           Associates Corp. N.A., 5.8%, 2004                             $  300,000                $ 280,299
          A            Ford Capital BV, 10.125%, 2000                                   100,000                  101,502
          A            Ford Motor Credit, 7.25%, 2003                                   350,000                  346,154
          A            Ford Motor Credit, 7.375%, 2009                                  350,000                  338,317
          A            General Motors Accept Corp., 7.75%, 2010                         575,000                  567,853
                                                                                                            ------------
                                                                                                               1,634,125
                                                                                                            ------------
                       INDUSTRIAL - 21.3%
         BAA           Airgas Inc., 7.14%, 2004                                         415,000                  406,704
         BAA           American Stores, 8.00%, 2026                                     450,000                  451,922
          A            Cardinal Health, 6.00%, 2006                                     150,000                  132,051
         BAA           Champion International, 7.20%, 2026                              675,000                  618,840
         BAA           Comdisco Inc., 6.375%, 2001                                      300,000                  293,103
         BAA           Comdisco Inc., 6.13%, 2001                                       250,000                  246,173
          A            Consolidated Edison, 6.15%, 2008                                 400,000                  357,800
         BAA           Georgia-Pacific Corporation, 9.95%, 2002                         175,000                  182,009
          A            International Business Machines, 6.22%, 2027                     400,000                  382,124
         BAA           Telecommunications Inc., 9.80%, 2012                             170,000                  196,789
         BAA           Time Warner Inc., 9.15%, 2023                                    150,000                  164,385
         BAA           Time Warner Entertainment, 8.375%, 2023                          325,000                  330,441
         BAA           Tosco Corp., 7.25%, 2007                                         150,000                  142,497
          AA           Wal-Mart Stores, 6.875%, 2009                                    350,000                  335,944
         BAA           Worldcom Incorporated, 7.75%, 2007                               425,000                  423,143
                                                                                                            ------------
                                                                                                               4,663,925
                                                                                                            ------------
                       INTERNATIONAL - 13.9%
         BAA           Canadian National Railroad, 7.00%, 2004                          350,000                  338,083
         BAA           Hellenic Republic, 6.95%, 2008                                   300,000                  289,515
          A            Quebec Province, 7.5%, 2029                                      400,000                  391,140
          AA           Ontario Province, 5.5%, 2008                                     625,000                  552,119
         BAA           Oslo Seismic Services, 8.28%, 2011                               387,022                  382,486
         BAA           Petro Geo-Services, 7.50%, 2007                                  400,000                  378,756
         BAA           Province of Newfoundland, 7.32%, 2023                            350,000                  334,660
         BAA           Southern Investments UK, 6.375%, 2001                            400,000                  389,654
                                                                                                            ------------
                                                                                                               3,056,413
                                                                                                            ------------
                       TRANSPORTATION - 7.8%
         BAA           Burlington Northern Santa Fe Corporation, 6.05%, 2001            525,000                  518,249
          AA           Continental Airlines, 7.256%, 2020                               297,616                  274,330
          AA           Continental Airlines pass-thru, 8.048%, 2020                     150,000                  145,134
         BAA           JB Hunt Transport Services, Inc., 6.25%, 2000                    500,000                  498,175
         BAA           Wisconsin Central Transportation, 6.625%, 2008                   300,000                  269,049
                                                                                                            ------------
                                                                                                               1,704,937
                                                                                                            ------------

                       TOTAL BONDS (identified cost, $22,467,807)                                             21,445,852


                                                                                       PRINCIPAL
                                                                                        AMOUNT                  VALUE
                       REPURCHASE AGREEMENT - 1.0%
                       Investors Bank & Trust Repurchase Agreement, 4.94%,
                         dated 4/28/00, $212,972 due on 5/1/00 (secured by
                         Federal Government Agency securities), at cost              $  212,884             $    212,884
                                                                                                            ------------
                       TOTAL INVESTMENTS (identified cost, $22,680,691)                                       21,658,736

                       Other assets, less liabilities - 1.1%                                                     255,077
                                                                                                            ------------
                       NET ASSETS - 100%                                                                    $ 21,913,813
                                                                                                            ============
                       See notes to financial statements.


DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2000
--------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $22,680,691)         $ 21,658,736
    Interest receivable                                               279,554
    Receivable from investment manager                                 19,794
                                                                 ------------
                                                                   21,958,084
                                                                 ------------
LIABILITIES:
    Accrued management fees                                             6,976
    Accrued expenses                                                   37,295
                                                                 ------------
                                                                       44,271
                                                                 ------------
NET ASSETS                                                       $ 21,913,813
                                                                 ============
NET ASSETS CONSIST OF:
    Paid-in capital                                              $ 23,727,264
    Unrealized depreciation of investments                         (1,021,955)
    Accumulated net realized loss on investment transactions         (803,604)
    Accumulated undistributed net investment income                    12,108
                                                                 ------------
             Total                                               $ 21,913,813
                                                                 ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           2,212,316
                                                                 ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                  $       9.91
                                                                 ============

See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000
--------------------------------------------------------------------------------

INTEREST INCOME                                                  $ 1,052,369
                                                                 -----------
EXPENSES:
    Management fee                                                    63,246
    Trustees' fees                                                     3,000
    Custodian fees                                                    33,140
    Accounting and audit fees                                         15,390
    Registration fees                                                  9,666
    Legal fees                                                         8,421
    Transfer agent fee                                                 4,269
    Printing                                                           2,096
    Miscellaneous                                                        471
                                                                 -----------
                                                                     139,699

    Reduction of expenses by investment manager                      (52,735)
                                                                 -----------
             Net expenses                                             86,964
                                                                 -----------
             Net investment income                                   965,405
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS:

    Realized loss (identified cost basis)                           (787,710)

    Change in unrealized depreciation                                136,748
                                                                 -----------
             Net realized and unrealized loss on investments        (650,962)
                                                                 -----------
             Increase in net assets from operations              $   314,443
                                                                 ===========
See notes to financial statements

DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------

                                                        Six Months        Ten Months        Year Ended
                                                          Ended              Ended         December 31,
                                                      April 30, 2000   October 31, 1999        1998
                                                       ------------      ------------      ------------
                                                        (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                              $    965,405      $  1,709,187      $  1,877,785
    Net realized gain (loss) on investments                (787,710)           28,638           291,288
    Net unrealized appreciation (depreciation)
      of investments                                        136,748        (2,150,902)          368,912
                                                       ------------      ------------      ------------
                                                            314,443          (413,077)        2,537,985
                                                       ------------      ------------      ------------
  Distributions to shareholders:
    From net investment income                             (970,442)       (1,699,687)       (1,894,627)
    From net realized gain on investments                   (15,363)           (4,038)         (290,918)
    In excess of net realized gain on investments           (15,894)             --                --
                                                       ------------      ------------      ------------
                                                         (1,001,699)       (1,703,725)       (2,185,545)
                                                       ------------      ------------      ------------
  Fund share transactions:
    Net proceeds from sales of shares                     2,166,228         5,422,205         2,275,531
    Net asset value of shares issued in
        reinvestment of distributions                       784,801         1,229,402         1,669,653
    Cost of shares reacquired                           (16,890,068)       (1,852,775)       (2,594,499)
                                                       ------------      ------------      ------------
                                                        (13,939,039)        4,798,832         1,350,685
                                                       ------------      ------------      ------------
           Total increase (decrease) in net assets      (14,626,295)        2,682,030         1,703,125

NET ASSETS:
  At beginning of period                                 36,540,108        33,858,078        32,154,953
                                                       ------------      ------------      ------------
  At end of period (including accumulated
    undistributed net investment income of
    $12,108, $17,145 and $6,502 , respectively)        $ 21,913,813      $ 36,540,108      $ 33,858,078
                                                       ============      ============      ============

  See notes to financial statements

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months    Ten Months          Years Ended December 31,          Period
                                                       Ended         Ended       ------------------------------------     Ended
                                                     April 30,     October 31,                                         December 31,
                                                        2000          1999          1998         1997         1996        1995*
                                                     ----------    ----------    ----------   ----------   ----------   ---------
                                                     (Unaudited)
Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period              $    10.12    $    10.72    $    10.61   $    10.11   $    10.26   $   10.00
                                                     ----------    ----------    ----------   ----------   ----------   ---------
   Income from investment operations:
     Net investment income                                  .31           .48           .63          .42          .53         .28
     Net realized and unrealized gain (loss) on
       investments                                         (.20)         (.60)          .20          .49         (.15)        .37
                                                     ----------    ----------    ----------   ----------   ----------   ---------
                                                            .11          (.12)          .83          .91          .38         .65
                                                     ----------    ----------    ----------   ----------   ----------   ---------
   Less distributions to shareholders:
     From net investment income (1)                        (.31)         (.48)         (.63)        (.41)        (.53)       (.28)
     From net realized gain on investments (2)             (.01)      --               (.09)     --           --             (.11)
                                                     ----------    ----------    ----------   ----------   ----------   ---------
                                                           (.32)         (.48)         (.72)        (.41)        (.53)       (.39)
                                                     ----------    ----------    ----------   ----------   ----------   ---------
   Net asset value- end of period                    $     9.91    $    10.12    $    10.72   $    10.61   $    10.11   $   10.26
                                                     ==========    ==========    ==========   ==========   ==========   =========
   Total return                                            1.07%        (1.08%)        8.04%        9.03%        3.70%      14.75%*

   Ratios and Supplemental Data:
     Ratio of expenses to average net assets                .55%*         .55%*         .55%         .55%         .55%        .55%*
     Ratio of net investment income to average
     net assets                                            6.08%*        5.63%*        5.71%        5.74%        6.36%       6.24%*
     Portfolio turnover                                      44%           58%           50%          44%          65%         42%
     Net assets at end of period (000 omitted)       $   21,914    $   36,540    $   33,858   $   32,155   $   15,261   $   5,325

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets.  Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

     Net investment income                           $      .25    $      .46    $      .60   $      .38   $      .44   $     .19

     Ratios (to average net assets):
       Expenses                                             .88%*         .79%*         .80%        1.06%        1.66%       2.50%*
       Net investment income                               5.75%*        5.40%*        5.45%        5.22%        5.25%       4.33%*

  *      Annualized
  **     For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
  (1)    Distributios in excess of net investmet icome for the year ended December 31, 1996 were less than $.01 per share.
  (2)    Distributions in excess of net realized gains on investments for the six months ended April 30, 2000 were less than $.01 per share.

See notes to financial statements.

DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.     BUSINESS AND ORGANIZATION

       DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

       During 1999, the Fund changed its year end from December 31 to October
       31.

2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Debt securities other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $63,246. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .55% of average daily net assets. For the six months ended April 30, 2000, $52,735 of fund expenses were borne by Babson.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 were as follows:

                                                                  Purchases           Sales
                                                                 ------------      ------------
          U. S. Government securities                            $ 11,222,211      $ 17,988,647
                                                                 ============      ============
          Investments (non-U.S. Government securities)             $2,667,312        $9,787,904
                                                                 ============      ============

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                         $ 22,680,691
                                                                 ============
          Gross unrealized appreciation                          $     21,578
          Gross unrealized depreciation                            (1,043,533)
                                                                 ------------
             Net unrealized depreciation                         $ (1,021,955)
                                                                 ============

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                            Six Months      Ten Months         Year
                                               Ended          Ended            Ended
                                             April 30,      October 31,     December 31,
                                                2000           1999            1998
                                            ----------      ----------      ----------
          Shares sold                          217,272         514,248         208,434
          Shares issued in reinvestment
             of  distributions                  78,741         119,145         155,364
          Redemptions                       (1,694,158)       (179,883)       (237,538)
                                            ----------      ----------      ----------
             Net increase (decrease)        (1,398,145)        453,510         126,260
                                            ==========      ==========      ==========

                                      DLB




THE DLB GLOBAL SMALL CAP FUND









                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                       DLB GLOBAL SMALL CAP FUND
                                                 -------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB GLOBAL SMALL CAPITALIZATION FUND seeks long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalization at the time of investment by the Fund of up to $1.5 billion.

MARKET OVERVIEW

ECONOMIC GROWTH IN THE INTERNATIONAL MARKETS CONTINUED TO ACCELERATE DURING THE FIRST PART OF THE YEAR, PARTICULARLY IN EUROPE. As a result, central banks around the world followed the lead of the Federal Reserve in the US by raising interest rates. Continental European economies received an additional boost from the continuing weakness of the Euro, which fell to an all time low against the Dollar.

IN THE DOMESTIC MARKET, THE FIRST HALF OF THE FISCAL YEAR WAS CHARACTERIZED BY THREE MAJOR FACTORS: 1) a runaway market for technology stocks in the 4th quarter of 1999, 2) continued general dominance of growth stocks until late in the 1st quarter of 2000, and 3) unprecedented volatility throughout the period.

PORTFOLIO STRATEGY REVIEW--INTERNATIONAL

BABSON-STEWART IVORY INTERNATIONAL, THE FUND'S SUBADVISOR, IS RESPONSIBLE FOR THE INTERNATIONAL INVESTMENTS. The strategy is driven by stock selection, with a strong focus on small to medium sized companies with high growth potential.

SMALLER COMPANIES STARTED THE YEAR IN AN EXTREMELY STRONG FASHION BUT RECENTLY INVESTORS HAVE TURNED MORE CAUTIOUS UNTIL THE IMPACT OF RISING INTEREST RATES HAVE BEEN DIGESTED. The Fund has benefited from strong moves in a number of stocks whose profits have come in above expectation. In addition, corporate activity has helped underpin some share prices.

JAPAN REMAINS THE AREA OF GREATEST CONCERN BECAUSE THERE ARE SIGNS THAT THE MUCH NEEDED REFORM PACKAGE IS STALLING. Apart from that, prospects for international smaller companies remain bright due to modest valuations and improving earnings forecasts provided that interest rates are not raised to levels that would choke off any economic recovery.

THE FUND'S TOP TEN NON-US HOLDINGS AND COUNTRY WEIGHTINGS CAN BE FOUND ON THE FOLLOWING PAGE.

                                                       DLB GLOBAL SMALL CAP FUND
                                                 -------------------------------

--------------------------------------------------------------------------------
TOP 10 INTERNATIONAL EQUITY HOLDINGS                    % OF TOTAL FUND ASSETS
--------------------------------------------------------------------------------
Swisslog (Switzerland)                                             2.4
M6 Television (France)                                             2.3
Beru (Germany)                                                     2.0
Bipop-Carire (Italy)                                               2.0
Classeditori (Italy)                                               1.9
Marschollek Lauten (Germany)                                       1.8
Bank Sarasin (Switzerland)                                         1.6
Royal Canin (France)                                               1.6
Capita (United Kingdom)                                            1.5
Kingston Communications (United Kingdom)                           1.4
TOTAL                                                             18.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP 10 COUNTRIES                                         % OF TOTAL PORTFOLIO
--------------------------------------------------------------------------------
United States                                                     43.4
United Kingdom                                                    12.9
Japan                                                             11.2
France                                                             7.7
Germany                                                            6.6
Italy                                                              4.5
Switzerland                                                        4.0
Netherlands                                                        1.8
Hong Kong                                                          1.2
Belgium                                                            0.8
TOTAL                                                             94.1
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY REVIEW--DOMESTIC

DAVID L. BABSON & COMPANY INC., THE FUND'S INVESTMENT MANAGER, FOCUSES ON SMALL TO MID SIZED DOMESTIC COMPANIES WITH STRONG AND IMPROVING COMPETITIVE POSITIONS THAT ARE NEGLECTED BY OTHER INSTITUTIONAL INVESTORS AND THEREFORE TRADE AT LOW RELATIVE VALUATIONS. We believe that companies with good earnings growth, positive earnings surprises and upward earnings revisions will outperform over the long run.

ALTHOUGH VALUE UNDERPERFORMED FOR THE FULL PERIOD, THE SPECULATIVE BUBBLE THAT CARRIED THE MARKETS IN LATE 1999 AND EARLY 2000 APPEARS TO HAVE BEEN PIERCED. The extent of speculation in certain sectors of the market and the potential change in market leadership to value stocks indicate heightened volatility as we go forward.

                                                       DLB GLOBAL SMALL CAP FUND
                                                 -------------------------------

THE STRONGEST PERFORMING SECTORS OF THE DOMESTIC SMALL CAP MARKET OVER THE SIX MONTH PERIOD ENDED APRIL 30, 2000 WERE TECHNOLOGY STOCKS, ENERGY, HEALTH CARE AND PRODUCER DURABLES. Rising oil prices and meteoric growth estimates for technology, biotechnology, and technology-related capital equipment spending drove these sectors.

THE FUND'S PORTFOLIO is overweighted compared to the Russell 2000 index in energy, roughly equally weighted in capital goods (although underweighted in tech-related producer durables) and dramatically underweighted in technology and health care.

THE FUND'S TOP TEN US HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW:

--------------------------------------------------------------------------------
TOP 10 DOMESTIC EQUITY HOLDINGS                         % OF TOTAL FUND ASSETS
--------------------------------------------------------------------------------
Newpark Resources Inc.                                             1.9
Belden Inc.                                                        1.6
Policy Mgmt. Systems                                               1.5
Perkinelmer Inc.                                                   1.5
Dime Bancorp Inc.                                                  1.4
Dal-Tile Intl. Inc.                                                1.4
ACNeilsen Corp.                                                    1.3
Golden State Bancorp                                               1.3
Martin Marietta Materials                                          1.3
Unova Inc.                                                         1.3
TOTAL                                                             14.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOMESTIC SECTOR                 % DOMESTIC          RUSSELL
DIVERSIFICATION (%)              PORTFOLIO           2500           DIFFERENCE
--------------------------------------------------------------------------------
Financial Services                 20.2               16.4             +3.8
Materials & Processing             18.2                7.3            +10.9
Consumer Discretionary             17.7               14.6             +3.1
Energy                             12.4                3.7             +8.7
Producer Durables                  10.0                9.9             +0.1
Technology                          8.7               25.1            -16.4
Autos & Transportation              5.2                3.1             +2.1
Consumer Staples                    3.3                2.1             +1.2
Health Care                         0.0               11.6            -11.6
Utilities                           0.0                5.4             -5.4
Other                               4.3                0.8             +3.5
--------------------------------------------------------------------------------

                                                       DLB GLOBAL SMALL CAP FUND
                                                 -------------------------------

PERFORMANCE REVIEW

INTERNATIONAL STOCK MARKETS ENJOYED A STRONG FINISH TO THE OLD MILLENIUM AND THIS CONTINUED INTO THE EARLY MONTHS OF THE NEW ONE. Smaller companies also benefited from additional capital inflows as investors recognized the improving economic environment outside the US. During the later part of the period some profits were taken as interest rates began to rise. The performance of the international portion of the portfolio was well ahead of the benchmark thanks to good stock selection.

THE VALUE APPROACH USED IN MANAGING THE US PORTION OF THE FUND'S PORTFOLIO WAS CLEARLY OUT FAVOR FOR THE FIRST FOUR MONTHS OF THE SEMI-ANNUAL PERIOD, BUT RALLIED DRAMATICALLY IN THE LAST TWO MONTHS.

OVERALL, THE FUND RETURNED 7.90% FOR THE FIRST HALF OF THE FISCAL YEAR ENDING APRIL 30, compared to 5.63% for the Salomon EMI World (ex-US) Index, 22.00% for the Russell 2500 Index and 10.31% for the Combined Index, an index calculated solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments (see the next page for additional information about the Combined Index).

OUTLOOK

ON THE INTERNATIONAL FRONT, RECENT MARKET STRENGTH WILL BE TESTED BY THE DELICATE BALANCING ACT OF RAISING INTEREST RATES TO CONTROL INFLATION AND NOT CHOKING OFF ECONOMIC RECOVERY. Provided that central banks are not too hawkish, smaller companies should continue to make progress. From an earnings and valuation standpoint the asset class is still attractive although the portfolio may be tilted more towards Europe in the coming months.

IN THE US, THE CURRENT ENVIRONMENT IS AN UNUSUALLY OPPORTUNE ONE FOR VALUE INVESTORS, ESPECIALLY IN THE SMALL CAP SECTOR. Rarely has there been such a combination of cheap relative valuations and real earnings growth potential from a portion of the market as there is now in small cap value. As investors begin to increasingly question the wisdom of committing additional funds to high priced, high tech companies offering more in the way of visions than earnings visibility, and paradigms rather than profitability, the focus will come back to more traditional measures of investment attractiveness.

                                                       DLB GLOBAL SMALL CAP FUND
                                                 -------------------------------

GROWTH OF A
$100,000 INVESTMENT

                Cumulative Total Return Since Inception 7/19/95

               DLB GLOBAL      COMBINED         SALOMON         RUSSELL
  DATE         SMALL CAP         INDEX        EMI(ex-U.S.)        2500
  ----         ---------         -----        ------------        ----
              $100,000.00     $100,000.00     $100,000.00     $100,000.00
31-Jul-95     $100,300.00     $105,860.00     $105,830.00     $102,170.00
31-Aug-95      $98,795.50     $104,928.43     $103,152.50     $103,804.72
30-Sep-95      $99,793.33     $111,454.98     $103,957.09     $105,745.87
31-Oct-95      $98,396.23     $108,133.62     $100,963.13     $102,436.02
30-Nov-95     $100,993.89     $111,572.27     $102,033.34     $106,810.04
31-Dec-95     $104,013.61     $114,897.12     $105,941.21     $108,636.49
31-Jan-96     $106,426.72     $116,390.79     $107,826.97     $109,407.81
28-Feb-96     $109,853.66     $118,904.83     $109,509.07     $112,700.99
31-Mar-96     $112,567.05     $121,508.84     $112,027.77     $115,000.09
30-Apr-96     $115,291.17     $127,584.29     $117,920.44     $120,313.09
31-May-96     $116,605.49     $128,413.58     $116,965.28     $123,573.58
30-Jun-96     $115,089.62     $126,795.57     $116,976.98     $119,779.87
31-Jul-96     $109,450.23     $120,176.84     $112,555.25     $111,011.98
31-Aug-96     $110,763.63     $123,758.11     $113,692.06     $117,395.17
30-Sep-96     $111,062.69     $126,394.16     $114,328.73     $122,478.38
31-Oct-96     $110,562.91     $125,762.19     $113,882.85     $121,670.02
30-Nov-96     $113,481.77     $129,535.06     $115,750.53     $127,546.69
31-Dec-96     $114,264.79     $128,952.15     $113,620.72     $129,294.07
31-Jan-97     $110,996.82     $129,016.63     $111,166.51     $132,862.59
28-Feb-97     $109,450.23     $120,465.27     $114,446.18     $109,357.90
31-Mar-97     $108,749.74     $117,104.29     $112,924.04     $104,403.99
30-Apr-97     $106,737.87     $116,858.37     $111,241.47     $105,729.92
31-May-97     $112,480.37     $125,903.21     $118,372.05     $115,467.65
30-Jun-97     $116,507.17     $129,869.16     $121,047.26     $120,190.27
31-Jul-97     $119,326.64     $132,765.24     $119,219.45     $127,233.42
31-Aug-97     $118,014.05     $131,012.74     $114,128.78     $129,001.97
30-Sep-96     $120,929.00     $136,620.08     $116,160.27     $137,438.70
31-Oct-97     $116,696.48     $130,827.39     $111,571.94     $131,267.70
30-Nov-97     $115,482.84     $128,433.25     $106,595.83     $131,858.40
31-Dec-97     $117,907.98     $128,484.62     $104,240.06     $134,350.53
31-Jan-98     $117,176.95     $129,962.20     $108,586.87     $132,294.96
28-Feb-98     $125,543.38     $139,527.42     $116,687.45     $141,899.58
31-Mar-98     $133,490.28     $145,861.96     $122,171.76     $148,128.97
30-Apr-98     $134,224.48     $146,678.79     $123,100.27     $148,691.86
31-May-98     $135,271.43     $144,654.62     $125,389.93     $141,792.56
30-Jun-98     $130,455.76     $142,614.99     $121,728.55     $141,962.71
31-Jul-98     $127,624.87     $137,395.28     $120,888.62     $132,209.87
31-Aug-98     $109,846.73     $116,373.80     $106,067.68     $107,275.09
30-Sep-98     $107,968.35     $118,806.02     $103,309.92     $114,891.62
31-Oct-98     $116,238.73     $126,290.79     $110,603.60     $121,176.19
30-Nov-98     $119,167.94     $131,392.94     $114,142.91     $127,174.41
31-Dec-98     $122,302.06     $136,858.89     $116,905.17     $134,881.18
31-Jan-99     $119,807.10     $136,530.43     $116,542.76     $134,651.88
28-Feb-99     $114,475.68     $130,973.64     $114,281.83     $125,805.26
31-Mar-99     $117,429.15     $134,915.95     $118,567.40     $128,497.49
30-Apr-99     $124,921.13     $144,454.50     $124,981.90     $139,998.01
31-May-99     $129,805.55     $143,558.88     $121,707.37     $142,167.98
30-Jun-99     $135,711.70     $149,545.29     $125,857.59     $149,560.72
31-Jul-99     $134,571.72     $151,294.97     $130,564.67     $146,614.37
31-Aug-99     $134,464.07     $150,659.53     $132,575.36     $142,025.34
30-Sep-99     $134,235.48     $149,484.39     $132,257.18     $139,909.16
31-Oct-99     $133,899.89     $149,992.63     $130,934.61     $142,973.17
30-Nov-99     $141,050.14     $152,527.51     $135,412.58     $151,051.16
31-Dec-99     $150,895.44     $165,217.80     $144,349.81     $167,440.21
31-Jan-00     $144,950.16     $161,252.57     $140,784.37     $163,589.08
29-Feb-00     $150,661.20     $172,620.88     $146,683.23     $187,211.35
31-Mar-00     $154,939.98     $175,641.74     $147,284.63     $184,347.01
30-Apr-00     $144,481.53     $165,472.09     $138,300.27     $174,429.15

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                    6 Months     One Year         Annualized
                                    11/1/99-      5/1/99-       Since Inception
                                    4/30/00       4/30/00          7/19/95-
                                                                   4/30/00

DLB GLOBAL SMALL CAP FUND             7.90         15.66              8.22
Combined Index                       10.31         14.55             12.49
Salomon EMI (ex-U.S.) Index           5.63         10.66              6.67
Russell 2500 Index                   22.00         24.61             16.97
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

THE DLB GLOBAL SMALL CAPITALIZATION FUND invests in a combination of domestic and international securities. The relative proportions of the Fund's assets fluctuate over time.

The "COMBINED INDEX" used as a benchmark to measure the performance of this Fund is a composite of the Russell 2500 Index and Salomon Brothers Extended Market Index, ex-U.S., (EMI), weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in domestic and international securities, respectfully, during such period. As of April 30, 2000, such proportions were 43.4% domestic, 56.6% international. The Fund calculates the Combined Index solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments. Securities in the Fund do not match those in the Index and the performance of the Fund will differ.

SALOMON BROTHERS EXTENDED MARKET INDEX, EX-U.S., (EMI) is an unmanaged index that represents the bottom 20% of the cumulative available market capital of the BMI. The EMI defines the small stock index outside the U.S. SALOMON BROTHERS BROAD MARKET INDEX (BMI) is an unmanaged index that fully represents the universe of institutionally available global stocks. All companies with an available market capitalization greater than U.S. $100 million are included in the index. Securities in the Fund do not match those in the Index and the performance of the Fund will differ.

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance in the U.S. Securities in the Fund do not match those in the Index and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                       DLB GLOBAL SMALL CAP FUND
                                                 -------------------------------














This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Global Small Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB GLOBAL SMALL
                                     CAPITALIZATION FUND

                                     FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2000 AND THE TEN MONTHS
                                     ENDED OCTOBER 31, 1999

DLB GLOBAL SMALL CAPITALIZATION FUND

TABLE OF CONTENTS

------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

        Portfolio of Investments as of April 30, 2000                                      1 - 5

        Statement of Assets and Liabilities as of April 30, 2000                             6

        Statement of Operations for the Six Months Ended April 30, 2000                      7

        Statements of Changes in Net Assets for the Six Months Ended
             April 30, 2000, the Ten Months Ended October 31, 1999, and
             the Year Ended December 31, 1998                                                8

        Financial Highlights for the Six Months Ended April 30, 2000,
             the Ten Months Ended October 31, 1999, and the
             Four-Year Period Ended December 31, 1998                                        9

        Notes to Financial Statements                                                     10 - 13


DLB GLOBAL SMALL CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000

--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 89.6%

        ISSUER                                               SHARES      VALUE

DOMESTIC

AEROSPACE - 1.4%
Perkinelmer, Inc.                                             4,600   $  251,850
                                                                      ----------
APPAREL - 0.9%
Unifi Inc. (*)                                               16,100      164,019
                                                                      ----------
AUTO PARTS - 2.0%
Exide Corporation                                            20,900      201,163
Snap-On Inc.                                                  5,800      153,338
                                                                      ----------
                                                                         354,501
                                                                      ----------
BANKS - 2.8%
Commerce Bancorp Inc. NS                                      1,900       75,406
Dime Bancorp, Inc.                                           11,500      215,625
Golden State Bancorp, Inc. (*)                               13,300      204,488
                                                                      ----------
                                                                         495,519
                                                                      ----------
BUILDING SUPPLIES - 1.2%
Dal-Tile International Inc. (*)                              22,200      216,450
                                                                      ----------
CHEMICAL - SPECIALTY - 0.6%
UCAR Inrternational                                           8,600      113,416
                                                                      ----------
COAL GAS & PIPE - 1.1%
Nabors Industries Inc. (*)                                    5,100      201,131
                                                                      ----------
DIVERSIFIED - 0.5%
Carlisle Companies                                            2,200       90,613
                                                                      ----------
ELECTRICAL EQUIPMENT - 2.9%
Belden Inc.                                                   9,000      267,188
Gerber Scientific Inc.                                        9,600      133,200
Magnetek, Inc.                                               13,200      109,725
                                                                      ----------
                                                                         510,113
                                                                      ----------
ELECTRONICS & INSTRUMENTS - 0.5%
Scitex Corporation Ltd. (*)                                   8,200       97,375
                                                                      ----------
FOOD PRODUCERS - 0.8%
Ralcorp Holdings Inc. (*)                                    11,000      151,358
                                                                      ----------
FURNITURE & APPLIANCES - 0.3%
La-Z-Boy Incorporated                                         3,300       51,769
                                                                      ----------
INSURANCE COMPANIES - 2.2%
HCC Insurance Holdings, Inc.                                 16,600      195,050
HSB Group, Inc.                                               6,600      191,400
                                                                      ----------
                                                                         386,450
                                                                      ----------
                                        1

        ISSUER                                               SHARES      VALUE

MACHINERY & EQUIPMENT - 3.9%
Foster Wheeler Corporation                                   20,500   $  188,344
Harsco Corporation                                            5,100      151,406
Roper Industries, Inc.                                        5,200      163,800
Unova Inc. (*)                                               14,200      198,800
                                                                      ----------
                                                                         702,350
                                                                      ----------
METALS & MINING - 2.0%
Martin Marietta Corporation                                   4,700      249,100
Ryerson Tull, Inc.                                            9,100      112,613
                                                                      ----------
                                                                         361,713
                                                                      ----------
MISCELLANEOUS - 0.3%
Advo Inc.                                                     1,500       45,000
                                                                      ----------
NATURAL GAS - 1.1%
Equitable Resources, Inc.                                     4,400      204,050
                                                                      ----------
OFFICE SUPPLIES - 0.9%
Wallace Computer Services                                    15,100      165,156
                                                                      ----------
OIL SERVICES - 2.2%
Newpark Resources Inc.                                       30,400      250,800
Stolt Comex Seaway S. A                                      11,200      135,100
                                                                      ----------
                                                                         385,900
                                                                      ----------
PAPER & FOREST PRODUCTS - 1.0%
Albany International Corp.                                   11,314      171,831
                                                                      ----------
PRINTING & PUBLISHING - 3.0%
ACNeilsen Corporation (*)                                     9,000      207,563
Central Newspapers, Inc.                                      4,600      141,163
Hollinger International                                      14,900      188,113
                                                                      ----------
                                                                         536,839
                                                                      ----------
PROFESSIONAL SERVICES - 1.5%
Policy Management Systems Corporation (*)                    19,500      258,375
                                                                      ----------
REAL ESTATE - 0.9%
Prentiss Properties Trust                                     7,000      166,250
                                                                      ----------
SPECIALTY RETAIL - 1.2%
Enesco Group Inc.                                            14,400       64,800
Tupperware Corp.                                              7,700      143,338
                                                                      ----------
                                                                         208,138
                                                                      ----------
TOBACCO - 0.3%
Dimon Incorporated                                           20,500       46,688
                                                                      ----------
TRANSPORTATION - 0.9%
Fritz Companies Inc. (*)                                     16,700      160,738
                                                                      ----------
WHOLESALERS - 0.2%
BJ's Wholesale Club Inc.                                        800       28,350
                                                                      ----------


                                        2

        ISSUER                                               SHARES      VALUE

FOREIGN
AUSTRALIA - 0.8%
F. H. Faulding & Company Ltd. (Pharmaceuticals)              19,000   $   75,944
United Construction Group Ltd. (Aerospace & Defense)         90,000       74,047
                                                                      ----------
                                                                         149,991
                                                                      ----------
BELGIUM - 0.9%
Colruyt NV (Food Retailers)                                   4,000      156,184
                                                                      ----------
FRANCE - 8.1%
Brioche Pasquier, SA (Food Producers)                         2,000      167,871
Infogrames Entertainment (Leisure) (*)                        7,000      203,207
M6 - Metropole Television (Media)                               700      395,377
Neopost (Post office equipment - electronics)                 4,600      145,738
Royal Canin SA (Food Producers)                               3,000      282,690
SR Teleperformance (Telemarketing services)                     750      240,328
                                                                      ----------
                                                                       1,435,211
                                                                      ----------
GERMANY - 6.4%
Adcon Telemetry (Electronic equipment)                        5,000       90,427
Beru AG (Automobile parts)                                   12,000      356,145
GFK (Market research services)                                4,000      162,491
MLP Pref., Non Voting (Life Insurance) (**)                     600      283,803
Rhoen-Klinikum, AG (Private Healthcare)                       6,000      242,624
                                                                      ----------
                                                                       1,135,490
                                                                      ----------
HONG KONG - 1.3%
Asia Satellite Telecoms Hldgs. (Media)                       18,000       53,593
Four Seas Mercantile Holding (Food Producer)                210,000       53,901
Four Seas Frozen - NOT HELD                                  79,170        5,080
Vitasoy International Holdings, Ltd. (Food Producers)       528,500      110,556
                                                                      ----------
                                                                         223,130
                                                                      ----------
ITALY - 4.7%
Banca Popolare Di Milano (Banking)                           15,000       97,105
BIPOP-CARIRE Spa (Banking)                                    4,000      360,968
Classeditori Spa (Media)                                     25,000      380,259
                                                                      ----------
                                                                         838,332
                                                                      ----------
JAPAN - 11.2%
C Two-Network Co. Ltd. (Retailing)                              600       99,934
Fancl Corporation (Cosmetics, Toiletries)                       910      132,452
Ichiyoshi Securities (Specialty finance)                     12,000      114,147
Japan Airport Terminal Co., Ltd. (Airport Services)          15,000      123,668
Megane Top (Household products)                               5,400      149,901
Misumi Corporation (Distributors)                             2,200      214,358
MKC Stat (Software & computer services)                       3,000       61,626
Mycal Card Inc. (Consumer Credit)                             5,430      201,480
Q'sai Co. Ltd. (Health Beverages)                             3,000      195,704
Right On (General retailer)                                   2,000      161,745
Ryohin Keikaku Company, Ltd.(Retailer)                        1,000      185,525
T&K Toka Company Ltd. (Chemicals)                             4,200      106,874
Union Tool Co. (Engineering)                                  1,000      135,651
Yokowo (Electronic equipment)                                 4,000      112,518
                                                                      ----------
                                                                       1,995,583
                                                                      ----------

                                        3

        ISSUER                                               SHARES      VALUE

NETHERLANDS - 1.8%
Exact Holding (Software & computer services)                  3,000   $  169,509
Kempen & Co (Financial)                                       3,500      148,672
                                                                      ----------
                                                                         318,181
                                                                      ----------
NEW ZEALAND - 0.2%
Guinness Peat Group (Other Financial)                        66,551       42,065
                                                                      ----------
SINGAPORE - 0.3%
Overseas Union Enterprises (Real Estate)                     15,000       37,776
TIBS Holdings Limited (Transport)                            31,500       23,245
                                                                      ----------
                                                                          61,021
                                                                      ----------
SPAIN - 0.7%
Azkoyen (Vending machines)                                   14,000      123,760
                                                                      ----------
SWITZERLAND - 4.0%
Bank Sarasin (Banking)                                          110      296,662
Swisslog (Electronic equipment)                                 950      418,547
                                                                      ----------
                                                                         715,209
                                                                      ----------
THAILAND - 0.2%
Matichon Public Co. Ltd (Media)                              24,000       40,962
                                                                      ----------
UNITED KINGDOM - 12.9%
Baltimore Technologies PLC (Software) (*)                     2,000      202,266
Peter Black Holdings, PLC (Household Goods)                  19,000       79,828
Brake Brothers PLC (Food Retailers)                          18,000      181,673
N Brown Group PLC (General Retailers)                        17,000      166,260
Capita Group, PLC (Service Outsourcing)                      10,000      257,723
Cattles PLC (Other Financial)                                52,000      174,538
Highbury House (Media)                                      100,000       95,453
IMS Group, (Telecommunications)                              12,000       38,025
Independent Energy (Utility)                                  2,000       72,763
Independent Insurance Group, PLC (General Insurer)           19,000       66,301
Kingston Communications (Telecommunications) (*)             20,000      251,307
Leeds Sporting (Football Club)                              400,000      137,702
Mentmore Abbey (Storage Facilities)                          35,000       97,213
Redrow Group PLC (Housebuilder)                              52,000      153,789
Rotork PLC (Engineering)                                     13,000       48,822
SSL International (Healthcare)                               13,000      132,734
St. James's Place Capital PLC (Life Insurance)               27,000       91,470
Teamtalk.com (Internet)                                      60,000       49,291
                                                                      ----------
                                                                       2,297,158
                                                                      ----------
TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $14,044,876)                                    15,958,794

                                        4


                                                           PRINCIPAL
                                                             AMOUNT      VALUE
REPURCHASE AGREEMENT - 8.9%
Investors Bank & Trust Repurchase Agreement, 4.94%,
  dated 4/28/00, $1,581,378 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost         $1,580,727   $1,580,727
                                                                      ----------

TOTAL INVESTMENTS (identified cost, $15,625,603)                      17,539,521

Other assets, less liabilities - 1.5%                                    274,038
                                                                      ----------

NET ASSETS - 100%                                                    $17,813,559
                                                                     ===========


(*)   Non-income producing security
(**)  Preferred Stock

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000

---------------------------------------------------------------------------------------

ASSETS:
    Investments, at value (identified cost, $15,625,603)                   $ 17,539,521
    Foreign cash, at value (cost, $3,903)                                         3,903
    Receivable for investments sold                                             441,203
    Dividends and interest receivable                                            25,357
    Receivable for fund shares sold                                               1,899
    Receivable from investment manager                                           13,009
    Other assets                                                                  8,475
                                                                           ------------

                                                                             18,033,367
                                                                           ------------
LIABILITIES:
    Payable for fund shares reacquired                                            1,147
    Payable for investments purchased                                           165,611
    Accrued management fees                                                      13,701
    Accrued expenses                                                             39,349
                                                                           ------------

                                                                                219,808
                                                                           ------------

NET ASSETS                                                                 $ 17,813,559
                                                                           ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                        $ 14,858,587
    Unrealized appreciation of investments and translation of assets and
      liabilities in foreign currencies                                       1,912,339
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions                                           1,083,734
    Accumulated distributions in excess of net investment income                (41,101)
                                                                           ------------

             Total                                                         $ 17,813,559
                                                                           ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                     1,465,930
                                                                           ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE
   (NET ASSETS / SHARES OF BENEFICIAL INTEREST OUTSTANDING)                $      12.15
                                                                           ============

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

-----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $4,201)                               $    90,414
    Interest                                                                             25,385
                                                                                    -----------
                                                                                        115,799
                                                                                    -----------
EXPENSES:
    Management fee                                                                       86,382
    Trustees' fees                                                                        3,000
    Custodian fees                                                                       41,066
    Accounting and audit fees                                                            15,937
    Legal fees                                                                            8,421
    Registration fees                                                                     8,612
    Transfer agent fee                                                                    4,269
    Miscellaneous                                                                         2,470
                                                                                    -----------
                                                                                        170,157
    Reduction of expenses by investment manager                                         (40,585)
                                                                                    -----------

             Net expenses                                                               129,572
                                                                                    -----------
             Net investment loss                                                        (13,773)
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) (identified cost basis):
      Investment transactions                                                         1,122,772
      Foreign currency transactions and forward foreign currency exchange
        contracts and other transactions denominated in foreign currency                (36,330)
                                                                                    -----------
             Net realized gain on investments and foreign currency                    1,086,442
                                                                                    -----------
    Change in unrealized appreciation (depreciation):
      Investments                                                                       137,711
      Foreign currency and forward foreign currency exchange contracts
        and other transactions denominated in foreign currency                           (2,507)
                                                                                    -----------
             Net unrealized gain on investments and foreign currency                    135,204
                                                                                    -----------

             Net realized and unrealized gain on investments and foreign currency     1,221,646
                                                                                    -----------

             Increase in net assets from operations                                 $ 1,207,873
                                                                                    ===========

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                         Six Months            Ten Months               Year
                                                           Ended                 Ended                  Ended
                                                       April 30, 2000       October 31, 1999      December 31, 1998
                                                        ------------          ------------          ------------
                                                        (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income (loss)                       $    (13,773)         $     11,851          $     14,762
     Net realized gain on investments
       and foreign currency                                1,086,442               834,326             1,044,400
     Net unrealized appreciation (depreciation)
       of investments and foreign currency                   135,204               502,573              (538,247)
                                                        ------------          ------------          ------------

                                                           1,207,873             1,348,750               520,915
                                                        ------------          ------------          ------------
  Distributions to shareholders:
     From net investment income                                 --                    --                 (14,762)
     In excess of net investment income                         --                    --                 (93,233)
     From net realized gain on investments and
       foreign currency transactions                        (803,298)                  (72)             (989,096)
                                                        ------------          ------------          ------------

                                                            (803,298)                  (72)           (1,097,091)
                                                        ------------          ------------          ------------
  Fund share transactions:
     Net proceeds from sales of shares                     1,420,621               572,236               827,306
     Net asset value of shares issued in
       reinvestment of distributions                         803,298                    72             1,097,091
     Cost of shares reacquired                              (430,393)             (615,352)             (925,539)
                                                        ------------          ------------          ------------

                                                           1,793,526               (43,044)              998,858
                                                        ------------          ------------          ------------

             Total increase in net assets                  2,198,101             1,305,634               422,682

NET ASSETS:
  At beginning of period                                  15,615,458            14,309,824            13,887,142
                                                        ------------          ------------          ------------
  At end of period (including accumulated distributions
       in excess of net investment income of
      $41,101, $27,328 and $70,207, respectively)       $ 17,813,559          $ 15,615,458          $ 14,309,824
                                                        ============          ============          ============

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------
                                                      Six Months   Ten Months
                                                         Ended       Ended         Years Ended December 31,      Period Ended
                                                       April 30,   October 31, ---------------------------------  December 31,
                                                         2000        1999        1998        1997        1996        1995**
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                      (Unaudited)
Per share data (for a share outstanding throughout
  each period):
  Net asset value - beginning of period                $   11.80   $   10.78   $   11.27   $   11.19   $   10.33   $   10.00
                                                       ---------   ---------   ---------   ---------   ---------   ---------
  Income from investment operations:
    Net investment income (loss)                            (.01)        .01         .01         .02         .01         .07
    Net realized and unrealized gain on investments
       and foreign currency                                  .95        1.01         .40         .50        1.01         .33
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                             .94        1.02         .41         .52        1.02         .40
                                                       ---------   ---------   ---------   ---------   ---------   ---------
  Less distributions to shareholders:
    From net investment income                               --          --         (.01)       (.01)       (.01)       (.07)
    In excess of net investment income                       --          --         (.08)        --          --          --
    From net realized gain on investments and foreign
       currency transactions (1)                            (.59)        --         (.81)       (.02)       (.11)        --
    In excess of net realized gain on investments and
       foreign currency transactions                         --          --          --         (.01)       (.04)        --
    Tax return of capital                                    --          --          --         (.40)        --          --
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                            (.59)        --         (.90)       (.44)       (.16)       (.07)
                                                       ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value - end of period                      $   12.15   $   11.80   $   10.78   $   11.27   $   11.19   $   10.33
                                                       =========   =========   =========   =========   =========   =========
  Total return                                             7.90%       9.48%       3.73%       4.66%       9.85%       4.07%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                1.50%*      1.50%*      1.50%       1.50%       1.50%       1.46%*
    Ratio of net investment income (loss) to
       average net assets                                  (.16%)*      .10%*       .10%        .22%        .09%       1.46%*
    Portfolio turnover                                       30%         45%         36%         44%         22%          5%
    Net assets at end of period (000 omitted)          $  17,814   $  15,615   $  14,310   $  13,887   $  12,586   $  10,509

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:

    Net investment income (loss)                       $    (.04)  $    (.04)  $    (.08)  $    (.05)  $    (.10)  $     .02

    Ratios (to average net assets):
       Expenses                                            1.97%*      2.03%*      2.00%       2.14%       2.36%       2.50%*
       Net investment income (loss)                        (.62%)*     (.43%)*     (.40%)      (.42%)      (.77%)       .42%*

    *   Annualized
    **  For the period from July 19, 1995 (commencement of operations) to December 31, 1995.
    (1) Distributions from net realized gain on investments for the ten months ended October 31, 1999 was less than $.01 per share.

    See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.      BUSINESS AND ORGANIZATION

        DLB Global Small Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

        During 1999, the Fund changed its year end from December 31 to October
        31.

2.      SIGNIFICANT ACCOUNTING POLICIES

        INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

        REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

        FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

        INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

        TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

        The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

        Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

        Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.      TRANSACTIONS WITH AFFILIATES

        The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $86,382. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.50% of average daily net assets. For the six months ended April 30, 2000, $40,585 of Fund expenses were borne by Babson.

        Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .50% of average daily net assets.

        The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.      PORTFOLIO SECURITIES

        Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $4,934,808 and $3,776,134, respectively.

        The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                   Aggregate cost                        $ 15,625,603
                                                         ============

                   Gross unrealized appreciation         $  4,268,360
                   Gross unrealized depreciation           (2,354,442)
                                                         ------------

                      Net unrealized appreciation        $  1,913,918
                                                         ============

5.      SHARES OF BENEFICIAL INTEREST

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                       Six Months     Ten Months       Year
                                         Ended          Ended          Ended
                                       April 30,     October 31,    December 31,
                                         2000           1999           1998
                                       ---------      ---------      ---------
        Shares sold                      111,857         50,868         74,346
        Shares issued in reinvestment
           of distributions               64,834              6        103,499
        Redemptions                      (33,787)       (55,596)       (81,996)
                                       ---------      ---------      ---------
           Net increase (decrease)       142,904         (4,722)        95,849
                                       =========      =========      =========

6.      RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

        Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                                       DLB




THE DLB ENTERPRISE III FUND









                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                     THE DLB ENTERPRISE III FUND
                                                 -------------------------------


FUND INVESTMENT OBJECTIVE

THE DLB ENTERPRISE III FUND seeks long-term capital appreciation primarily through investment in small to medium-size companies.

MARKET OVERVIEW

THE FIRST HALF OF THE FISCAL YEAR ENDING OCTOBER 31, 2000 WAS CHARACTERIZED BY THREE MAJOR FACTORS: 1) a runaway market for technology stocks in the 4th quarter of 1999, 2) continued general dominance of growth stocks until late in the 1st quarter of 2000 and, 3) unprecedented volatility throughout the period.

WITH THE NOTABLE EXCEPTION OF THE MAJOR VALUE INDICES, MANY BROAD MARKET AND GROWTH BENCHMARKS ACHIEVED ALL-TIME HIGHS ON OR CLOSE TO THE LAST DAY OF THE MILLENIUM. Technology stocks continued to be the driving force in these record-setting indices.

THE WALL STREET JOURNAL REFERRED TO IT AS "THIS JEKYLL AND HYDE STOCK MARKET." The phrases "New Economy Stocks" and "Old Economy Stocks" became part of the investment jargon. No matter how it was described, the split between growth and value persisted throughout the first two months of 2000. Although returns for most benchmarks were negative in January, relative performance for value investors was positive. This shift in investor sentiment was brief, however, and the market once again favored growth over value in February. Value mounted a comeback late in March, and this positive absolute and relative performance continued through the end of April.

VOLATILITY, AS MEASURED BY INTRADAY PRICE MOVEMENTS, REACHED LEVELS NEVER SEEN BEFORE IN 1999 AND IN THE 1ST QUARTER OF 2000. To put this volatility into historical perspective, in 1994 the NASDAQ, S&P 500, and Russell 2000 indices experienced intraday price movements of 2% or more only 2% of the time. In 1999, 2% price swings in the NASDAQ Index occurred almost half the time and in the S&P 500 Index almost one-quarter of the time. This volatility increased to 76% for NASDAQ and 56% for the S&P 500 during the 1st quarter of 2000!

A MAJOR CONTRIBUTION TO THIS VOLATILITY AND THE SEE-SAW BETWEEN GROWTH AND VALUE WAS THE CONTINUED EFFORTS BY THE FED TO SLOW THE ECONOMY. As short-term rates were raised by the Fed and uncertainty as to future increases burdened market psychology, investor's sentiment and momentum changed frequently.

                                                     THE DLB ENTERPRISE III FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW

OUR INVESTMENT APPROACH FOCUSES ON COMPANIES WITH STRONG AND IMPROVING COMPETITIVE POSITIONS THAT ARE NEGLECTED BY OTHER INSTITUTIONAL INVESTORS AND THEREFORE TRADE AT LOW RELATIVE VALUATIONS. We believe that companies with good earnings growth, positive earnings surprises and upward earnings revisions will outperform over the long run.

THE BEST AND WORST PERFORMING STOCKS IN THE FUND FOR THE SEMI-ANNUAL FISCAL PERIOD ENDED APRIL 30, 2000 ARE LISTED BELOW:

--------------------------------------------------------------------------------
BEST PERFORMERS             BUSINESS                                GAIN (%)
--------------------------------------------------------------------------------
Nabors                      Oil Service                               74%
Belden                      Specialty wire and cable                  56%
Martin Marietta Materials   Aggregates supplier                       36%
Perkin Elmer                Diversified technology                    36%
Equitable Resources         Natural gas utility                       27%
--------------------------------------------------------------------------------

NABORS INDUSTRIES IS SEEING ITS BUSINESS PROSPECTS IMPROVE DUE TO THE SUSTAINED INCREASE IN OIL AND NATURAL GAS PRICES. Belden's stock took off after the company reported both outstanding earnings in the 4th Quarter of 1999 resulting from strong organic growth in all of its businesses, particularly networking cable, and significant operating profit margin improvement from the integration of a recent acquisition. Martin Marietta Materials continues to benefit from accelerating spending on the U.S. highway system due to the previously passed landmark highway legislation (known as TEA-21). PerkinElmer's gain resulted from accelerating revenue and earnings growth in all of its businesses. Additionally, it is the beneficiary of future revenue growth resulting from accelerating demand by fiber-optic/telecom equipment manufacturers for PerkinElmer's optoelectronic component parts. Equitable Resources continues to benefit from improved pricing of natural gas, ongoing cost reductions, the implementation of operational improvements, and select add-on acquisitions.

                                                     THE DLB ENTERPRISE III FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

--------------------------------------------------------------------------------
UNDERPERFORMERS             BUSINESS                                LOSS (%)
--------------------------------------------------------------------------------
Safety-Kleen                Waste management                          81
Vlasic Foods                Pickles and frozen foods                  70
Enesco                      Collectibles and giftware                 64
Total Renal Care            Dialysis centers                          59
Wallace Computer            Business svcs./print mgmt.                51
--------------------------------------------------------------------------------

SAFETY-KLEEN HAD GREAT DIFFICULTY INTEGRATING ACQUISITIONS AND MAINTAINING THE FINANCIAL INTEGRITY OF ITS REPORTING SYSTEMS. Vlasic International suffered from an earnings shortfall relative to analysts' expectations due to poor performance in several non-core operations. The stock has been sold out of the portfolio. For Enesco, the market continued to react to the fact that sales have been declining in its traditional card and gift shop retail distribution channel, as that sector loses share in the overall retail market. However, Enesco is making inroads in penetrating the mass merchandiser channel. Total Renal Care suffered from problems in its systems integration following a large acquisition. The stock was subsequently sold. Wallace's stock was weak because the integration of its "Integrated Graphics" acquisition is taking longer than anticipated. It has subsequently announced a restructuring plan that will generate cost savings and substantially improve earnings as the sales ramp up.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS AS OF APRIL 30, 2000 ARE SHOWN
BELOW:

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                                       % OF FUND ASSETS
--------------------------------------------------------------------------------
Newpark Resources Inc.                                             4.4
Belden Inc.                                                        3.8
Policy Management Systems                                          3.5
Perkinelmer Inc.                                                   3.4
Dime Bancorp Inc.                                                  3.3
Dal-Tile Intl. Inc.                                                3.3
ACNeilsen Corp.                                                    3.1
Golden State Bancorp                                               3.1
Martin Marietta Materials                                          3.0
Unova Inc.                                                         3.0
TOTAL                                                             33.9
--------------------------------------------------------------------------------

                                                     THE DLB ENTERPRISE III FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

--------------------------------------------------------------------------------
SECTOR                                              RUSSELL
DIVERIFICATION (%)               PORTFOLIO           2000           DIFFERENCE
--------------------------------------------------------------------------------
Financial Services                 20.2               16.4             +3.8
Materials & Processing             18.2                7.3            +10.9
Consumer Discretionary             17.7               14.6             +3.1
Energy                             12.4                3.7             +8.7
Producer Durables                  10.0                9.9             +0.1
Technology                          8.7               25.1            -16.4
Autos & Transportation              5.2                3.1             +2.1
Consumer Staples                    3.3                2.1             +1.2
Health Care                         0.0               11.6            -11.6
Utilities                           0.0                5.4             -5.4
Other                               4.3                0.8             +3.5
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Fund's value approach was clearly out favor for the first four months of the semi-annual period, returning -15.7% vs. 7.1% for the Russell 2000 Value Index and 58.8% for the Russell 2000 Growth Index. It did however rally dramatically during the last two months of the period returning 10.6% vs. 1.1% for the Russell 2000 Value Index and -19.6% for the Russell 2000 Growth Index. Despite the Fund's out performance of the benchmark during the last two months of the period, it remained behind the Russell 2000 Value Index and the Russell 2000 Growth Index for the six months ended April 30, 2000. The return for the Fund during the full six-month period was approximately -6.8% vs. 8.2% for the Russell 2000 Value Index and 27.8% for the Russell 2000 Growth Index.

OUTLOOK

THERE HAS BEEN AMPLE DISCUSSION AMONG MARKET PUNDITS OF THE RELATIVE MERITS OF THE "NEW" ECONOMY VERSUS THE "OLD" ECONOMY AND THE COMPANIES THAT POPULATE EACH GROUP. Up until the abrupt change in market direction witnessed in March, gigantic premiums were being paid by investors for companies in the former group, while old economy stocks generally languished.

DESPITE THE EFFORTS OF SOME TO JUSTIFY STRATOSPHERIC VALUATIONS FOR A CERTAIN GROUP OF STOCKS BY DECLARING THEM PART OF THE "NEW" ECONOMY, SUCH A CLASSIFICATION IS MISLEADING AND INVALID. History shows that the one economic constant is change and successful companies incorporate that change to enhance their future prospects. For example, the development of the Internet has not suddenly

                                                     THE DLB ENTERPRISE III FUND
                                                 -------------------------------

OUTLOOK (CONT.)

made "bricks and mortar" retailers obsolete. Traditional retailers either have developed, or are in the midst of developing, their own Internet capabilities to supplement their store location and catalog strategies. Indeed, it appears as though many of the formerly high flying "e-tailing" companies have the obsolete business model as they attempt to reach the consumer through only one channel, the Internet, while their more sizeable competitors can reach the consumer through multiple channels. As a result, many of the e-tailing companies have seen their valuations crushed recently.

THE BUSINESS TO BUSINESS E-COMMERCE SECTOR IS SEEING SIMILAR ADJUSTMENTS BY OLD-LINE FIRMS. The initiative of the auto manufacturers to set up their own e-commerce network with their suppliers, rather than working through a "new" economy intermediary, will be imitated by other major manufacturers and is yet another example of established companie utilizing new technology to become more efficient and profitable.

THE CURRENT ENVIRONMENT IS AN UNUSUALLY OPPORTUNE ONE FOR VALUE INVESTORS, ESPECIALLY IN THE SMALL CAP SECTOR. Rarely has there been such a combination of cheap relative valuations and real earnings growth potential from a portion of the market as there is now in small cap value. As investors begin to increasingly question the wisdom of committing additional funds to high priced, high tech companies offering more in the way of visions than earnings visibility, and paradigms rather than profitability, the focus will come back to more traditional measures of investment attractiveness.

WE ARE HOPEFUL THAT THE MARKET ACTION EXPERIENCED IN MARCH AND IN APRIL EXTENDS OUT TO CORRECT THE VALUATION IMBALANCES THAT REMAIN IN THE MARKET. The Fund's portfolio is well positioned to benefit from this trend reversal (or return to sanity, depending on one's perspective).

                                                     THE DLB ENTERPRISE III FUND
                                                 -------------------------------

GROWTH OF A
$100,000 INVESTMENT

                Cumulative Total Return Since Inception 7/25/95

                  DLB                                           RUSSELL
             ENTERPRISE III     RUSSELL         RUSSELL       2000 VALUE
  DATE            FUND        2500 INDEX      2000 INDEX         INDEX
  ----            ----        ----------      ----------         -----
              $100,000.00     $100,000.00     $100,000.00     $100,000.00
31-Jul-95     $100,500.00     $102,210.00     $102,200.00     $101,240.00
31-Aug-95      $99,696.00     $103,845.36     $104,315.54     $104,246.83
30-Sep-95     $100,792.66     $105,787.27     $106,182.79     $105,800.11
31-Oct-95      $98,595.38     $102,476.13     $101,436.42     $101,578.68
30-Nov-95     $106,897.11     $106,851.86     $105,696.75     $105,611.36
31-Dec-95     $109,270.22     $108,679.02     $108,487.14     $108,885.31
31-Jan-96     $111,302.65     $109,450.65     $108,367.81     $109,603.95
28-Feb-96     $114,652.86     $112,745.11     $111,748.88     $111,324.73
31-Mar-96     $117,702.62     $115,045.11     $114,028.56     $113,662.55
30-Apr-96     $119,232.76     $120,360.19     $120,129.09     $116,765.54
30-May-96     $121,879.73     $123,621.96     $124,862.17     $119,719.71
30-Jun-96     $119,746.83     $119,826.76     $119,730.34     $118,307.01
31-Jul-96     $112,118.96     $111,055.44     $109,277.88     $112,013.08
31-Aug-96     $116,087.97     $117,441.13     $115,626.92     $116,874.45
30-Sep-96     $117,202.41     $122,526.33     $120,147.94     $120,065.12
31-Oct-96     $115,983.51     $121,717.66     $118,297.66     $121,457.88
30-Nov-96     $122,188.63     $127,596.62     $123,171.52     $127,992.31
31-Dec-96     $125,402.19     $129,344.69     $126,398.61     $132,152.06
31-Jan-97     $126,380.32     $132,914.61     $128,926.59     $134,187.20
28-Feb-97     $127,467.19     $130,934.18     $125,806.56     $135,461.98
31-Mar-97     $127,581.91     $125,002.86     $119,868.49     $131,831.60
30-Apr-97     $127,581.91     $126,590.40     $120,204.13     $133,769.52
31-May-97     $137,711.92     $138,249.37     $133,570.82     $144,417.58
30-Jun-97     $146,318.91     $143,903.77     $139,301.01     $151,725.11
31-Jul-97     $156,663.66     $152,336.53     $145,778.51     $158,097.56
31-Aug-97     $158,731.62     $154,454.01     $149,116.84     $160,611.31
30-Sep-96     $164,398.34     $164,555.30     $160,032.19     $171,291.97
31-Oct-97     $160,469.22     $157,166.77     $153,006.78     $166,632.83
30-Nov-97     $159,923.62     $157,874.02     $152,012.23     $168,465.79
31-Dec-97     $166,784.35     $160,857.84     $154,672.45     $174,176.78
31-Jan-98     $160,429.86     $158,396.72     $152,228.62     $171,024.18
28-Feb-98     $171,130.54     $169,896.32     $163,478.32     $181,371.14
31-Mar-98     $177,479.48     $177,354.77     $170,213.62     $188,734.81
30-Apr-98     $180,762.85     $178,028.71     $171,149.80     $189,659.61
31-May-98     $174,888.06     $169,768.18     $161,924.83     $182,945.66
30-Jun-98     $167,490.29     $169,971.90     $162,264.87     $181,921.16
31-Jul-98     $159,166.02     $158,294.83     $149,121.41     $167,676.74
31-Aug-98     $132,251.05     $128,440.43     $120,162.03     $141,418.56
30-Sep-98     $136,840.16     $137,559.70     $129,570.72     $149,408.71
31-Oct-98     $144,831.63     $145,084.21     $134,857.21     $153,846.15
30-Nov-98     $149,176.58     $152,265.88     $141,923.73     $158,015.38
31-Dec-98     $152,383.87     $161,493.19     $150,708.80     $162,977.06
31-Jan-99     $148,802.85     $161,218.66     $152,713.23     $159,277.48
28-Feb-99     $137,925.36     $150,626.59     $140,343.46     $148,398.83
31-Mar-99     $140,876.97     $153,850.00     $142,532.82     $147,181.96
30-Apr-99     $151,245.51     $167,619.57     $155,303.76     $160,619.67
31-May-99     $161,999.07     $170,217.68     $157,571.19     $165,550.69
30-Jun-99     $165,579.25     $179,069.00     $164,693.41     $171,543.63
31-Jul-99     $157,200.94     $175,541.34     $160,180.81     $167,478.05
31-Aug-99     $147,721.72     $170,046.89     $154,254.12     $161,348.35
30-Sep-99     $145,033.18     $167,513.20     $154,284.97     $158,121.38
31-Oct-99     $140,029.54     $171,181.73     $154,917.54     $154,958.95
30-Nov-99     $141,443.84     $180,853.50     $164,166.12     $155,764.74
31-Dec-99     $140,071.83     $200,476.11     $182,749.72     $160,546.72
31-Jan-00     $128,922.11     $195,865.16     $179,807.45     $156,356.45
29-Feb-00     $118,041.09     $224,148.09     $209,493.66     $165,909.83
31-Mar-00     $131,639.42     $220,718.62     $195,688.03     $166,689.60
30-Apr-00     $130,546.81     $208,843.96     $183,907.61     $167,673.07

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                    6 Months     One Year         Annualized
                                    11/1/99-      5/1/99-       Since Inception
                                    4/30/00       4/30/00          7/25/95-
                                                                   4/30/00

DLB ENTERPRISE III FUND              -6.77        -13.68              5.66
Russell 2500 Index                   22.00         24.61             16.30
Russell 2000 Index                   18.72         18.42             13.33
Russell 2000 Value Index              8.20          4.40             11.25
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

IN PAST YEARS, the Fund has compared its returns to those of the Russell 2500 Index. In future semi-annual and annual reports, the Fund will compare its returns to those of the Russell 2000 Index and the Russell 2000 Value Index. The reason for this change is that while the market capitalization of the companies included in the Russell 2500 Index has increased since the Fund's inception, the Fund's investment policies continue to require the Fund to invest in companies with a market capitalization between $400 million and $2 billion at the time of investment by the Fund. As a result, the Fund believes that the Russell 2000 Index and the Russell 2000 Value Index, which have a lower weighted average market capitalization than the Russell 2500 Index, provides a more appropriate comparison based on market capitalization.

THE RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

THE RUSSELL 2000 INDEX measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                     THE DLB ENTERPRISE III FUND
                                                 -------------------------------














This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Enterprise III Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB ENTERPRISE III
                                     FUND

                                     FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2000 AND THE TEN MONTHS
                                     ENDED OCTOBER 31, 1999

DLB ENTERPRISE III FUND

TABLE OF CONTENTS

-------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS:

        Portfolio of Investments as of April 30, 2000                                                   1 - 3

        Statement of Assets and Liabilities as of April 30, 2000                                          4

        Statement of Operations for the Six Months Ended April 30, 2000                                   5

        Statements of Changes in Net Assets for the Six Months Ended April 30, 2000,
             the Ten Months Ended October 31, 1999, and the Year Ended December 31, 1998                  6

        Financial Highlights for the Six Months Ended April 30, 2000, the Ten Months
             Ended October 31, 1999, and for each of the years in the Four-Year Period
             Ended December 31, 1998                                                                      7

        Notes to Financial Statements                                                                   8 - 10


DLB ENTERPRISE III FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000

-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 91.8%

        ISSUER                                                                         SHARES              VALUE

AEROSPACE - 3.3%
Perkin Elmer, Inc.                                                                     22,400            $1,133,325
                                                                                                         ----------
APPAREL - 2.4%
Unifi Inc. (*)                                                                         82,000               835,375
                                                                                                         ----------
AUTO PARTS - 4.4%
Exide Corporation                                                                      87,500               842,188
Snap-On Inc.                                                                           25,600               676,800
                                                                                                         ----------
                                                                                                          1,518,988
                                                                                                         ----------
BANKS - 7.2%
Commerce Bancorp, Inc.                                                                  8,300               329,406
Dime Bancorp, Inc.                                                                     59,500             1,115,625
Golden State Bancorp, Inc. (*)                                                         67,600             1,039,350
                                                                                                         ----------
                                                                                                          2,484,381
                                                                                                         ----------
BUILDING SUPPLIES - 3.2%
Dal-Tile International Inc. (*)                                                       113,000             1,101,750
                                                                                                         ----------
CHEMICAL - SPECIALTY - 1.7%
UCAR International, Inc.                                                               44,800               590,800
                                                                                                         ----------
COAL GAS & PIPE - 2.6%
Nabors Industries Inc. (*)                                                             22,400               883,400
                                                                                                         ----------
DIVERSIFIED - 1.1%
Carlisle Companies Incorporated                                                         9,400               387,163
                                                                                                         ----------
ELECTRICAL EQUIPMENT - 7.1%
Belden Inc.                                                                            43,400             1,288,438
Gerber Scientific Inc.                                                                 42,100               584,138
Magnetek Incorporated (*)                                                              67,200               558,600
                                                                                                         ----------
                                                                                                          2,431,176
                                                                                                         ----------
ELECTRONICS & INSTRUMENTS - 1.4%
Scitex Corporation Ltd. (*)                                                            41,600               494,000
                                                                                                         ----------
FOOD PRODUCERS - 2.3%
Ralcorp Holdings Inc. (*)                                                              56,000               773,500
                                                                                                         ----------
FURNITURE & APPLIANCES - 0.8%
La-Z-Boy Incorporated                                                                  17,100               268,256
                                                                                                         ----------

                                        1

        ISSUER                                                                         SHARES              VALUE

INSURANCE COMPANIES - 5.4%
HCC Insurance Holdings, Inc.                                                           74,200            $  871,850
HSB Group, Inc.                                                                        33,750               978,750
                                                                                                         ----------
                                                                                                          1,850,600
                                                                                                         ----------
MACHINERY & EQUIPMENT - 10.5%
Foster Wheeler Corporation                                                            104,000               955,500
Harsco Corporation                                                                     27,600               819,375
Roper Industries, Inc.                                                                 25,700               809,550
Unova Inc. (*)                                                                         72,200             1,010,800
                                                                                                         ----------
                                                                                                          3,595,225
                                                                                                         ----------
METALS & MINING - 4.7%
Martin Marietta Materials                                                              19,400             1,028,200
Ryerson Tull Inc.                                                                      46,500               575,438
                                                                                                         ----------
                                                                                                          1,603,638
                                                                                                         ----------
MISCELLANEOUS - 0.5%
ADVO, Inc.                                                                              6,200               186,000
                                                                                                         ----------
NATURAL GAS - 2.8%
Equitable Resources, Inc.                                                              20,600               955,325
                                                                                                         ----------
OFFICE EQUIPMENT - 2.4%
Wallace Computer Services                                                              76,600               837,813
                                                                                                         ----------
OIL SERVICES - 6.1%
Newpark Resources, Inc.                                                               180,700             1,490,775
Stolt Comex Seaway S. A.                                                               49,000               591,063
                                                                                                         ----------
                                                                                                          2,081,838
                                                                                                         ----------
PAPER & FOREST PRODUCTS - 2.3%
Albany International Corp.                                                             52,265               793,775
                                                                                                         ----------
PRINTING & PUBLISHING - 7.4%
ACNeilsen Corporation (*)                                                              45,800             1,056,263
Central Newspapers, Inc.                                                               21,300               653,644
Hollinger International                                                                67,000               845,875
                                                                                                         ----------
                                                                                                          2,555,782
                                                                                                         ----------
PROFESSIONAL SERVICES - 3.4%
Policy Management Systems Corporation (*)                                              89,200             1,181,900
                                                                                                         ----------
REAL ESTATE - 2.5%
Prentiss Properties Trust                                                              35,700               847,870
                                                                                                         ----------
SPECIALTY RETAIL - 2.7%
Enesco Group Inc.                                                                      57,500               258,750
Tupperware Corporation                                                                 35,600               671,950
                                                                                                         ----------
                                                                                                            930,700
                                                                                                         ----------
TOBACCO - 0.7%
Dimon Incorporated                                                                    106,000               251,750
                                                                                                         ----------

                                        2

        ISSUER                                                                         SHARES              VALUE

TRANSPORTATION - 2.3%
Fritz Companies Inc. (*)                                                               82,300            $  792,138
                                                                                                         ----------
WHOLESALERS - 0.4%
BJ's Wholesale Club, Inc.                                                               3,600               127,575
                                                                                                         ----------
TOTAL COMMON STOCKS
     (identified cost, $35,157,257)                                                                      31,494,043


                                                                                     PRINCIPAL
                                                                                       AMOUNT

REPURCHASE AGREEMENT - 3.7%
Investors Bank & Trust Repurchase Agreement, 4.94%,
  dated 4/28/00, $1,286,225 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost                                   $1,285,696             1,285,696
                                                                                                         ----------

TOTAL INVESTMENTS (identified cost, $36,442,953)                                                         32,779,739

Other assets, less liabilities - 4.5%                                                                     1,536,464
                                                                                                         ----------

NET ASSETS - 100%                                                                                       $34,316,203
                                                                                                         ==========



(*) Non-income producing security


See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000

----------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $36,442,953)                    $ 32,779,739
    Receivable for investments sold                                            1,604,595
    Receivable for fund shares sold                                              553,443
    Dividends and interest receivable                                             13,684
    Receivable from investment manager                                             9,563
                                                                            ------------

                                                                              34,961,024
                                                                            ------------
LIABILITIES:
    Payable for investments purchased                                            565,368
    Payable for Fund shares reacquired                                            32,175
    Accrued management fee                                                        15,101
    Accrued expenses                                                              32,177
                                                                            ------------

                                                                                 644,821
                                                                            ------------

NET ASSETS                                                                  $ 34,316,203
                                                                            ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                         $ 41,290,611
    Unrealized depreciation of investments                                    (3,663,214)
    Accumulated net realized loss on investment transactions                  (3,410,385)
    Accumulated undistributed net investment income                               99,191
                                                                            ------------

             Total                                                          $ 34,316,203
                                                                            ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                      3,573,088
                                                                            ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE
   (NET ASSETS / SHARES OF BENEFICIAL INTEREST OUTSTANDING)                 $       9.60
                                                                            ============


See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends                                                                  $ 260,164
    Interest                                                                      42,444
                                                                            ------------
                                                                                 302,608
                                                                            ------------
EXPENSES:
    Management fee                                                                98,149
    Trustees' fees                                                                 3,194
    Custodian fees                                                                32,784
    Accounting and audit fees                                                     14,745
    Registration fees                                                             10,369
    Legal fees                                                                     9,169
    Transfer agent fee                                                             3,913
    Miscellaneous                                                                  2,505
                                                                            ------------
                                                                                 174,828

    Reduction of expenses by investment manager                                  (27,604)
                                                                            ------------

              Net expenses                                                       147,224
                                                                            ------------

              Net investment income                                              155,384
                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Realized loss (identified cost basis)                                     (3,363,630)

    Change in unrealized appreciation                                            663,606
                                                                            ------------

              Net realized and unrealized loss on investments                 (2,700,024)
                                                                            ------------

              Decrease in net assets from operations                        $ (2,544,640)
                                                                            ============

See notes to financial statements.

DLB ENTERPRISE III FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                         Six Months            Ten Months               Year
                                                           Ended                 Ended                  Ended
                                                       April 30, 2000       October 31, 1999      December 31, 1998
                                                        ------------          ------------          ------------
                                                         (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                              $    155,384          $    204,015          $    222,522
     Net realized gain (loss) on investments              (3,363,630)            1,556,752             2,187,410
     Net unrealized appreciation (depreciation)
       of investments                                        663,606            (3,928,866)           (5,034,660)
                                                        ------------          ------------          ------------

                                                          (2,544,640)           (2,168,099)           (2,624,728)
                                                        ------------          ------------          ------------
  Distributions to shareholders:
     From net investment income                             (260,208)               (2,565)             (223,867)
     From net realized gain on investments                (1,556,753)              (12,380)           (2,175,064)
     In excess of net realized gain on investments           (46,755)                   --                    --
                                                        ------------          ------------          ------------

                                                          (1,863,716)              (14,945)           (2,398,931)
                                                        ------------          ------------          ------------
  Fund share transactions:
     Net proceeds from sales of shares                    10,599,198            15,739,311             9,402,929
     Net asset value of shares issued in
       reinvestment of distributions                       1,863,716                14,945             2,398,931
     Cost of shares reacquired                            (6,350,404)          (10,899,305)           (4,195,749)
                                                        ------------          ------------          ------------

                                                           6,112,510             4,854,951             7,606,111
                                                        ------------          ------------          ------------

             Total increase in net assets                  1,704,154             2,671,907             2,582,452

NET ASSETS:
  At beginning of period                                  32,612,049            29,940,142            27,357,690
                                                        ------------          ------------          ------------
  At end of period (including accumulated undistributed
     net investment income of $99,191, $204,015, and
     $2,565, respectively)                              $ 34,316,203          $ 32,612,049          $ 29,940,142
                                                        ============          ============          ============

See notes to financial statements.

DLB ENTERPRISE III FUND

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------
                                                      Six Months  Ten Months
                                                         Ended       Ended         Years Ended December 31,      Period Ended
                                                       April 30,  October 31,  ---------------------------------  December 31,
                                                         2000        1999        1998        1997        1996        1995**
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                      (Unaudited)
Per share data (for a share outstanding
    throughout each period):
    Net asset value- beginning of period               $   10.93   $   11.90   $   14.19   $   11.51   $   10.75   $   10.00
                                                       ---------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
    Net investment income                                    .04         .07         .10         .08         .15         .08
    Net realized and unrealized gain (loss) on
       investments                                          (.75)      (1.04)      (1.36)       3.72        1.44         .84
                                                       ---------   ---------   ---------   ---------   ---------   ---------

                                                            (.71)       (.97)      (1.26)       3.80        1.59         .92
                                                       ---------   ---------   ---------   ---------   ---------   ---------
Less distributions to shareholders:
    From net investment income (1)(2)                       (.09)         --        (.10)       (.08)       (.15)       (.08)
    From net realized gain on investments (1)(2)            (.51)         --        (.93)      (1.04)       (.68)       (.09)
    In excess of realized gain on investments (1)           (.02)         --          --          --          --          --
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                            (.62)         --       (1.03)      (1.12)       (.83)       (.17)
                                                       ---------   ---------   ---------   ---------   ---------   ---------

Net asset value - end of period                        $    9.60   $   10.93   $   11.90   $   14.19   $   11.51   $   10.75
                                                       =========   =========   =========   =========   =========   =========

Total Return                                              (6.77%)     (8.11%)     (8.63%)     32.95%      14.75%      21.17%*

Ratios and Supplemental Data:
    Ratio of expenses to average net assets                 .90%*       .90%*       .76%        .90%        .90%        .90%*
    Ratio of net investment income to average net assets    .94%*       .71%*       .77%        .78%       1.28%       1.90%*
    Portfolio turnover                                       20%         48%         28%         32%         25%          6%
    Net assets at end of period (000 omitted)          $  34,316   $  32,612   $  29,940   $  27,358   $  13,690   $  10,929

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

    Net investment income                              $     .04   $     .06   $     .06   $     .04   $     .05   $     .01

    Ratios (to average net assets):
      Expenses                                             1.07%*      1.00%*      1.02%       1.33%       1.77%       2.50%*
      Net investment income                                 .77%*       .61%*       .51%        .36%        .41%        .32%*

   *   Annualized

   **  For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

   (1) Distributions in excess of net investment income and distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.

   (2) Distributions from net investment income and from net realized gains on investments for the ten months ended October
       31, 1999 were less than $.01 per share.

  See notes to financial statements.

DLB ENTERPRISE III FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Enterprise III Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $98,149. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .90% of average daily net assets. For the six months ended April 30, 2000, $27,604 of fund expenses were borne by Babson.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $10,050,303 and $6,199,770, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                   Aggregate cost                             $ 36,442,953
                                                              ============

                   Gross unrealized appreciation              $  3,320,057
                   Gross unrealized depreciation                (6,983,271)
                                                              ------------

                      Net unrealized depreciation             $ (3,663,214)
                                                              ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                       Six Months     Ten Months       Year
                                         Ended          Ended          Ended
                                       April 30,     October 31,    December 31,
                                         2000           1999           1998
                                       ---------      ---------      ---------

     Shares sold                       1,071,959      1,355,408        701,642
     Shares issued in reinvestment
         of distributions                187,309          1,208        208,181
     Redemptions                        (671,242)      (888,231)      (321,680)
                                       ---------      ---------      ---------
               Net increase              588,026        468,385        588,143
                                       =========      =========      =========

                                      DLB




THE DLB DISCIPLINED GROWTH FUND









                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                 THE DLB DISCIPLINED GROWTH FUND
                                                 -------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB DISCIPLINED GROWTH FUND seeks long-term capital appreciation.

MARKET OVERVIEW

THE FIRST HALF OF THE FISCAL YEAR ENDING OCTOBER 31, 2000 WAS CHARACTERIZED BY THREE MAJOR FACTORS: 1) a runaway market for technology stocks in the 4th quarter of 1999, 2) continued general dominance of growth stocks until late in the 1st quarter of 2000 and, 3) unprecedented volatility throughout the period.

WITH THE NOTABLE EXCEPTION OF THE MAJOR VALUE INDICES, MANY BROAD MARKET AND GROWTH BENCHMARKS ACHIEVED ALL-TIME HIGHS ON OR CLOSE TO THE LAST DAY OF THE MILLENIUM. Technology stocks continued to be the driving force in these record-setting indices.

THE WALL STREET JOURNAL REFERRED TO IT AS "THIS JEKYLL AND HYDE STOCK MARKET." The phrases "New Economy Stocks" and "Old Economy Stocks" became part of the investment jargon. No matter how it was described, the split between growth and value persisted throughout the first two months of 2000. Although returns for most benchmarks were negative in January, relative performance for value investors was positive. This shift in investor sentiment was brief, however, and the market once again favored growth over value in February. Value mounted a comeback late in March, and this positive absolute and relative performance continued through the end of April.

VOLATILITY, AS MEASURED BY INTRADAY PRICE MOVEMENTS, REACHED LEVELS NEVER SEEN BEFORE IN 1999 AND IN THE 1ST QUARTER OF 2000. To put this volatility into historical perspective, in 1994 the NASDAQ, S&P 500, and Russell 2000 indices experienced intraday price movements of 2% or more only 2% of the time. In 1999, 2% price swings in the NASDAQ Index occurred almost half the time and in the S&P 500 Index almost one-quarter of the time. This volatility increased to 76% for NASDAQ and 56% for the S&P 500 during the 1st quarter of 2000!

A MAJOR CONTRIBUTION TO THIS VOLATILITY AND THE SEE-SAW BETWEEN GROWTH AND VALUE WAS THE CONTINUED EFFORTS BY THE FED TO SLOW THE ECONOMY. As short-term rates were raised by the Fed and uncertainty as to future increases burdened market psychology, investor's sentiment and momentum changed frequently.

                                                 THE DLB DISCIPLINED GROWTH FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW

THE BASIC STRATEGY OF THIS FUND IS TO FIND UNDER-PRICED STOCKS THAT ARE EXPERIENCING A POSITIVE CHANGE IN MARKET SENTIMENT. These stocks should tend to get the largest investment returns as the market revalues the stock to a "fairer" market value. The Fund uses this strategy to build a diversified portfolio that is sensitive to its benchmark, the Russell 1000 Growth Index, by using powerful stock selection techniques and a disciplined portfolio construction process. The two factors used in the strategy are Earnings Revision and Relative Valuation, both of which have a strong basis in economic theory and were not necessarily powerful the last quarter of 1999, but have come on strong in early 2000.

IN THE PAST SIX MONTHS, WE'VE SEEN THE MARKET REACH SPECULATIVE HIGHS AND THEN MAINLY LOSE IT. Until the end of February, we saw dramatic volatility (generally very positive) in the Large Cap markets -- however this was the sort of volatility that does not help a price-sensitive, growth portfolio.

DURING MARCH THE MARKET DRAMATICALLY TURNED ITS FOCUS TOWARDS STOCKS THAT APPEARED TO BE EXECUTING WELL AND HAD BEEN OUT OF FAVOR IN THE GO-GO MARKET -- I.E., MANY OF THE CLASSICALLY UNDERVALUED STOCKS. As mentioned above, the strategy of the Fund is to find classically undervalued growth-oriented stocks and this was the kind of period that the strategy was made for. To provide a sense of how well Value did during the month of March, the Russell 1000 Value Index rose by more than 12% in March, far outdistancing the Russell 1000 Growth Index (by roughly 5%). It has been quite a while since we've seen such a positive spread between these two styles. April saw continued contractions in the Russell 1000 Growth index which lost almost 5% of it's value.

WE CONTINUE TO MAINTAIN OUR PORTFOLIO DISCIPLINE OF REMAINING SECTOR-NEUTRAL TO OUR BENCHMARK, CONTAINING THE RISKS IN SUCH A VOLATILE MARKET OF MISSING OR OVERSHOOTING A MARKET ROTATION, IN OR OUT OF A PARTICULAR SECTOR. Our market capitalization, beta, and yield demonstrate that the Fund is and remains oriented towards large-Cap, growth-oriented stocks.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING PAGE.

                                                 THE DLB DISCIPLINED GROWTH FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)
--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                                       % OF FUND ASSETS
--------------------------------------------------------------------------------
Intel Corporation                                                 7.68
Advanced Micro Dev.                                               5.25
General Electric                                                  4.99
Microsoft                                                         4.73
Cisco Systems Inc.                                                3.53
Applied Materials Inc.                                            3.39
Merck & Co. Inc.                                                  3.28
Brinker International                                             3.20
ADC Telecommunications                                            3.19
Arrow Electronics                                                 2.87
TOTAL                                                            42.11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                            RUSSELL 1000
DIVERSIFICATION (%)              PORTFOLIO           GROWTH          DIFFERENCE
--------------------------------------------------------------------------------
Technology                         43.5               43.5              0.0
Healthcare                         16.3               15.0             +1.3
Consumer Discretionary             18.8               15.3             +3.5
Consumer Staples                    1.4                6.2             -4.8
Energy                              2.4                0.8             +1.6
Materials & Processing              1.0                0.4             +0.6
Producer Durables                   6.2                2.9             +3.3
Autos & Transportation              0.4                0.4              0.0
Financial Services                  2.5                4.2             -1.7
Utilities                           2.6                4.1             -1.5
Other                               5.0                7.2             -2.2
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000, THE PORTFOLIO ENJOYED CONSIDERABLE OUTPERFORMANCE AGAINST ITS LARGE-CAP GROWTH BENCHMARK, THE RUSSELL 1000 GROWTH INDEX. The Fund returned 23.5% vs. 18.7% for the benchmark. We do observe that many fundamentally sound stocks that have been dormant for over a year or more have started to see life. The Fund is a grateful beneficiary of the market's renewed interest in fundamentals.

                                                 THE DLB DISCIPLINED GROWTH FUND
                                                 -------------------------------

OUTLOOK

LOOKING TO THE FUTURE, WE ARE HOPEFUL THAT THE MARKET WILL CONTINUE TO MAINTAIN AND SUSTAIN ITS FOCUS ON FUNDAMENTALS. Over history, a persistent disciplined approach to buying companies with relatively low valuations and increasing market sentiment has been a winning strategy. Increasing domestic inflation and increased energy prices have delivered a "reality" message to much of the narrowly-based froth that has been in this market for the past few years. The market's present emphasis on bottom-line results, operating context, and market development is more in line with a rational, long-term oriented investment environment -- one that offers a good chance for the success of this Fund's strategy.

                                                 THE DLB DISCIPLINED GROWTH FUND
                                                 -------------------------------

GROWTH OF A
$100,000 INVESTMENT

                Cumulative Total Return Since Inception 8/26/96

                  DLB                                           DLB
              DISCIPLINED       RUSSELL                     DISCIPLINED       RUSSELL
  DATE          GROWTH        1000 GROWTH       DATE          GROWTH        1000 GROWTH
  ----          ------        -----------       ----          ------        -----------
              $100,000.00     $100,000.00     30-Jun-98     $188,885.05     $179,087.40
26-Aug-96      $98,500.00     $100,240.00     31-Jul-98     $182,368.51     $177,905.42
30-Sep-96     $106,399.70     $107,537.47     31-Aug-98     $151,128.79     $151,201.82
31-Oct-96     $110,102.41     $108,182.70     30-Sep-98     $159,093.27     $162,814.12
30-Nov-96     $120,099.71     $116,307.22     31-Oct-98     $169,322.97     $175,904.37
31-Dec-96     $118,502.38     $114,027.60     30-Nov-98     $184,832.96     $189,290.69
31-Jan-97     $127,449.31     $122,020.93     31-Dec-98     $196,958.00     $206,364.71
28-Feb-97     $128,163.03     $121,191.19     31-Jan-99     $205,013.58     $218,478.32
31-Mar-97     $123,382.55     $114,634.74     28-Feb-99     $193,614.83     $208,493.86
30-Apr-97     $131,920.62     $122,246.49     31-Mar-99     $198,319.67     $219,481.49
31-May-97     $139,849.05     $131,072.69     30-Apr-99     $204,150.26     $219,766.82
30-Jun-97     $144,631.89     $136,315.60     31-May-99     $207,008.37     $213,019.98
31-Jul-97     $160,281.06     $148,365.89     30-Jun-99     $219,656.58     $227,931.37
31-Aug-97     $154,382.71     $139,686.49     31-Jul-99     $214,384.82     $220,683.16
30-Sep-96     $164,510.22     $146,559.07     31-Aug-99     $214,256.19     $224,280.29
31-Oct-97     $153,553.84     $141,136.38     30-Sep-99     $208,064.19     $219,570.41
30-Nov-97     $159,189.26     $147,134.68     31-Oct-99     $213,889.98     $236,147.97
31-Dec-97     $156,674.07     $148,782.58     30-Nov-99     $216,627.78     $248,899.96
31-Jan-98     $160,982.61     $153,231.18     31-Dec-99     $239,005.42     $274,785.56
28-Feb-98     $175,310.06     $164,754.17     31-Jan-00     $226,362.04     $261,898.11
31-Mar-98     $180,586.90     $171,327.86     29-Feb-00     $237,068.96     $274,704.93
30-Apr-98     $181,237.01     $173,692.18     31-Mar-00     $265,019.39     $294,373.81
31-May-98     $178,445.96     $168,759.33     30-Apr-00     $264,197.83     $280,361.61

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                    6 Months     One Year         Annualized
                                    11/1/99-      5/1/99-      Since Inception
                                    4/30/00       4/30/00          8/26/96-
                                                                   4/30/00

DLB DISCIPLINED GROWTH FUND          23.50         29.40             29.58
Russell 1000 Growth Index            18.72         27.58             30.98

--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                 THE DLB DISCIPLINED GROWTH FUND
                                                 -------------------------------














This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Disciplined Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.














                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB Disciplined
                                     Growth Fund

                                     Financial Statements for the Six Months
                                     Ended April 30, 2000 and the Ten Months
                                     Ended October 31, 1999

DLB DISCIPLINED GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------





FINANCIAL STATEMENTS:

   Portfolio of Investments as of April 30, 2000                         1 - 3

   Statement of Assets and Liabilities as of April 30, 2000                4

   Statement of Operations for the Six Months Ended April 30, 2000         5

   Statements of Changes in Net Assets for the Six Months Ended
        April 30, 2000,  the Ten Months Ended October 31, 1999, and
        the Year Ended December 31, 1998                                   6

   Financial Highlights for the Six Months Ended April 30, 2000, the
        Ten Months Ended October 31, 1999, and the Years Ended
        December 31, 1998, 1997 and 1996                                   7

   Notes to Financial Statements                                         8 - 10

DLB DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000

--------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.6%

                ISSUER                                             SHARES              VALUE
APPAREL & TEXTILE - 5.0%
Jones Apparel Group, Inc. (*)                                       47,200             $1,401,250
Liz Claiborne Inc.                                                  27,000              1,250,438
                                                                                      -----------
                                                                                        2,651,688
                                                                                      -----------
AUTO & TRUCK MANUFACTURERS - .4%
Paccar Inc.                                                          4,600                218,788
                                                                                      -----------
CHEMICALS - 2.7%
Cytec Industries Inc.                                               16,500                497,063
FMC Corporation                                                     15,500                901,906
                                                                                      -----------
                                                                                        1,398,969
                                                                                      -----------
COMPUTER RELATED - 5.8%
Cisco Systems, Inc.                                                 26,600              1,844,127
Hewlett-Packard Company                                              8,800              1,188,000
                                                                                      -----------
                                                                                        3,032,127
                                                                                      -----------
COMPUTER SOFTWARE - 10.0%
Autodesk, Inc.                                                      26,400              1,013,100
Computer Associates International, Inc.                             14,350                800,909
Microsoft Corporation (*)                                           35,500              2,476,125
Oracle Corporation                                                  11,800                943,263
                                                                                      -----------
                                                                                        5,233,397
                                                                                      -----------
COAL, GAS & PIPE - 1.1%
The Coastal Corporation                                             11,400                572,138
                                                                                      -----------
DIVERSIFIED - .8%
Loews Corporation                                                    8,000                441,000
                                                                                      -----------
DRUGS - 6.6%
Genzyme Corporation-General Division (*)                            21,200              1,034,825
Merck & Co., Inc.                                                   24,700              1,716,650
Pfizer Inc.                                                         16,300                686,638
                                                                                      -----------
                                                                                        3,438,113
                                                                                      -----------
ELECTRICAL EQUIPMENT - 7.1%
Altera Corporation (*)                                              10,600              1,083,850
General Electric Company                                            16,600              2,610,350
                                                                                      -----------
                                                                                        3,694,200
                                                                                      -----------


                ISSUER                                             SHARES              VALUE
ELECTRIC POWER - 2.2%
DTE Energy Co.                                                       8,500              $ 277,313
PECO Energy Company                                                  6,200                258,463
Public Service Enterprise Group Incorporated                        17,000                609,875
                                                                                      -----------
                                                                                        1,145,651
                                                                                      -----------
ELECTRONICS & INSTRUMENTS - 15.8%
ADC Telecommunications                                              27,500              1,670,625
Applied Materials Inc.                                              17,400              1,771,538
Arrow Electronics, Inc.                                             34,300              1,502,769
National Semiconductor Corporation                                  15,500                941,625
Sanmina Corporation                                                 13,000                780,813
SCI Systems Inc.                                                    12,400                660,300
Teradyne, Inc.                                                       8,500                935,000
                                                                                      -----------
                                                                                        8,262,670
                                                                                      -----------
FINANCIAL SERVICES - 2.3%
Lehman Brothers Holdings Inc.                                       12,000                984,750
PMI Group, Inc.                                                      5,000                242,188
                                                                                      -----------
                                                                                        1,226,938
                                                                                      -----------
FOOD PRODUCERS - 1.1%
Keebler Foods Company                                               18,400                578,450
                                                                                      -----------
FOOD RETAILERS - 1.6%
Starbucks Corporation                                               28,200                852,610
                                                                                      -----------
MEDICAL SUPPLIES & SERVICES - 7.4%
Baxter International Inc.                                            9,100                592,634
Beckman Coulter, Inc.                                               20,200              1,309,213
Biomet, Inc.                                                        25,900                924,306
Dentsply International Inc.                                         26,600                773,063
Oxford Health Plans, Inc.                                           14,300                271,700
                                                                                      -----------
                                                                                        3,870,916
                                                                                      -----------
OIL SERVICES - .8%
BJ Services Company                                                  5,900                414,473
                                                                                      -----------
PROFESSIONAL SERVICES - .8%
Manpower Inc.                                                       11,900                420,219
                                                                                      -----------
RESTAURANT & LODGING - 3.2%
Brinker International, Inc.                                         52,500              1,673,438
                                                                                      -----------
RETAIL - DISCOUNT - 3.1%
The TJX Companies Inc.                                              73,100              1,402,606
Wal Mart Stores Inc.                                                 4,200                232,575
                                                                                      -----------
                                                                                        1,635,181
                                                                                      -----------


                ISSUER                                             SHARES              VALUE
RETAIL - GENERAL - 3.3%
Federated Department Stores, Inc.                                   18,100              $ 615,400
Sears, Roebuck and Co.                                              29,900              1,095,088
                                                                                      -----------
                                                                                        1,710,488
                                                                                      -----------
SEMICONDUCTORS - 16.5%
Advanced Micro Devices, Inc.                                        31,400              2,755,350
Intel Corporation                                                   31,700              4,019,955
Novellus Systems, Inc.                                              15,400              1,026,988
Texas Instruments                                                    5,000                814,375
                                                                                      -----------
                                                                                        8,616,668
                                                                                      -----------
TOTAL COMMON STOCKS
     (identified cost, $38,302,721)                                                    51,088,122

                                                                PRINCIPAL
                                                                  AMOUNT
REPURCHASE AGREEMENT - 2.4%
Investors Bank & Trust Repurchase Agreement, 4.94%,
  dated 4/28/00, $1,244,508 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost                $1,243,996              1,243,996
                                                                                      -----------
TOTAL INVESTMENTS (identified cost, $39,546,717)                                       52,332,118

Other assets, less liabilities - (0.0%)                                                   (18,995)
                                                                                      -----------
NET ASSETS - 100%                                                                     $52,313,123
                                                                                      ===========
(*) Non-income producing security

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2000

-------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $39,546,717)                       $ 52,332,118
    Receivable for fund shares sold                                                  30,249
    Dividends and interest receivable                                                 2,384
    Receivable from investment manager                                               12,713

                                                                                 52,377,464

LIABILITIES:
    Accrued management fees                                                          28,837
    Accrued expenses                                                                 35,504

                                                                                     64,341

NET ASSETS                                                                     $ 52,313,123
                                                                               ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                            $ 36,462,220
    Unrealized appreciation of investments                                       12,785,401
    Accumulated net investment loss                                                 (55,180)
    Accumulated undistributed net realized gain on investment transactions        3,120,682

             Total                                                             $ 52,313,123
                                                                               ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                         2,753,333
                                                                               ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                $      19.00
                                                                               ============

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000

----------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends                                                    $   139,770
    Interest                                                           8,894
                                                                 -----------
                                                                     148,664
                                                                 -----------
EXPENSES:
    Management fee                                                   169,870
    Trustees' fees                                                     3,000
    Custodian fees                                                    30,387
    Accounting and audit fees                                         14,745
    Registration expense                                              10,257
    Legal fees                                                         8,788
    Transfer agent fee                                                 4,241
    Miscellaneous                                                      2,693
                                                                 -----------
                                                                     243,981

    Reduction of expenses by investment manager                      (40,137)
                                                                 -----------
             Net expenses                                            203,844
                                                                 -----------
             Net investment loss                                     (55,180)
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON
      INVESTMENTS:

    Realized gain (identified cost basis)                          3,130,458

    Change in unrealized appreciation                              6,707,347
                                                                 -----------
             Net realized and unrealized gain on investments       9,837,805
                                                                 -----------
             Increase in net assets from operations              $ 9,782,625
                                                                 ===========

See notes to financial statements

DLB DISCIPLINED GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------
                                                         Six Months         Ten Months             Year
                                                            Ended              Ended               Ended
                                                       April 30, 2000     October 31, 1999   December 31, 1998
                                                        ------------        ------------        ------------
                                                         (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income (loss)                       $    (55,180)       $    (65,839)       $     22,336
     Net realized gain on investments                      3,130,458           5,080,337           4,595,904
     Net unrealized appreciation (depreciation)
       on investments                                      6,707,347          (1,765,520)          2,342,094
                                                        ------------        ------------        ------------
                                                           9,782,625           3,248,978           6,960,334
                                                        ------------        ------------        ------------
  Distributions to shareholders:
     From net investment income                                 --                (2,240)            (27,930)
     From net realized gain on investments                (5,011,166)             (9,521)         (4,590,140)
                                                        ------------        ------------        ------------
                                                          (5,011,166)            (11,761)         (4,618,070)
                                                        ------------        ------------        ------------
  Fund share transactions:
     Net proceeds from sales of shares                     2,834,008           4,425,941           3,940,252
     Net asset value of shares issued in
       reinvestment of distributions                       4,983,828              11,698           4,586,644
     Cost of shares reacquired                            (1,959,423)         (1,299,361)           (630,887)
                                                        ------------        ------------        ------------
                                                           5,858,413           3,138,278           7,896,009
                                                        ------------        ------------        ------------
             Total increase in net assets                 10,629,872           6,375,495          10,238,273

NET ASSETS:
  At beginning of period                                  41,683,251          35,307,756          25,069,483
                                                        ------------        ------------        ------------
  At end of period (including accumulated net
     investment loss of $55,180, and accumulated
     undistributed net investment income of $0, and
     $2,240, respectively)                              $ 52,313,123        $ 41,683,251        $ 35,307,756
                                                        ============        ============        ============

See notes to financial statements.

                                                        Six Months      Ten Months      Years Ended December 31,
                                                          Ended           Ended         -------------------------   Period Ended
                                                         April 30,      October 31,                                  December 31,
                                                           2000            1999            1998           1997          1996**
                                                        ----------      ----------      ----------     ----------     ----------
                                                               (Unaudited)
Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                 $    17.25      $    15.89      $    14.55     $    11.66     $    10.00
                                                        ----------      ----------      ----------     ----------     ----------
   Income from investment operations:
      Net investment income (loss)                            (.02)           (.03)            .01            .03            .01
      Net realized and unrealized gain on investments         3.85            1.39            3.72           3.73           1.84
                                                        ----------      ----------      ----------     ----------     ----------
                                                              3.83            1.36            3.73           3.76           1.85
                                                        ----------      ----------      ----------     ----------     ----------
   Less distributions to shareholders:
      From net investment income (1)                          --              --              (.01)          (.03)          (.01)
      From net realized gain on investments (1)              (2.08)           --             (2.38)          (.83)          (.18)
      In excess of net realized gain on investments           --              --              --             (.01)          --
                                                        ----------      ----------      ----------     ----------     ----------
                                                             (2.08)           --             (2.39)          (.87)          (.19)
                                                        ----------      ----------      ----------     ----------     ----------
   Net asset value- end of period                       $    19.00      $    17.25      $    15.89     $    14.55     $    11.66
                                                        ==========      ==========      ==========     ==========     ==========
   Total Return                                              23.50%           8.60%          25.71%         32.23%         18.51%

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                  .90%*           .90%*           .90%           .90%           .90%*
      Ratio of net investment income (loss) to average
      net assets                                              (.24%)*         (.20%)*          .08%           .23%           .43%*
      Portfolio turnover                                        57%             97%             81%            46%            10%
      Net assets at end of period (000 omitted)         $   52,313      $   41,683      $   35,308     $   25,069     $   13,897

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets.  Without such agreement, the investment loss per share and ratios would have been:

      Net investment loss                               $     (.03)     $     (.06)     $     (.02)    $     (.06)    $     (.01)

      Ratios (to average net assets):
         Expenses                                             1.07%*          1.09%*          1.14%          1.55%          1.82%*
         Net investment loss                                  (.41%)*         (.39%)*         (.17%)         (.43%)         (.50%)*

*        Annualized
**       For the period from August 26, 1996 (commencement of operations) to December 31, 1996.
(1)      Distributions from net investment income and from net realized gain on investments for the ten months ended October 31,
         1999 were less than $.01 per share.

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.     BUSINESS AND ORGANIZATION

       DLB Disciplined Growth Fund (the "Fund"), formerly known as DLB Quantitative Equity Fund, is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. During 1999, the Fund changed its year end from December 31 to October 31.

2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $169,870. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .90% of average daily net assets. For the six months ended April 30, 2000, $40,137 of fund expenses were borne by Babson.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $25,948,703 and $26,145,384, respectively. The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


          Aggregate cost                                         $ 39,546,717
                                                                 ============
          Gross unrealized appreciation                          $ 13,878,963
          Gross unrealized depreciation                            (1,093,562)
                                                                 ------------
             Net unrealized appreciation                         $ 12,785,401
                                                                 ============

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                 Six Months          Ten Months             Year
                                                   Ended                Ended              Ended
                                                 April 30,           October 31,        December 31,
                                                    2000                1999                1998
                                                  -------             -------             -------
          Shares sold                             157,679             270,747             249,348
          Shares issued in reinvestment
             of  distributions                    290,602                  660            290,618
          Redemptions                            (111,376)             (77,526)           (40,944)
                                                  -------             -------             -------
             Net increase                         336,905             193,881             499,022
                                                  =======             =======             =======

                                      DLB




THE DLB VALUE FUND









                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                  DLB VALUE FUND
                                                 -------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB VALUE FUND seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

MARKET OVERVIEW

THE FIRST HALF OF THE FISCAL YEAR ENDING OCTOBER 31, 2000 WAS CHARACTERIZED BY THREE MAJOR FACTORS: 1) a runaway market for technology stocks in the 4th quarter of 1999, 2) continued general dominance of growth stocks until late in the 1st quarter of 2000 and, 3) unprecedented volatility throughout the period.

WITH THE NOTABLE EXCEPTION OF THE MAJOR VALUE INDICES, MANY BROAD MARKET AND GROWTH BENCHMARKS ACHIEVED ALL-TIME HIGHS ON OR CLOSE TO THE LAST DAY OF THE MILLENIUM. Technology stocks continued to be the driving force in these record-setting indices.

THE WALL STREET JOURNAL REFERRED TO IT AS "THIS JEKYLL AND HYDE STOCK MARKET." The phrases "New Economy Stocks" and "Old Economy Stocks" became part of the investment jargon. No matter how it was described, the split between growth and value persisted throughout the first two months of 2000. Although returns for most benchmarks were negative in January, relative performance for value investors was positive. This shift in investor sentiment was brief, however, and the market once again favored growth over value in February. Value mounted a comeback late in March, and this positive absolute and relative performance continued through the end of April.

VOLATILITY, AS MEASURED BY INTRADAY PRICE MOVEMENTS, REACHED LEVELS NEVER SEEN BEFORE IN 1999 AND IN THE 1ST QUARTER OF 2000. To put this volatility into historical perspective, in 1994 the NASDAQ, S&P 500, and Russell 2000 indices experienced intraday price movements of 2% or more only 2% of the time. In 1999, 2% price swings in the NASDAQ Index occurred almost half the time and in the S&P 500 Index almost one-quarter of the time. This volatility increased to 76% for NASDAQ and 56% for the S&P 500 during the 1st quarter of 2000!

A MAJOR CONTRIBUTION TO THIS VOLATILITY AND THE SEE-SAW BETWEEN GROWTH AND VALUE WAS THE CONTINUED EFFORTS BY THE FED TO SLOW THE ECONOMY. As short-term rates were raised by the Fed and uncertainty as to future increases burdened market psychology, investor's sentiment and momentum changed frequently.

                                                                  DLB VALUE FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW

WHAT WE HAVE REFERRED TO AS "THE STOCK MARKET'S CHOPPY SUMMER OF 1999 BECAME AN EXPLOSIVE GROWTH MARKET IN THE 4TH QUARTER.

TECHNOLOGY WAS THE BEST PERFORMING SECTOR OF THE S&P 500--GAINING 34% IN THE 4TH QUARTER. The median yield for these companies was 0.0%, the median P/E on 2000 earnings was 87 times, and the median price-to-book was 17. Thus, the key to superior investment performance in 1999 was to buy very large capitalization, low dividend paying, high P/E, and high price-to-book stocks. Our value disciplines do not allow us to invest in the kinds of companies that have dominated market performance.

THE MARKET CONTINUED TO FAVOR GROWTH IN THE FIRST QUARTER, GRANTING US JUST A FEW "VALUE DAYS" TO REMIND US OF THE POWER OF OUR DEEP-VALUE ORIENTATION. Though returns were negative in January for both growth and value, relative performance for value investors was strong. Despite this brief shift in investor sentiment, the market once again favored growth over value in February.

THERE WAS A DISTINCT TURNAROUND FROM GROWTH TO VALUE BEGINNING AROUND THE MIDDLE OF MARCH, HOWEVER, AS TECHNOLOGY ISSUES BEGAN TO GIVE BACK SOME OF THEIR OUTSIZED GAINS OF 1999 AND EARLY 2000, AND STOCKS REPRESENTING THE "OLD ECONOMY" ("VALUE" STOCKS) BEGAN TO SHOW SIGNS OF LIFE AFTER A MORIBUND 1999 AND PARTICULARLY NEGATIVE FIRST TWO MONTHS OF 2000. The acceleration of these two market forces in the first couple of weeks in April continued to benefit the Fund's relative performance.

THE DLB VALUE FUND'S VALUATION CHARACTERISTICS CONTINUE TO BE EXTREMELY ATTRACTIVE. As of April 30, 2000, the average price/earnings ratio based on estimated earnings for 2000 for the companies in the Fund is only 12.4, compared to 25.2 times for the S&P 500 and 17.1 times for the S&P/BARRA Value index. The average price-to-book is 1.6, compared to 5.0 and 3.0 for the S&P 500 and S&P 500/BARRA Value indices respectively. Also, the Fund's current gross yield (2.8%) continues to be higher than the corresponding figure for the market (1.1%).

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING
PAGE:

                                                                  DLB VALUE FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                                       % OF FUND ASSETS
--------------------------------------------------------------------------------
Diageo Plc.                                                       2.94
Raytheon Co. Class B                                              2.86
Boeing                                                            2.74
Limited Inc.                                                      2.67
Dana Corp.                                                        2.66
USX-- US Steel Group                                              2.61
Tenet Healthcare Corp.                                            2.60
Allstate Corp.                                                    2.59
Albertsons                                                        2.59
United Health Group                                               2.58
TOTAL                                                            26.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (%)       PORTFOLIO           S&P 500        DIFFERENCE
--------------------------------------------------------------------------------
Basic Materials                    14.8                2.9            +11.9
Capital Goods/Construction         11.8                7.7             +4.1
Communication Services              0.0               10.2            +10.2
Consumer Cyclical                  10.5               11.2             -0.7
Consumer Staples                    8.3                5.7             +2.6
Energy                              7.5                6.2             +1.3
Financial                          23.3               13.0            +10.3
Healthcare                          8.1               10.2             -2.1
Miscellaneous                       0.0                1.1             -1.1
Technology                          7.4               29.1            -21.7
Transport & Services                5.9                0.7             +5.2
Utilities                           2.4                2.0             -0.4
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

ALTHOUGH THE FUND'S DEEP VALUE ORIENTATION AND SLIGHTLY SMALLER AVERAGE MARKET CAPITALIZATION, HIGHER QUALITY, AND POSITIVE EARNINGS WORKED AGAINST IT DURING THE EARLY MONTHS OF THIS 6-MONTH PERIOD, THESE CHARACTERISTICS HAVE WORKED TO ITS DISTINCT ADVANTAGE SINCE THE MIDDLE OF MARCH. In short, the Fund has participated in the market's return to value recently. Despite the value style coming back into favor in mid-March, the Fund trailed the S&P 500 and S&P 500/BARRA Value indices during the six-month period. This is evident in the Fund's return of -6.31% for the six-month period vs. the return of the S&P 500 Index of 7.19% and the S&P 500/BARRA index return of 2.69% for the same six-month period.

                                                                  DLB VALUE FUND
                                                 -------------------------------

OUTLOOK

WE REMAIN COMMITTED TO THE HOLDINGS IN THE FUND. We have stayed true to our discipline and continue to believe that when the schizophrenic market begins to evidence signs of normalcy the stocks in the Fund's portfolio will benefit as their values are recognized by a broader range of investors. We have seen signs of this in the latter part of this reporting period, and we are hopeful that our recent recovery in performance will persist for an extended period of time.

                                                                  DLB VALUE FUND
                                                 -------------------------------

GROWTH OF A
$100,000 INVESTMENT

                Cumulative Total Return Since Inception 7/25/95

                  DLB                          S&P BARRA                        DLB                          S&P BARRA
 DATE          VALUE FUND       S&P 500          VALUE         DATE          VALUE FUND       S&P 500          VALUE
 ----          ----------       -------          -----         ----          ----------       -------          -----
              $100,000.00     $100,000.00     $100,000.00     30-Nov-97     $170,644.53     $182,875.31     $172,783.68
31-Jul-95     $100,800.00     $102,400.00     $100,250.00     31-Dec-97     $169,415.89     $186,020.77     $176,619.48
31-Aug-95     $100,699.20     $102,656.00     $101,102.13     31-Jan-98     $169,754.72     $188,085.60     $174,447.06
30-Sep-95     $104,294.16     $106,988.08     $104,620.48     28-Feb-98     $182,825.83     $201,646.57     $187,530.59
31-Oct-95     $102,093.55     $106,602.93     $102,988.40     31-Mar-98     $192,369.34     $211,970.88     $197,038.39
30-Nov-95     $106,789.86     $111,282.79     $108,384.99     30-Apr-98     $196,582.23     $214,111.78     $199,363.44
31-Dec-95     $108,178.13     $113,430.55     $111,387.26     31-May-98     $189,878.78     $210,429.06     $196,552.42
31-Jan-96     $110,428.23     $117,287.19     $114,717.73     30-Jun-98     $191,815.54     $218,972.48     $198,046.22
28-Feb-96     $113,398.75     $118,377.96     $115,796.08     31-Jul-98     $179,309.17     $216,629.47     $193,748.61
31-Mar-96     $116,880.09     $119,514.39     $118,505.71     31-Aug-98     $150,512.12     $185,304.85     $162,593.84
30-Apr-96     $118,306.03     $121,271.25     $119,714.47     30-Sep-98     $157,706.59     $197,182.89     $172,479.54
30-May-96     $121,370.16     $124,400.05     $121,522.16     31-Oct-98     $171,521.69     $213,213.86     $185,984.69
30-Jun-96     $120,654.07     $124,872.77     $120,938.85     30-Nov-98     $177,576.41     $226,134.62     $195,674.49
31-Jul-96     $116,467.38     $119,353.39     $115,835.23     31-Dec-98     $178,304.47     $239,159.98     $202,542.67
31-Aug-96     $120,252.57     $121,871.75     $119,032.28     31-Jan-99     $174,363.94     $249,156.86     $206,634.03
30-Sep-96     $124,040.52     $128,733.13     $124,126.86     28-Feb-99     $175,340.38     $241,408.08     $202,191.40
31-Oct-96     $125,057.65     $132,286.16     $128,322.35     31-Mar-99     $179,040.06     $251,064.41     $208,317.80
30-Nov-96     $134,874.68     $142,287.00     $138,139.01     30-Apr-99     $201,455.88     $260,780.60     $226,274.79
31-Dec-96     $134,132.87     $139,469.72     $135,873.53     31-May-99     $198,998.12     $254,626.18     $222,269.73
31-Jan-97     $139,806.69     $148,186.57     $142,137.30     30-Jun-99     $201,823.89     $268,757.93     $230,804.88
28-Feb-97     $142,155.44     $149,342.43     $143,174.91     31-Jul-99     $195,204.07     $260,372.68     $223,696.09
31-Mar-97     $136,909.91     $143,204.45     $138,278.32     31-Aug-99     $189,406.51     $259,070.82     $218,036.58
30-Apr-97     $139,374.28     $151,753.76     $143,463.76     30-Sep-99     $178,439.87     $251,972.28     $209,511.35
31-May-97     $147,402.24     $160,995.56     $152,458.94     31-Oct-99     $183,614.62     $267,922.12     $221,327.79
30-Jun-97     $152,752.94     $168,208.17     $158,282.87     30-Nov-99     $179,556.74     $273,360.94     $220,021.96
31-Jul-97     $166,668.74     $181,597.54     $170,945.50     31-Dec-99     $179,251.50     $289,461.90     $228,294.78
31-Aug-97     $162,068.68     $171,428.07     $163,218.76     31-Jan-00     $166,435.01     $274,930.92     $221,035.01
30-Sep-96     $171,063.49     $180,822.33     $172,783.38     29-Feb-00     $149,392.07     $269,734.72     $207,220.32
31-Oct-97     $163,468.27     $174,782.87     $166,442.23     31-Mar-00     $170,381.65     $296,114.78     $228,833.40
                                                              30-Apr-00     $172,017.32     $287,201.72     $227,300.22

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                    6 Months     One Year         Annualized
                                    11/1/99-      5/1/99-       Since Inception
                                    4/30/00       4/30/00          7/25/95-
                                                                   4/30/00

DLB VALUE FUND                       -6.31        -14.61             11.89
S&P 500 Index                         7.19         10.13             23.84
S&P 500 / BARRA Value Index           2.69          0.46             18.52

--------------------------------------------------------------------------------


DISCLOSURE STATEMENT

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

The S&P 500/BARRA VALUE INDEX is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index. The Index is rebalanced semi-annually on January 1 and July 1. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                                  DLB VALUE FUND
                                                 -------------------------------














This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Value Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB VALUE FUND

                                     FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2000 AND THE TEN MONTHS
                                     ENDED OCTOBER  31, 1999

DLB VALUE FUND

TABLE OF CONTENTS

-------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

        Portfolio of Investments as of April 30, 2000                                                   1 - 3

        Statement of Assets and Liabilities as of April 30, 2000                                          4

        Statement of Operations for the Six Months Ended April 30, 2000                                   5

        Statements of Changes in Net Assets for the Six Months Ended April 30, 2000,
             the Ten Months Ended October 31, 1999, and the Year Ended December 31, 1998                  6

        Financial Highlights for the Six Months Ended April 30, 2000, the Ten Months
             Ended October 31, 1999, and the Four-Year Period Ended December 31, 1998                     7

        Notes to Financial Statements                                                                   8 - 10





DLB VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000

-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 95.4%

        ISSUER                                                                         SHARES              VALUE

AEROSPACE - 8.0%
The Boeing Company                                                                     49,700            $1,972,469
Lockheed Martin Corporation                                                            69,600             1,731,300
Raytheon Company                                                                       92,800             2,059,000
                                                                                                         ----------
                                                                                                          5,762,769
                                                                                                         ----------
AIRLINES - 2.1%
KLM Royal Dutch Airlines                                                               87,285             1,489,300
                                                                                                         ----------
AUTO PARTS - 2.7%
Dana Corporation                                                                       63,000             1,913,625
                                                                                                         ----------
BANKS - 9.3%
The Chase Manhattan Corporation                                                        24,600             1,772,738
National City Corporation                                                             105,300             1,790,100
U.S.  Bancorp                                                                          74,000             1,503,125
Wells Fargo & Company                                                                  39,200             1,609,650
                                                                                                         ----------
                                                                                                          6,675,613
                                                                                                         ----------
BUILDING SUPPLIES - 1.1%
Hanson PLC Sponsored ADR                                                               21,400               782,438
                                                                                                         ----------
CHEMICALS - GENERAL - 2.6%
E. I. Du Pont de Nemours and Company                                                   38,700             1,835,831
                                                                                                         ----------
CHEMICALS - SPECIALTY - 1.3%
Millenium Chemicals Inc.                                                               45,400               905,163
                                                                                                         ----------
COMPUTER RELATED - 4.7%
Apple Computer Inc. (*)                                                                12,700             1,575,594
International Business Machines Corporation                                            15,900             1,774,838
                                                                                                         ----------
                                                                                                          3,350,432
                                                                                                         ----------
ELECTRIC POWER - 2.3%
TXU Corp.                                                                              49,500             1,667,531
                                                                                                         ----------
FINANCIAL SERVICES - 8.2%
American Express Company                                                               10,400             1,560,650
Citigroup Inc.                                                                         31,204             1,854,688
SLM Holding Corporation                                                                49,750             1,557,790
The Student Loan Corporation                                                           23,500               940,000
                                                                                                         ----------
                                                                                                          5,913,128
                                                                                                         ----------
                                        1

        ISSUER                                                                         SHARES              VALUE
FOOD PRODUCERS - 2.9%
Diageo plc                                                                             62,340            $2,119,560
                                                                                                         ----------
FOOD RETAILERS - 2.6%
Albertson's, Inc.                                                                      57,100             1,859,319
                                                                                                         ----------
HOUSEWARES - 2.3%
Fortune Brands, Inc.                                                                   67,300             1,682,500
                                                                                                         ----------
INSURANCE COMPANIES - 4.7%
The Allstate Corporation                                                               78,500             1,854,563
Berkshire Hathaway Inc., Class B (*)                                                      798             1,529,068
                                                                                                         ----------
                                                                                                          3,383,631
                                                                                                         ----------
MEDICAL SUPPLIES & SERVICES - 7.8%
Aetna Inc.                                                                             32,000             1,852,000
Tenet Healthcare Corporation (*)                                                       73,400             1,871,700
United Healthcare Corporation                                                          27,900             1,860,581
                                                                                                         ----------
                                                                                                          5,584,281
                                                                                                         ----------
METALS & MINING - 0.5%
Martin Marietta Materials, Inc.                                                         7,100               376,300
                                                                                                         ----------
OFFICE EQUIPMENT - 2.4%
Xerox Corporation                                                                      65,000             1,718,438
                                                                                                         ----------
OFFICE SUPPLIES - 2.2%
Wallace Computer Services, Inc.                                                       144,600             1,581,563
                                                                                                         ----------
OIL - DOMESTIC - 2.5%
USX - Marathon Group                                                                   76,700             1,788,069
                                                                                                         ----------
OIL - INTERNATIONAL - 4.7%
BP Amoco Plc                                                                           31,816             1,622,616
Royal Dutch Petroleum Company                                                          30,400             1,744,200
                                                                                                         ----------
                                                                                                          3,366,816
                                                                                                         ----------
PAPER & FOREST PRODUCTS - 7.1%
Potlatch Corporation                                                                   42,400             1,672,150
Weyerhaeuser Company                                                                   33,500             1,790,156
Willamette Industries, Inc.                                                            42,600             1,626,788
                                                                                                         ----------
                                                                                                          5,089,095
                                                                                                         ----------
PRINTING & PUBLISHING - 2.3%
Harcourt General, Inc.                                                                 44,200             1,651,975
                                                                                                         ----------

RAILROADS - 2.4%
CSX Corporation                                                                        40,900               856,344
Norfolk Southern Corporation                                                           51,400               905,925
                                                                                                         ----------
                                                                                                          1,762,269
                                                                                                         ----------
RETAIL - GENERAL - 2.4%
Sears, Roebuck and Co.                                                                 47,600             1,743,350
                                                                                                         ----------
                                        2

        ISSUER                                                                         SHARES              VALUE
RETAIL - SPECIALTY - 2.7%
The Limited Inc.                                                                       42,600            $1,924,988
                                                                                                         ----------
STEEL - 2.6%
USX - U.S. Steel Group                                                                 74,900             1,877,181
                                                                                                         ----------
TRUCKING & SHIPPING - 1.1%
Overseas Shipholding Group, Inc.                                                       31,400               822,289
                                                                                                         ----------
TOTAL COMMON STOCKS
     (identified cost, $71,442,718)                                                                      68,627,454


                                                                                   PRINCIPAL
                                                                                    AMOUNT
REPURCHASE AGREEMENT - 6.2%
Investors Bank & Trust Repurchase Agreement, 4.94%,
  dated 4/28/00, $4,466,169 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost                                   $4,464,331             4,464,331
                                                                                                         ----------
TOTAL INVESTMENTS (identified cost, $75,907,049)                                                         73,091,785

Other assets, less liabilities - (1.6%)                                                                  (1,140,533)
                                                                                                         ----------
NET ASSETS - 100%                                                                                       $71,951,252
                                                                                                         ==========

(*) Non-income producing security


See notes to financial statements.

DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000

----------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $75,907,049)                    $ 73,091,785
    Receivable for investments sold                                              842,366
    Receivable for fund shares sold                                               44,718
    Dividends and interest receivable                                             96,672
                                                                            ------------
                                                                              74,075,541
                                                                            ------------
LIABILITIES:
    Payable for investments purchased                                          1,887,859
    Payable for fund shares reacquired                                           168,197
    Accrued management fee                                                        30,266
    Accrued expenses                                                              37,967
                                                                            ------------
                                                                               2,124,289
                                                                            ------------
NET ASSETS                                                                  $ 71,951,252
                                                                            ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                         $ 75,668,917
    Unrealized depreciation of investments                                    (2,815,264)
    Accumulated net realized loss on investment transactions                  (1,278,243)
    Accumulated undistributed net investment income                              375,842
                                                                            ------------
             Total                                                          $ 71,951,252
                                                                            ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                      5,701,591
                                                                            ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
    PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
    OUTSTANDING)                                                            $      12.62
                                                                            ============

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $4,664)                       $    746,255
    Interest                                                                      68,194
                                                                            ------------
                                                                                 814,449
                                                                            ------------
EXPENSES:
    Management fee                                                               184,709
    Trustees' fees                                                                 3,000
    Custodian fees                                                                34,696
    Accounting and audit fees                                                     15,297
    Registration fee                                                              13,501
    Legal fees                                                                     8,751
    Transfer agent fee                                                             4,241
    Miscellaneous                                                                  2,537
                                                                            ------------
                                                                                 266,732
                                                                            ------------
             Net investment income                                               547,717
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Realized loss (identified cost basis)                                     (1,255,679)

    Change in unrealized depreciation                                         (3,751,770)
                                                                            ------------

             Net realized and unrealized loss on investments                  (5,007,449)
                                                                            ------------

             Decrease in net assets from operations                         $ (4,459,732)
                                                                            ============

See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                         Six Months            Ten Months               Year
                                                           Ended                 Ended                  Ended
                                                       April 30, 2000       October 31, 1999      December 31, 1998
                                                        ------------          ------------          ------------
                                                         (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                              $    547,717          $  1,422,633          $  1,237,016
     Net realized gain (loss) on investments              (1,255,679)            5,248,005             4,274,144
     Net unrealized depreciation of investments           (3,751,770)           (4,541,428)           (2,709,889)
                                                        ------------          ------------          ------------

                                                          (4,459,732)            2,129,210             2,801,271
                                                        ------------          ------------          ------------
  Distributions to shareholders:
     From net investment income                           (1,594,508)               (8,992)           (1,228,024)
     From net realized gain on investments                (5,032,987)               (5,665)           (4,256,810)
                                                        ------------          ------------          ------------
                                                          (6,627,495)              (14,657)           (5,484,834)
                                                        ------------          ------------          ------------
  Fund share transactions:
     Net proceeds from sales of shares                    32,439,834            28,017,225            27,948,166
     Net asset value of shares issued in
       reinvestment of distributions                       6,610,228                14,621             5,469,771
     Cost of shares reacquired                           (30,394,105)          (27,674,902)          (15,272,460)
                                                        ------------          ------------          ------------

                                                           8,655,957               356,944            18,145,477
                                                        ------------          ------------          ------------

             Total increase (decrease) in net assets      (2,431,270)            2,471,497            15,461,914

NET ASSETS:
  At beginning of period                                  74,382,522            71,911,025            56,449,111
                                                        ------------          ------------          ------------
  At end of period (including accumulated
     undistributed net investment income of $375,842,
     $1,422,633 and $8,992, respectively)               $ 71,951,252          $ 74,382,522          $ 71,911,025
                                                        ============          ============          ============

See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------
                                                      Six Months   Ten Months
                                                         Ended       Ended         Years Ended December 31,      Period Ended
                                                       April 30,   October 31, ---------------------------------  December 31,
                                                         2000        1999        1998        1997        1996        1995**
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                      (Unaudited)
Per share data (for a share outstanding
   throughout each period):
   Net asset value- beginning of period                $   14.91   $   14.48   $   14.91   $   12.53   $   10.58   $   10.00
                                                       ---------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                     .11         .29         .27         .15         .16         .09
   Net realized and unrealized gain on investments         (1.03)        .14         .50        3.15        2.38         .73
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                           (0.92)       0.43         .77        3.30        2.54         .82
                                                       ---------   ---------   ---------   ---------   ---------   ---------
Less distributions to shareholders:
   From net investment income (1)                           (.33)         --        (.27)       (.15)       (.16)       (.09)
   From net realized gain on investments (1)               (1.04)         --        (.93)       (.70)       (.41)       (.15)
   In excess of net realized gain on investments (2)          --          --          --        (.07)       (.02)         --
                                                       ---------   ---------   ---------   ---------   ---------   ---------
                                                           (1.37)         --       (1.20)       (.92)       (.59)       (.24)
                                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value- end of period                         $   12.62   $   14.91   $   14.48   $   14.91   $   12.53   $   10.58
                                                       =========   =========   =========   =========   =========   =========
Total Return                                              (6.31%)      2.98%       5.25%      26.35%      23.99%      18.64%*

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                  .79%*       .74%*       .60%        .71%        .80%        .80%*
   Ratio of net investment income to average net assets    1.61%*      2.22%*      1.85%       1.40%       1.56%       2.02%*
   Portfolio turnover                                        25%         28%         21%         25%         23%          7%
   Net assets at end of period (000 omitted)           $  71,951   $  74,383   $  71,911   $  56,449   $  19,228   $  10,818

For certain periods indicated below, the manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

   Net investment income                               $      --   $      --   $     .25   $     .13   $     .09   $     .02

   Ratios (to average net assets):
          Expenses                                            --          --        .75%        .92%       1.50%       2.43%*
          Net investment income                               --          --       1.69%       1.19%        .86%       0.40%*

   *   Annualized

   **  For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

   (1) Distributions from net investment income and from net realized gain on investments for the ten months ended October 31,
       1999 were less than $.01 per share.

   (2) Distributions in excess of net realized gain on investments for the six months ended April 30, 2000 were less than $.01 per share.

   See notes to financial statements.

DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $184,709. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .80% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $18,663,241 and $16,680,729, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

                   Aggregate cost                               $ 75,907,049
                                                                ============

                   Gross unrealized appreciation                  $8,217,071
                   Gross unrealized depreciation                 (11,032,335)
                                                                ------------
                     Net unrealized depreciation                $ (2,815,264)
                                                                ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                       Six Months     Ten Months       Year
                                         Ended          Ended          Ended
                                       April 30,     October 31,    December 31,
                                         2000           1999           1998
                                       ---------      ---------      ---------

     Shares sold                       2,513,790      1,827,660      1,766,141
     Shares issued in reinvestment
        of distributions                 514,816            902        380,870
     Redemptions                      (2,317,111)    (1,803,494)      (968,493)
                                       ---------      ---------      ---------
        Net increase                     711,495         25,068      1,178,518
                                       =========      =========      =========

                                      DLB




THE DLB GROWTH FUND









                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                 DLB GROWTH FUND
                                                 -------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB GROWTH FUND seeks long-term capital and income growth through investment primarily in common stocks.

MARKET OVERVIEW

THE FIRST HALF OF THE FISCAL YEAR ENDING OCTOBER 31, 2000 WAS CHARACTERIZED BY THREE MAJOR FACTORS: 1) a runaway market for technology stocks in the 4th quarter of 1999, 2) continued general dominance of growth stocks until late in the 1st quarter of 2000 and, 3) unprecedented volatility throughout the period.

WITH THE NOTABLE EXCEPTION OF THE MAJOR VALUE INDICES, MANY BROAD MARKET AND GROWTH BENCHMARKS ACHIEVED ALL-TIME HIGHS ON OR CLOSE TO THE LAST DAY OF THE MILLENIUM. Technology stocks continued to be the driving force in these record-setting indices.

THE WALL STREET JOURNAL REFERRED TO IT AS "THIS JEKYLL AND HYDE STOCK MARKET." The phrases "New Economy Stocks" and "Old Economy Stocks" became part of the investment jargon. No matter how it was described, the split between growth and value persisted throughout the first two months of 2000. Although returns for most benchmarks were negative in January, relative performance for value investors was positive. This shift in investor sentiment was brief, however, and the market once again favored growth over value in February. Value mounted a comeback late in March, and this positive absolute and relative performance continued through the end of April.

VOLATILITY, AS MEASURED BY INTRADAY PRICE MOVEMENTS, REACHED LEVELS NEVER SEEN BEFORE IN 1999 AND IN THE 1ST QUARTER OF 2000. To put this volatility into historical perspective, in 1994 the NASDAQ, S&P 500, and Russell 2000 indices experienced intraday price movements of 2% or more only 2% of the time. In 1999, 2% price swings in the NASDAQ Index occurred almost half the time and in the S&P 500 Index almost one-quarter of the time. This volatility increased to 76% for NASDAQ and 56% for the S&P 500 during the 1st quarter of 2000!

A MAJOR CONTRIBUTION TO THIS VOLATILITY AND THE SEE-SAW BETWEEN GROWTH AND VALUE WAS THE CONTINUED EFFORTS BY THE FED TO SLOW THE ECONOMY. As short-term rates were raised by the Fed and uncertainty as to future increases burdened market psychology, investor's sentiment and momentum changed frequently.

                                                                 DLB GROWTH FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW

THE DLB GROWTH FUND REMAINS COMMITTED TO INVESTING IN HIGH GROWTH, HIGH QUALITY BUSINESSES DESPITE THE RECENT VOLATILITY IN THE U.S. STOCK MARKET. In our last report to shareholders (October 1999) we highlighted several trends taking place that impacted our investment strategy. These trends are all still in place today, so it is appropriate to revisit them briefly.

IN OCTOBER WE TALKED ABOUT THE ACCELERATING BUILDOUT AND USE OF THE INTERNET BY BOTH CONSUMERS AND BUSINESSES. Demand for Internet capacity, otherwise known as bandwidth, continues its unabated growth. Investment spending on equipment to support the Internet infrastructure, both in fiber optics and wireless continues to grow at a high rate. This strong demand for network capacity and the resulting rapid growth in capital spending on telecommunications infrastructure continues to create opportunities for many companies in the DLB Growth Fund.

TELECOMMUNICATIONS EQUIPMENT MAKERS CISCO SYSTEMS AND LUCENT TECHNOLOGIES ARE TOP HOLDINGS IN THE FUND. Fiberoptic cable and component suppliers Corning and JDS Uniphase are core holdings that are experiencing enormous demand for their products. Semiconductor companies Intel, Analog Devices and Vitesse Semiconductor are all benefiting from high growth in the telecom and wireless space.

TRENDS IN THE HEALTHCARE SECTOR ARE ALSO SIMILAR TO SIX MONTHS AGO, AND REMAIN POLITICAL IN NATURE. The upcoming presidential election in November and the threat of potential healthcare reform that will follow continues to weigh heavily on the healthcare sector. Healthcare service providers (HMO's, hospitals, nursing homes, surgery centers) are especially vulnerable, and we are avoiding this segment of the market in the DLB Growth Fund. Within the healthcare sector we are focusing on the medical device companies with high growth rates (Guidant and Medtronic are both core holdings) and the large pharmaceutical companies with deep pipelines of new products (Pfizer and Pharmacia are both owned in the Fund).

IN THE FALL OF 1999 WE VOICED OUR CONCERNS OVER THE RISING INTEREST RATE ENVIRONMENT AND THE CHANCE THAT RATES COULD RISE THROUGH MOST OF 2000 AS WELL AS 1999. This concern has become a reality this year, with the Fed becoming much more aggressive at raising short-term rates in the first 4 months of 2000. At this point we expect short rates to continue to rise for at least the next several months

                                                                 DLB GROWTH FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

until there are signs that the economy is slowing down its torrid pace of growth and inflationary pressures are under control.

RISING INTEREST RATES AREN'T NECESSARILY A BAD THING FOR THE STOCK MARKET LONGER TERM. As long as the bond market feels comfortable that the Fed will ultimately be successful in controlling inflation, financial assets - bonds and stocks - should do okay. Our exposure to the interest rate senitive finance sector in the DLB Growth Fund is currently less than 10% of total assets, and has been at that level for the past 6 months.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                                       % OF FUND ASSETS
--------------------------------------------------------------------------------
Cisco Systems                                                      5.0
Liberty Media Group                                                4.5
Analog Devices                                                     4.1
Lucent Technologies                                                3.8
Corning                                                            3.7
Paychex                                                            3.5
EMC                                                                3.4
Amer Int'l Group                                                   3.2
Pfizer                                                             3.2
General Electric                                                   3.0
TOTAL                                                             37.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (%)       PORTFOLIO           S&P 500        DIFFERENCE
--------------------------------------------------------------------------------
Basic Materials                     0.0                2.7             -2.7
Capital Goods/Construction          4.1                2.5              1.6
Communication Services              8.1               10.1             -2.0
Consumer Cyclical                   7.1               12.3             -5.2
Consumer Staples                    2.8                5.3             -2.5
Energy                              0.5                6.2             -5.7
Financial                          10.9               12.8             -1.9
Healthcare                         13.7               10.3             +3.4
Miscellaneous                       4.0                1.1             +2.9
Technology                         48.8               27.8            +21.0
Transport & Services                0.0                0.7             -0.7
Utilities                           0.0                2.0             -2.0
--------------------------------------------------------------------------------

                                                                 DLB GROWTH FUND
                                                 -------------------------------

PERFORMANCE REVIEW

THE PAST 6 MONTHS HAVE BEEN VERY REWARDING FOR INVESTORS IN THE DLB GROWTH FUND. The Fund gained 23.4% in this time period compared to 7.2% for the S&P 500 Index and 18.7% for the Russell 1000 Growth Index.

IN RECENT MONTHS PERFORMANCE IN THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS HAVE BEEN LARGE CONTRIBUTORS TO RETURNS IN THE FUND. A broad based cyclical recovery in the semiconductor industry has also been a driver of performance.

HEALTHCARE STOCKS STAGED A NICE RECOVERY IN EARLY 2000, AFTER BEING A DRAG ON PERFORMANCE THROUGHOUT 1999. Many of the Fund's healthcare holdings were contributors to performance in recent months after a frustrating year last year for these investments.

OUTLOOK

LOOKING FORWARD WE EXPECT TO SEE CONTINUED STRONG UNDERLYING OPERATING RESULTS THROUGHOUT MANY SEGMENTS OF THE TECHNOLOGY AND TELECOM SECTOR, BUT WITH VALUATIONS AS HIGH AS THEY ARE TODAY WE ARE BRACING OURSELVES FOR SOME VOLATILITY AND UNCERTAINTY IN THE SHORT TERM. Healthcare stocks face political pressure eminating from Washingtn over the next 12-18 months, which we feel will restrain investment performance in the group for several more quarters. Companies in the finance sector continue to "fight the Fed" with the rising interest rate environment we are currently experiencing, and as a result we are cautious on the finance sector in general for the next several months. We continue to avoid the pure "dot.com" Internet companies, and feel that without any compelling valuation support this part of the market is especially vulnerable to rising interest rates and a potential change in investor sentiment.

IN CONCLUSION, WE REMAIN COMMITTED TO BUILDING ON OUR LONGSTANDING TRADITION OF INVESTING IN NEW GROWTH OPPORTUNITIES, without losing sight of the fundamental investment disciplines that have served our clients and shareholders well since the Fund's inception.

                                                                 DLB GROWTH FUND
                                                 -------------------------------

GROWTH OF A
$100,000 INVESTMENT

                Cumulative Total Return Since Inception 1/20/98

                  DLB         RUSSELL 1000                                     DLB         RUSSELL 1000
  DATE        GROWTH FUND     GROWTH INDEX       S&P 500       DATE        GROWTH FUND     GROWTH INDEX       S&P 500
  ----        -----------     ------------       -------       ----        -----------     ------------       -------
              $100,000.00     $100,000.00     $100,000.00     31-Mar-99     $130,608.47     $147,847.71     $136,167.15
20-Jan-98     $101,900.00     $103,220.00     $102,010.00     30-Apr-99     $131,731.71     $148,039.91     $141,436.82
28-Feb-98     $108,900.53     $110,982.14     $109,364.92     31-May-99     $128,346.20     $143,495.09     $138,098.91
31-Mar-98     $110,697.39     $115,410.33     $114,964.40     30-Jun-99     $134,802.02     $153,539.74     $145,763.40
30-Apr-98     $114,793.19     $117,002.99     $116,125.55     31-Jul-99     $132,550.82     $148,657.18     $141,215.58
31-May-98     $110,488.45     $113,680.11     $114,128.19     31-Aug-99     $130,496.28     $151,080.29     $140,509.50
30-Jun-98     $114,189.81     $120,637.33     $118,761.79     30-Sep-99     $126,085.51     $147,907.60     $136,659.54
31-Jul-98     $114,395.35     $119,841.13     $117,491.04     31-Oct-99     $132,440.22     $159,074.63     $145,310.09
31-Aug-98      $97,396.20     $101,852.97     $100,501.83     30-Nov-99     $136,850.48     $167,664.66     $148,259.89
30-Sep-98     $104,291.85     $109,675.28     $106,944.00     31-Dec-99     $148,564.88     $185,101.78     $156,992.40
31-Oct-98     $112,291.04     $118,493.17     $115,638.55     31-Jan-00     $143,201.69     $176,420.51     $149,111.38
30-Nov-98     $120,993.59     $127,510.50     $122,646.25     29-Feb-00     $161,416.94     $185,047.47     $146,293.17
31-Dec-98     $131,326.45     $139,011.95     $129,710.67     31-Mar-00     $172,877.55     $198,296.87     $160,600.64
31-Jan-99     $131,431.51     $147,171.95     $135,132.58     30-Apr-00     $163,334.71     $188,857.94     $155,766.56
28-Feb-99     $124,058.20     $140,446.19     $130,929.95


--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                    6 Months     One Year         Annualized
                                    11/1/99-      5/1/99-       Since Inception
                                    4/30/00       4/30/00          1/20/98-
                                                                   4/30/00

DLB GROWTH FUND                      23.35         24.01             23.44
Russell 1000 Growth Index            18.72         27.58             30.06
S&P 500 Index                         7.20         10.13             20.01
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                                 DLB GROWTH FUND
                                                 -------------------------------















This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB GROWTH FUND

                                     FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2000 AND THE TEN MONTHS
                                     ENDED OCTOBER 31, 1999

DLB GROWTH FUND

TABLE OF CONTENTS

----------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS:

       Portfolio of Investments as of April 30, 2000                                      1 - 3

       Statement of Assets and Liabilities as of April 30, 2000                             4

       Statement of Operations for the Six Months Ended April 30, 2000                      5

       Statements of Changes in Net Assets for the Six Months Ended
           April 30, 2000, the Ten Months Ended October 31, 1999,
           and the Period Ended December 31, 1998                                           6

       Financial Highlights for the Six Months Ended April 30, 2000, the
           Ten Months Ended October 31, 1999, and the Period Ended
           December 31, 1998                                                                7

       Notes to Financial Statements                                                      8 - 10


DLB GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000

-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.3%

        ISSUER                                                                         SHARES              VALUE

BANKS - .4%
Mellon Financial Corporation                                                           19,500            $  626,438
                                                                                                         ----------
BEVERAGES - .5%
Anheuser-Busch Companies, Inc.                                                          5,900               416,319
PepsiCo, Inc.                                                                          12,600               462,263
                                                                                                         ----------
                                                                                                            878,583
                                                                                                         ----------
COMMUNICATION EQUIPMENT - 6.8%
Lucent Technologies                                                                   103,600             6,442,625
Nokia Corp.                                                                            82,400             4,686,500
                                                                                                         ----------
                                                                                                         11,129,125
                                                                                                         ----------
COMPUTER RELATED - 13.9%
Cisco Systems, Inc. (*)                                                               122,800             8,513,491
EMC Corp. (*)                                                                          42,100             5,849,269
International Business Machines Corporation                                            27,900             3,114,338
Solectron Corporation                                                                 107,600             5,037,025
                                                                                                         ----------
                                                                                                         22,514,123
                                                                                                         ----------
COMPUTER SERVICES - 1.4%
Automatic Data Processing, Inc.                                                        41,100             2,211,694
                                                                                                         ----------
COMPUTER SOFTWARE - 8.2%
America Online, Inc.                                                                   79,100             4,731,169
Cadence Design Systems, Inc. (*)                                                       61,700             1,037,331
Citrix Systems, Inc.                                                                   29,000             1,770,813
Legato Systems, Inc.                                                                   72,800               941,850
Microsoft Corporation (*)                                                              51,900             3,620,025
Red Hat, Inc.                                                                          12,100               303,256
Siebel Systems, Inc.                                                                    6,300               774,113
webMethods, Inc.                                                                        1,500               135,000
                                                                                                         ----------
                                                                                                         13,313,557
                                                                                                         ----------
COSMETIC & TOILETRY - .6%
The Gillette Company                                                                   25,300               936,100
                                                                                                         ----------
DIVERSIFIED - 3.9%
Corning Incorporated                                                                   31,700             6,260,750
                                                                                                         ----------

                                        1

        ISSUER                                                                         SHARES              VALUE

DRUGS - 8.6%
American Home Products Corporation                                                     46,900            $2,635,194
Bristol-Meyers Squibb Company                                                          42,100             2,207,619
Pfizer Inc.                                                                           127,600             5,375,150
Pharmacia & Upjohn Inc.                                                                74,177             3,704,214
                                                                                                         ----------
                                                                                                         13,922,177
                                                                                                         ----------
ELECTRICAL EQUIPMENT - 3.3%
General Electric Company                                                               31,400             4,937,650
                                                                                                         ----------
ELECTRONICS & INSTRUMENTS - 8.9%
Analog Devices (*)                                                                     90,600             6,959,213
Applied Materials, Inc.                                                                16,095             1,638,672
Flextronics International Ltd.                                                         45,500             3,196,375
JDS Uniphase Corporation                                                               14,800             1,535,500
KLA Tencor Corp. (*)                                                                   15,000             1,123,125
                                                                                                         ----------
                                                                                                         14,452,885
                                                                                                         ----------
FINANCIAL SERVICES - 6.8%
Federal Home Loan Mortgage Corporation                                                109,700             5,039,344
Paychex, Inc.                                                                         113,800             5,988,725
                                                                                                         ----------
                                                                                                         11,028,069
                                                                                                         ----------
FOOD RETAILERS - 1.6%
Safeway Inc. (*)                                                                       57,800             2,550,425
                                                                                                         ----------
INSURANCE COMPANIES - 3.3%
American International Group, Inc.                                                     49,125             5,388,398
                                                                                                         ----------
MACHINERY & EQUIPMENT - 1.0%
Tyco International Ltd.                                                                35,400             1,626,188
                                                                                                         ----------
MEDIA - 8.7%
AT & T Corporation, Liberty Media Group (*)                                           153,300             7,655,419
Comcast Corporation                                                                    48,300             1,883,700
Cox Communications, Inc.                                                               41,900             1,793,844
Inifnity Broadcasting Corporation                                                      83,200             2,823,600
                                                                                                         ----------
                                                                                                         14,156,563
                                                                                                         ----------
MEDICAL SUPPLIES & SERVICES - 4.6%
Guidant Corporation (*)                                                                81,600             4,681,800
Medtronic, Inc.                                                                        53,100             2,757,881
                                                                                                         ----------
                                                                                                          7,439,681
                                                                                                         ----------
OIL - INTERNATIONAL - .5%
Exxon Mobil Corporation                                                                 9,747               757,220
                                                                                                         ----------
RETAIL - SPECIALTY - 2.8%
CVS Corporation                                                                        36,300             1,579,050
Home Depot, Inc.                                                                       53,700             3,010,556
                                                                                                         ----------
                                                                                                          4,589,606
                                                                                                         ----------
                                        2

        ISSUER                                                                         SHARES              VALUE

SEMICONDUCTORS - 7.8%
Avanex Corporation                                                                      1,900            $  231,563
Intel Corporation                                                                      37,300             4,730,106
Linear Technology Corporation                                                          26,200             1,496,675
Maxim Integrated Products, Inc.                                                        21,100             1,367,544
Microchip Technology Incorporated (*)                                                  23,650             1,467,778
Vitesse Semiconductor Corporation (*)                                                  50,600             3,443,963
                                                                                                         ----------
                                                                                                         12,737,629
                                                                                                         ----------
TELECOMMUNICATIONS - 3.1%
E. Biscom Spa                                                                           1,700               336,290
MCI Worldcom, Inc. (*)                                                                 56,100             2,549,044
Nextel Partners, Inc.                                                                  18,800               412,425
QUALCOMM Incorporated                                                                  15,500             1,680,781
                                                                                                         ----------
                                                                                                          4,978,540
                                                                                                         ----------
TOTAL COMMON STOCKS
     (identified cost, $134,352,800)                                                                    156,435,401

                                                                                     PRINCIPAL
                                                                                       AMOUNT

REPURCHASE AGREEMENT - 3.7%
Investors Bank & Trust Repurchase Agreement, 4.94%,
  dated 4/28/00, $5,941,374 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost                                  $ 5,938,929             5,938,929
                                                                                                         ----------

TOTAL INVESTMENTS (identified cost, $140,291,729)                                                       162,374,330

Other assets, less liabilities - 0.0%                                                                       134,292
                                                                                                         ----------

NET ASSETS - 100%                                                                                      $162,508,622
                                                                                                       ============


(*) Non-income producing security

See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000

----------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $140,291,729)                   $162,374,330
    Receivable for fund shares sold                                              466,615
    Dividends and interest receivable                                             44,329
                                                                            ------------

                                                                             162,885,274
                                                                            ------------
LIABILITIES:
    Payable for fund shares reaquired                                            268,759
    Accrued management fee                                                        67,418
    Accrued expenses                                                              40,475
                                                                            ------------

                                                                                 376,652
                                                                            ------------

NET ASSETS                                                                  $162,508,622
                                                                            ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                         $132,065,276
    Unrealized appreciation of investments                                    22,082,601
    Accumulated net investment loss                                              (37,250)
    Accumulated undistributed net realized gain on investment transactions     8,397,995
                                                                            ------------

                                                                            $162,508,622
                                                                            ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                     10,666,274
                                                                            ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE
   (NET ASSETS / SHARES OF BENEFICIAL INTEREST OUTSTANDING)                 $      15.24
                                                                            ============


See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends (net of foreign tax withholdings of $2,012 )                  $    284,843
    Interest                                                                     160,433
                                                                            ------------
                                                                                 445,276
                                                                            ------------

EXPENSES:
    Management fee                                                               378,715
    Trustees' fees                                                                 3,000
    Custodian fees                                                                49,237
    Registration fee                                                              16,260
    Accounting and audit fees                                                     15,298
    Legal fees                                                                     7,398
    Transfer agent fee                                                             4,203
    Miscellaneous                                                                  2,294
                                                                            ------------
                                                                                 476,405
                                                                            ------------
           Net investment loss                                                   (31,129)
                                                                            ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Realized gain (identified cost basis)                                      9,362,326

    Change in unrealized appreciation                                         18,508,675
                                                                            ------------

           Net realized and unrealized gain on investments                    27,871,001
                                                                            ------------

           Increase in net assets from operations                           $ 27,839,872
                                                                            ============

See notes to financial statements.

DLB GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                         Six Months            Ten Months              Period
                                                           Ended                 Ended                  Ended
                                                       April 30, 2000       October 31, 1999      December 31, 1998*
                                                        ------------          ------------          ------------
                                                         (Unaudited)
INCREASE IN NET ASSETS:
  From operations:
    Net investment income (loss)                        $    (31,129)         $    177,493          $    128,567
    Net realized gain on investments                       9,362,326             4,819,251               677,899
    Net unrealized appreciation (depreciation)
      of investments                                      18,508,675            (3,520,316)            7,094,242
                                                        ------------          ------------          ------------

                                                          27,839,872             1,476,428             7,900,708
                                                        ------------          ------------          ------------
  Distributions to shareholders:
    From net investment income                              (183,614)               (1,548)             (127,019)
    From net realized gain on investments                 (5,783,582)               (3,062)             (674,837)
                                                        ------------          ------------          ------------

                                                          (5,967,196)               (4,610)             (801,856)
                                                        ------------          ------------          ------------
  Fund share transactions:
    Net proceeds from sales of fund shares                59,567,698           130,816,308            25,153,000
    Net asset value of shares issued in
      reinvestment of distributions                        5,967,196                 4,610               801,856
    Cost of shares reacquired                            (40,890,046)          (49,355,356)                   --
                                                        ------------          ------------          ------------

                                                          24,644,848            81,465,562            25,954,856
                                                        ------------          ------------          ------------

           Total increase in net assets                   46,517,524            82,937,380            33,053,708

NET ASSETS:
  At beginning of period                                 115,991,098            33,053,718                    10
                                                        ------------          ------------          ------------
  At end of period (including accumulated net
    investment loss of $37,250 and accumulated
    undistributed net investment income of $177,493
    and $1,548, respectively)                           $162,508,622          $115,991,098          $ 33,053,718
                                                        ============          ============          ============

  * For the period from January 20, 1998 (commencement of operations) to December 31, 1998

See notes to financial statements.

DLB GROWTH FUND

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
                                                                  Six Months    Ten Months      Period
                                                                     Ended         Ended         Ended
                                                                   April 30,    October 31,   December 31,
                                                                     2000          1999          1998**
                                                                   ---------     ---------     ---------
                                                                  (Unaudited)
Per share data (for a share outstanding throughout each period):
   Net asset value - beginning of period                           $   12.93     $   12.82     $   10.00
                                                                   ---------     ---------     ---------
   Income from investment operations:
     Net investment income (loss)                                         --           .02           .05
     Net realized and unrealized gain on investments                    2.94           .09          3.09
                                                                   ---------     ---------     ---------

                                                                        2.94           .11          3.14
                                                                   ---------     ---------     ---------
   Less distributions to shareholders:
     From net investment income (1)                                    (0.02)           --          (.05)
     From net realized gain on investments (1)                         (0.61)           --          (.27)
                                                                   ---------     ---------     ---------

                                                                       (0.63)           --          (.32)
                                                                   ---------     ---------     ---------

   Net asset value - end of period                                 $   15.24     $   12.93     $   12.82
                                                                   =========     =========     =========

   Total return                                                       23.35%          .85%        31.33%

   Ratios and Supplemental Data:
     Ratio of expenses to average net assets                            .69%*         .68%*         .80%*
     Ratio of net investment income (loss) to average net assets       (.04%)*        .19%*         .48%*
     Portfolio turnover                                                  54%           66%           34%
     Net assets at end of period (000 omitted)                     $ 162,509     $ 115,991     $  33,054

For certain periods indicated below, the manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

     Net investment income                                         $      --     $      --     $     .03

     Ratios (to average net assets):
       Expenses                                                           --            --          .95%*
       Net investment income                                              --            --          .32%*


   *   Annualized

   **  For the period from January 20, 1998 (commencement of operations) to December 31, 1998.

   (1) Distributions from net investment income and from net realized gain on investments for the ten months ended October 31, 1999 were less than $.01 per share.


  See notes to financial statements.

DLB GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Growth Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     During 1999, the Fund changed its year end from December 31 to October 31.


2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.


3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $378,715. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed .80% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.


4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $86,305,760 and $73,471,594, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                  Aggregate cost                             $140,291,729
                                                             ============

                  Gross unrealized appreciation              $ 30,544,036
                  Gross unrealized depreciation                (8,461,435)
                                                             ------------

                     Net unrealized appreciation             $ 22,082,601
                                                             ============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                          Period from
                                                                       January 20, 1998
                                       Six Months        Ten Months    (commencement of
                                         Ended             Ended         operations) to
                                       April 30,         October 31,      December 31,
                                          2000              1999              1998
                                       ---------         ---------         ---------
      Shares sold                      4,120,599        10,276,496         2,515,233
      Shares issued in reinvestment
         of distributions                438,120               350            63,188
      Redemptions                     (2,866,121)       (3,881,592)               --
                                       ---------         ---------         ---------

         Net increase                  1,692,598         6,395,254         2,578,421
                                       =========         =========         =========

                                      DLB




THE DLB MICRO CAPITALIZATION FUND









                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                              DLB MICRO CAP FUND
                                                 -------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB MICRO CAPITALIZATION FUND seeks long-term capital appreciation through investment investing primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

MARKET OVERVIEW

THE FIRST HALF OF THE FISCAL YEAR ENDING OCTOBER 31, 2000 WAS CHARACTERIZED BY THREE MAJOR FACTORS: 1) a runaway market for technology stocks in the 4th quarter of 1999, 2) continued general dominance of growth stocks until late in the 1st quarter of 2000 and, 3) unprecedented volatility throughout the period.

WITH THE NOTABLE EXCEPTION OF THE MAJOR VALUE INDICES, MANY BROAD MARKET AND GROWTH BENCHMARKS ACHIEVED ALL-TIME HIGHS ON OR CLOSE TO THE LAST DAY OF THE MILLENIUM. Technology stocks continued to be the driving force in these record-setting indices.

THE WALL STREET JOURNAL REFERRED TO IT AS "THIS JEKYLL AND HYDE STOCK MARKET." The phrases "New Economy Stocks" and "Old Economy Stocks" became part of the investment jargon. No matter how it was described, the split between growth and value persisted throughout the first two months of 2000. Although returns for most benchmarks were negative in January, relative performance for value investors was positive. This shift in investor sentiment was brief, however, and the market once again favored growth over value in February. Value mounted a comeback late in March, and this positive absolute and relative performance continued through the end of April.

VOLATILITY, AS MEASURED BY INTRADAY PRICE MOVEMENTS, REACHED LEVELS NEVER SEEN BEFORE IN 1999 AND IN THE 1ST QUARTER OF 2000. To put this volatility into historical perspective, in 1994 the NASDAQ, S&P 500, and Russell 2000 indices experienced intraday price movements of 2% or more only 2% of the time. In 1999, 2% price swings in the NASDAQ Index occurred almost half the time and in the S&P 500 Index almost one-quarter of the time. This volatility increased to 76% for NASDAQ and 56% for the S&P 500 during the 1st quarter of 2000!

A MAJOR CONTRIBUTION TO THIS VOLATILITY AND THE SEE-SAW BETWEEN GROWTH AND VALUE WAS THE CONTINUED EFFORTS BY THE FED TO SLOW THE ECONOMY. As short-term rates were raised by the Fed and uncertainty as to future increases burdened market psychology, investor's sentiment and momentum changed frequently.

                                                              DLB MICRO CAP FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW

DURING THE FIRST SIX MONTHS OF FISCAL 2000, WE REDUCED OUR TECHNOLOGY HOLDINGS AS VALUATIONS SKYROCKETED. We reduced or sold our positions in Elantec Semiconductor, DSP Group, Performance Technologies, and Signal Technology, all of which we believe became overvalued.

DURING THE SAME PERIOD, WE ADDED TO OUR ENERGY EXPOSURE. We already owned Stone Energy and Chieftan International, but added a group of services companies. These included RPC, Gulfmark, and CE Franklin. The companies provide supply boats, well services, and parts distribution. The key is that demand for their product is related to well activity rather than new development and construction. As a result, they benefit from the increase in petroleum prices quickly. Also, each of these companies occupies a niche mostly related to geographic location.

OTHER PORTFOLIO ADDITIONS HAVE NO REAL INDUSTRY THEME. II - VI, pronounced "two six", is a company that makes crystals that condition laser beams. Another new addition is called Lifeline, which made famous the phrase, "Help, I've fallen and I can't get up!" Its monitoring system is the most sophisticated in the business. Lifeline also has by far the best distribution in its segment and lucrative new applications. Finally, we have added Shufflemaster, which makes automated card shufflers. It dominates single deck shufflers and has introduced an improved multideck shuffler.

WHILE THERE IS NO INDUSTRY THEME TO THESE COMPANIES, THEY ALL FIT OUR STRATEGY WELL. All have high returns on assets, little debt leverage, and the potential for sustained EPS growth. Market volatility creates value opportunities like these.

THE FUND'S TOP TEN HOLDINGS AND SECTOR WEIGHTINGS CAN BE FOUND ON THE FOLLOWING PAGE.

                                                              DLB MICRO CAP FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW(CONT.)

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                                       % OF FUND ASSETS
--------------------------------------------------------------------------------
Morrison Management                                                3.6
Woodhead                                                           2.9
Saga Communication                                                 2.9
Elantec Semiconductor                                              2.9
Kollmorger                                                         2.8
Bacon                                                              2.8
Signal Technology                                                  2.8
Performance Food Group                                             2.8
Mechanics Financial                                                2.6
Gasonics International                                             2.6
TOTAL                                                             28.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR                                              RUSSELL
DIVERIFICATION (%)               PORTFOLIO           2000           DIFFERENCE
--------------------------------------------------------------------------------
Technology                         12.3               23.3            -11.0
Healthcare                          5.3               12.2             -6.9
Consumer Discretionary             17.8               14.6              3.2
Consumer Staples                    5.8                2.2              3.6
Energy                              6.8                4.5              2.3
Materials & Processing             12.6                7.5              5.1
Producer Durables                  12.6                9.5              3.1
Autos & Transportation              8.0                2.9              5.1
Financial Services                 16.8               17.2             -0.4
Utilities                           2.1                5.1             -3.0
Other                               0.0                0.9             -0.9
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

THROUGH THE SIX MONTHS ENDED APRIL 30, 2000, THE DLB MICRO CAP FUND WAS UP 30.5%. The Fund's benchmark, the Russell 2000 was only up 18.7% for the same time period. We are pleased with these results because value stocks lagged through most of the period. The Russell 2000 Value was up only 8.2% for the same period. So our style worked against us, but not nearly as much as in fiscal 1999.

                                                              DLB MICRO CAP FUND
                                                 -------------------------------

OUTLOOK

WE ARE BECOMING MORE OPTIMISTIC ABOUT THE STOCK MARKET. The Federal Reserve has driven interest rates up over the last year and some economic indicators are showing the strain. We feel that the Fed will stop raising rates in the second half of 2000, which will buoy the stock market. This may not bode well in the near term for this Fund, however, because leveraged companies perform better than our steadier companies when economic cycles turn.

LONGER TERM, WE SHOULD DO WELL. This period of uncertainty opened several opportunities to invest in solid companies at favorable prices. Only the future will determine if we have selected the right ones. That said, we have improved our output and we remain very optimistic about our long-term prospects.

                                                              DLB MICRO CAP FUND
                                                 -------------------------------
GROWTH OF A
$100,000 INVESTMENT

                Cumulative Total Return Since Inception 7/25/95

                                               RUSSELL                                                      RUSSELL
                  DLB           RUSSELL      2000 VALUE                        DLB           RUSSELL      2000 VALUE
  DATE       MICRO CAP FUND   2000 INDEX        INDEX          DATE       MICRO CAP FUND   2000 INDEX        INDEX
  ----       --------------   ----------        -----          ----       --------------   ----------        -----
              $100,000.00     $100,000.00    $100,000.00     30-Jun-99      $94,107.83     $100,348.05     $93,596.98
   Jul-98      $95,100.00      $90,860.00     $91,496.51     31-Jul-99      $94,710.12      $97,598.51     $91,375.66
31-Aug-98      $74,301.63      $73,214.99     $77,167.40     31-Aug-99      $92,408.66      $93,987.37     $88,035.53
30-Sep-98      $77,704.64      $78,947.72     $81,525.30     30-Sep-99      $92,011.30      $94,006.17     $86,275.44
31-Oct-98      $80,401.00      $82,168.79     $83,946.03     31-Oct-99      $88,606.88      $94,391.59     $84,549.16
30-Nov-98      $82,097.46      $86,474.43     $86,218.26     30-Nov-99      $94,003.04     $100,026.77     $84,987.33
31-Dec-98      $86,095.60      $91,827.20     $88,921.80     31-Dec-99      $97,988.77     $111,349.80     $87,596.44
31-Jan-99      $83,598.83      $93,048.50     $86,903.46     31-Jan-00     $100,732.46     $109,557.07     $85,310.17
28-Feb-99      $78,699.94      $85,511.57     $80,970.14     29-Feb-00     $108,055.71     $127,644.94     $90,522.63
31-Mar-99      $77,401.39      $86,845.55     $80,302.14     31-Mar-00     $118,223.75     $119,233.14     $90,948.08
30-Apr-99      $82,602.76      $94,626.92     $87,632.84     30-Apr-00     $115,681.94     $112,055.30     $91,484.68
31-May-99      $87,104.61      $96,008.47     $90,326.39


--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                    6 Months     One Year         Annualized
                                    11/1/99-      5/1/99-       Since Inception
                                    4/30/00       4/30/00          7/20/98-
                                                                   4/30/00

DLB MICRO CAP FUND                   30.54         40.03              8.26
Russell 2000 Index                   18.72         18.42              6.45
Russell 2000 Value Index              8.20          4.40             -4.53
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

RUSSELL 2000 INDEX is an unmanaged index that measures the performance of the 2000 smallest stocks in the Russell 3000 Index that represent approximately 8% of the U.S. equity market capitalization. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                              DLB MICRO CAP FUND
                                                 -------------------------------














This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Micro Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB Micro Capitalization
                                     Fund

                                     Financial Statements for the Six Months
                                     Ended April 30, 2000 and the Ten Months
                                     Ended October 31, 1999

DLB MICRO CAPITALIZATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS:

   Portfolio of Investments as of April 30, 2000                          1- 4

   Statement of Assets and Liabilities as of April 30, 2000                5

   Statement of Operations for the Six Months Ended April 30, 2000         6


   Statements of Changes in Net Assets for the Six Months Ended
        April 30, 2000,  the Ten Months Ended October 31, 1999, and
        the Period from July 20, 1998 (commencement of operations)
        to December 31, 1998                                               7

   Financial Highlights for the Six Months Ended April 30, 2000, the
        Ten Months Ended October 31, 1999, and the Period from
        July 20, 1998 (commencement of operations) to
        December 31, 1998                                                  8

   Notes to Financial Statements                                         9 - 11

DLB MICRO CAPITALIZATION  FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
April 30, 2000

--------------------------------------------------------------------------------------------------
COMMON STOCKS - 83.5%
                    ISSUER                                             SHARES              VALUE
AIRLINES - 1.5%
Hub Group Inc. (*)                                                      17,500         $   210,000
Mesaba Holdings, Inc. (*)                                               41,000             512,500
                                                                                       -----------
                                                                                           722,500
                                                                                       -----------
AUTO PARTS - 0.8%
Dura Automotive Systems Inc. (*)                                        23,600             383,500
                                                                                       -----------
BANKS - 5.7%
CFS Bancorp Inc.                                                        86,100             758,756
Financial Institutions Inc.                                             47,500             590,781
First Essex Bancorp                                                     35,600             556,250
First Republic Bank                                                     25,300             496,513
Pacific Crest Capital, Inc.                                             32,100             389,213
                                                                                       -----------
                                                                                         2,791,513
                                                                                       -----------
CHEMICAL - SPECIALTY - 3.0%
Balchem Corporation                                                     56,800             525,400
Penford Corporation                                                     57,400             968,625
                                                                                       -----------
                                                                                         1,494,025
                                                                                       -----------
COMMUNICATION EQUIPMENT - 1.5%
Cunningham Graphics International Inc.(*)                               30,700             736,800
                                                                                       -----------
COMPUTER RELATED - 2.0%
Meta Group, Inc.                                                        35,200             792,000
PCD Inc.                                                                33,100             165,500
                                                                                       -----------
                                                                                           957,500
                                                                                       -----------
CONSTRUCTION - 0.7%
Crossman Communities, Inc. (*)                                          22,000             356,125
                                                                                       -----------
CONTAINERS - 2.8%
US Can Corporation (*)                                                  75,000           1,378,125
                                                                                       -----------
DIVERSIFIED - 2.9%
Astronics Corp.                                                         43,700             437,000
Bacou USA Inc.                                                          50,100             995,738
                                                                                       -----------
                                                                                         1,432,738
                                                                                       -----------
ELECTRONICS & INSTRUMENTS - 6.2%
ADE Corp/Mass                                                           47,100             830,138
Esco Electronics Corporation                                             8,800             143,550
Lifeline Systems Inc.                                                   23,000             264,500
Signal Technology Corp.                                                 57,600           1,267,200
Spectrum Control Inc.                                                   55,100             554,444
                                                                                       -----------
                                                                                         3,059,832
                                                                                       -----------

                    ISSUER                                             SHARES              VALUE
ELECTRICAL EQUIPMENT - 6.0%
Kollmorgen Corporation                                                  72,500         $ 1,069,375
LSI Industries Inc.                                                        100               1,788
MTS Systems Corporation                                                 56,100             424,256
SBS Technologies, Inc.                                                  11,300             389,850
Woodhead Industries, Inc.                                               63,400           1,061,950
                                                                                       -----------
                                                                                         2,947,219
                                                                                       -----------
ELECTRICAL POWER - 1.8%
Bangor Hydro-Electric Co.                                               52,600             867,900
                                                                                       -----------
EXPLORATION & DRILLING - 3.4%
CE Franklin Ltd                                                         86,400             507,600
RPC, Inc.                                                               47,300             478,913
Stone Energy Corporation (*)                                            14,000             661,500
                                                                                       -----------
                                                                                         1,648,013
                                                                                       -----------
FINANCIAL SERVICES - 0.7%
Webster Financial Corporation                                           15,422             329,645
                                                                                       -----------
FOOD RETAILERS - 2.1%
Performance Food Group Company (*)                                      39,200           1,033,900
                                                                                       -----------
INSURANCE COMPANIES - 1.6%
Highlands Insurance Group Inc. (*)                                      96,600             802,988
Stewart Information Services Corporation                                   100               1,425
                                                                                       -----------
                                                                                           804,413
                                                                                       -----------
MACHINERY & EQUIPMENT - 6.7%
Gardner Denver, Inc.                                                    45,400             791,663
Gasonics International Corp.                                            35,000           1,155,000
Hardinge, Inc.                                                          38,600             434,250
Robbins & Myers, Inc.                                                   36,200             882,375
                                                                                       -----------
                                                                                         3,263,288
                                                                                       -----------
MEDIA - 2.5%
Gray Communications Systems Inc.                                        26,400             283,800
Grupo Radio Centro S.A. de C.V                                             100               1,400
Saga Communications Inc. (*)                                            46,675             945,169
                                                                                       -----------
                                                                                         1,230,369
                                                                                       -----------
MEDICAL SUPPLIES & SERVICES - 5.4%
ICU Medical, Inc.                                                       23,800             520,625
Meridian Diagnostics, Inc.                                             107,200             743,700
Morrison Management Specialists, Inc.                                   49,390           1,367,486
                                                                                       -----------
                                                                                         2,631,811
                                                                                       -----------
METAL PRODUCTS - 1.6%
CompX International, Inc.                                               38,500             760,375
                                                                                       -----------
OIL - DOMESTIC - 0.0%
Prima Energy Corporation                                                   100               2,863
                                                                                       -----------
OIL - INTERNATIONAL - 1.8%
Chieftain International, Inc. (*)                                       45,900             872,100
                                                                                       -----------


                    ISSUER                                             SHARES              VALUE
PAPER & FOREST PRODUCTS - 1.7%
Fibermark Inc. (*)                                                      68,900         $   826,800
                                                                                       -----------
PHOTO & OPTICAL - 1.0%
II VI Inc.                                                              12,000             486,000
                                                                                       -----------
PROFESSIONAL SERVICES - 1.1%
Carey International Inc. (*)                                            17,600             162,800
Charles River Associates, Incorporated                                  18,600             377,813
Hall, Kinion & Associates, Inc.                                            100               2,456
Ventiv Health, Inc.                                                        100               1,056
                                                                                       -----------
                                                                                           544,125
                                                                                       -----------
REAL ESTATE - 1.5%
Mid-Atlantic Realty Trust REIT                                          77,400             735,300
                                                                                       -----------
RECREATION - 1.1%
Steinway Musical Instruments Inc.                                       26,500             520,063
                                                                                       -----------
SAVINGS & LOANS - 3.3%
Flushing Financial Corp.                                                39,100             547,400
Lawrence Savings Bank (*)                                               47,000             329,000
Mech Financial Inc.                                                     23,900             763,306
                                                                                       -----------
                                                                                         1,639,706
                                                                                       -----------
SEMICONDUCTORS - 2.6%
Elantec Semiconductor Inc.                                              31,800           1,287,900
                                                                                       -----------
SPECIALTY RETAIL - 1.9%
Bridgford Foods Corporation                                             59,053             546,240
School Specialty Inc. (*)                                               20,600             383,675
                                                                                       -----------
                                                                                           929,915
                                                                                       -----------
STEEL - 1.9%
Schnitzer Stl Inds Class A                                              57,700             937,625
                                                                                       -----------
TRANSPORTATION - 1.0%
GulfMark Offshore, Inc.                                                 28,600             504,071
                                                                                       -----------
TRUCKING & SHIPPING - 2.4%
Covenant Transport Inc., Class A                                        28,100             383,756
Forward Air Corporation                                                 22,800             783,750
                                                                                       -----------
                                                                                         1,167,506
                                                                                       -----------
WHOLESALERS - 3.3%
Scansource, Inc. (*)                                                    20,100             693,450
United Natural Foods, Inc.                                              60,800             919,600
                                                                                       -----------
                                                                                         1,613,050
                                                                                       -----------
TOTAL COMMON STOCKS
     (identified cost, $38,270,479)                                                     40,896,615



                                                                     PRINCIPAL                VALUE
                                                                       AMOUNT
REPURCHASE AGREEMENT - 16.90%
Investors Bank & Trust Repurchase Agreement, 4.94%,                 $8,303,979         $ 8,303,979
  dated 4/28/00, $8,307,397 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost

TOTAL INVESTMENTS (identified cost, $46,574,458)                                        49,200,594

Other assets, less liabilities - (0.4%)                                                   (214,012)
                                                                                       -----------
NET ASSETS - 100%                                                                      $48,986,582
                                                                                       ===========
(*) Non-income producing security

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2000

------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $46,574,458 )                      $49,200,594
    Receivable for fund shares sold                                                120,644
    Dividends and interest receivable                                               26,355
    Receivable from investment manager                                               6,362
                                                                               -----------
                                                                                49,353,955
                                                                               -----------
LIABILITIES:
    Payable for investments purchased                                              261,903
    Payable for Fund shares reacquired                                              36,975
    Accrued management fee                                                          36,003
    Accrued expenses                                                                32,492
                                                                               -----------
                                                                                   367,373
                                                                               -----------
NET ASSETS                                                                     $48,986,582
                                                                               ===========
NET ASSETS CONSIST OF:
    Paid-in capital                                                            $41,432,551
    Unrealized appreciation of investments                                       2,626,136
    Accumulated undistributed net realized gain on investment transactions       4,849,887
    Accumulated undistributed net investment income                                 78,008
                                                                               -----------
                                                                               $48,986,582
                                                                               ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                        4,305,878
                                                                               ===========
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                                $     11.38
                                                                               ===========



See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000
--------------------------------------------------------------------------------


NET INVESTMENT INCOME:
    Interest                                                     $   146,878
    Dividends                                                        180,647
                                                                 -----------
                                                                     327,525
                                                                 -----------
EXPENSES:
    Management fee                                                   191,935
    Trustees' fees                                                     2,985
    Custodian fees                                                    38,395
    Accounting and audit fees                                         14,670
    Registration fees                                                 11,603
    Legal fees                                                         8,421
    Transfer agent fee                                                 4,204
    Miscellaneous                                                      2,390
                                                                 -----------
                                                                     274,603

    Reduction of expenses by investment manager                      (25,086)
                                                                 -----------
             Net expenses                                            249,517
                                                                 -----------
             Net investment income                                    78,008
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Realized gain (identified cost basis)                          5,024,699

    Change in unrealized appreciation                              4,797,340
                                                                 -----------
             Net realized and unrealized gain on investments       9,822,039
                                                                 -----------
             Increase in net assets from operations              $ 9,900,047
                                                                 ===========


See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                             Six Months        Ten Months       Period Ended
                                                                Ended            Ended          December 31,
                                                           April 30, 2000   October 31, 1999        1998*
                                                            ------------      ------------      ------------
                                                            (Unaudited)
INCREASE IN NET ASSETS:
  From operations:
     Net investment income (loss)                           $     78,008      $    (38,703)     $    (22,705)
     Net realized gain (loss) on investments                   5,024,699         1,618,801        (1,198,252)
     Net unrealized appreciation (depreciation)
       of investments                                          4,797,340          (556,308)       (1,614,896)
                                                            ------------      ------------      ------------
                                                               9,900,047         1,023,790        (2,835,853)
                                                            ------------      ------------      ------------
  Distributions to shareholders:
     From net realized gain on investments                      (556,658)             --                --
                                                            ------------      ------------      ------------

  Fund share transactions:
     Net proceeds from sales of fund shares                    9,397,178        11,120,455        22,745,914
     Net asset value of shares issued in
       reinvestment of distributions                             264,882              --                --
     Cost of shares reacquired                                (1,837,815)         (235,368)             --
                                                            ------------      ------------      ------------
                                                               7,824,245        10,885,087        22,745,914
                                                            ------------      ------------      ------------
             Total increase in net assets                     17,167,634        11,908,877        19,910,061

NET ASSETS:
  At beginning of period                                      31,818,948        19,910,071                10
                                                            ------------      ------------      ------------
  At end of period (including accumulated undistributed
    net investment income of $78,008, $0, and $0,
    respectively)                                           $ 48,986,582      $ 31,818,948      $ 19,910,071
                                                            ============      ============      ============

*    For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

                                                                       Six Months       Ten Months          Period
                                                                         Ended             Ended             Ended
                                                                        April 30,       October 31,       December 31,
                                                                          2000              1999             1998**
                                                                       ----------        ----------        ----------
                                                                       (Unaudited)
Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                               $     8.89        $     8.61        $    10.00
                                                                       ----------        ----------        ----------
    Gain (loss) from investment operations:
       Net investment income (loss)                                           .01              (.01)             (.01)
       Net realized and unrealized gain (loss) on investments                2.63               .29             (1.38)
                                                                       ----------        ----------        ----------
                                                                             2.64               .28             (1.39)
                                                                       ----------        ----------        ----------
Less distributions to shareholders:
    From net realized gain on investments                                    (.15)             --                --
                                                                       ----------        ----------        ----------
    Net asset value- end of period                                     $    11.38        $     8.89        $     8.61
                                                                       ==========        ==========        ==========
    Total return                                                            30.54%             2.92%           (13.90%)

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                               1.30%*            1.30%*            1.30%*
       Ratio of net investment income (loss) to average net assets            .40%*            (.18%)*           (.28%)*
       Portfolio turnover                                                      64%               68%               51%
       Net assets at end of period (000 omitted)                       $   48,987        $   31,819        $   19,910


     The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment income (loss)
     per share and ratios would have been:


       Net investment income (loss)                                    $      .01        $     (.02)       $     (.03)

       Ratios (to average net assets):
         Expenses                                                            1.43% *           1.51% *           1.77% *
         Net investment income (loss)                                         .27% *           (.39%)*           (.76%)*

*          Annualized
**         For the period from July 20, 1998 (commencement of operations) to December 31, 1998.


    See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.     BUSINESS AND ORGANIZATION

       DLB Micro Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

       During 1999, the Fund changed its year end from December 31 to October
       31.

2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $191,935. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.30% of average daily net assets. For the six months ended April 30, 2000, $25,086 of fund expenses were borne by Babson.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $24,604,744 and $21,673,731, respectively.

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


           Aggregate cost                                        $46,574,458
                                                                 ===========
           Gross unrealized appreciation                         $ 5,722,266
           Gross unrealized depreciation                          (3,096,130)
                                                                 -----------
               Net unrealized appreciation                       $ 2,626,136
                                                                 ===========

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                            Period from
                                               Six Months                                    July 20, 1998
                                                  Ended            Ten Months             (commencement of
                                                April 30,            Ended                 operations) to
                                                  2000          October 31, 1999          December 31, 1998
                                                  ----          ----------------          -----------------
           Shares sold                           872,461           1,291,792                   2,311,291
           Shares issued in reinvestment
            of  distributions                     28,299                 --                          --
           Redemptions                          (172,288)            (25,678)                        --
                                               ---------           ---------                   ---------
             Net increase                        728,472           1,266,114                   2,311,291
                                               =========           =========                   =========

                                      DLB




THE DLB INTERNATIONAL FUND








                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000













                       [EXPERIENCE TO MANAGE THE FUTURE]

                                            DLB STEWART IVORY INTERNATIONAL FUND
                                           -------------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB STEWART IVORY INTERNATIONAL Fund seeks long-term growth of capital through investment primarily in equity securities of foreign companies.

MARKET OVERVIEW

ECONOMIC GROWTH CONTINUED TO ACCELERATE OVER THE PERIOD, PARTICULARLY IN EUROPE AND IN ASIA EX-JAPAN. As a result, central banks around the world followed the lead of the Federal Reserve in the US by raising interest rates. Continental European economies received an additional boost from the continuing weakness of the Euro, which fell to an all-time low against the Dollar. Renewed economic weakness in Japan, reflecting low consumer confidence, was the exception among major economies, and the Bank of Japan has so far maintained its "zero interest rate" policy.

MARKETS IN LATE 1999 AND EARLY 2000 WERE LED BY STRENGTH IN THE SO-CALLED "NEW ECONOMY" GROWTH ECTORS, NOTABLY TECHNOLOGY/MEDIA/TELECOMMUNICATIONS (TMT). There was some catch-up in more traditional industry sectors from March 2000, as investors became more cautious towards the more highly rated sectors, awaiting the impact of rising interest rates on economic growth prospects.

CONCERNS ABOUT "YEAR 2000" ISSUES GAVE WAY TO RENEWED CONFIDENCE IN INTERNATIONAL MARKETS TOWARDS YEAR END, and the transition to the new century passed with little of the disruption to electronic and telecommunication services which had been feared.

PORTFOLIO STRATEGY REVIEW

OVER THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 WE REDUCED OUR HOLDINGS IN THE UK AND CHINA/HONG KONG, AND ADDED TO CONTINENTAL EUROPE, AUSTRALIA, AND BRAZIL. We are still slightly under the index weighting in Europe, but reduced the disparity with additions to holdings in Germany, Belgium, Luxembourg, and Switzerland. With economic growth accelerating in the core European area we have found a greater selection of companies with good growth prospects. New names added included Schering (pharmaceuticals), SCM Microsystems (computer hardware design) in Germany, SES Astra (satellite broadcaster) in Luxembourg, Buhrmann (office products) in the Netherlands, Modern Times (media) in Sweden, ABB (engineering) and Vontobel (banking) in Switzerland.

                                            DLB STEWART IVORY INTERNATIONAL FUND
                                           -------------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

IN THE PACIFIC AREA WE ADDED NEW HOLDINGS IN DAIHATSU MOTOR (AUTOS) OMRON (INDUSTRIAL CONTROLS), TDK (ELECTRONICS) IN JAPAN, BHP (RESOURCES) IN AUSTRALIA, CHEUNG KONG (PROPERTY) IN HONG KONG. In emerging markets we reinstated a holding in Brazil, with a purchase of Tele Norte Leste ADR (telecoms).

THE FUND'S TOP TEN HOLDINGS AND COUNTRY WEIGHTINGS CAN BE FOUND BELOW:

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                                       % OF FUND ASSETS
--------------------------------------------------------------------------------
Vodafone AirTouch (United Kingdom)                                2.8
Total Fina Elf (France)                                           2.3
Nokia (Finland)                                                   2.3
Hoya Corp. (Japan)                                                2.2
L.M. Ericsson 'B' (Sweden)                                        2.2
Capita Group (United Kingdom)                                     2.1
Sony (Japan)                                                      2.1
Nomura Securities (Japan)                                         1.9
Securitas 'B' (Sweden)                                            1.8
Energis (United Kingdom)                                          1.8
TOTAL                                                            21.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP 10 COUNTRIES                                             % OF FUND ASSETS
--------------------------------------------------------------------------------
Japan                                                            26.3
UK                                                               20.7
France                                                            7.8
Sweden                                                            6.1
Netherlands                                                       5.9
Germany                                                           5.2
Switzerland                                                       3.9
Italy                                                             3.3
Spain                                                             2.4
Hong Kong                                                         2.3
TOTAL                                                            83.9
--------------------------------------------------------------------------------

                                            DLB STEWART IVORY INTERNATIONAL FUND
                                           -------------------------------------

PERFORMANCE REVIEW

OVER THE SIX MONTHS ENDED APRIL 30, 2000, THE FUND'S PERFORMANCE WAS AHEAD OF THE BENCHMARK, WITH A GAIN OF 16.00%, COMPARED WITH A RISE OF 6.84% IN THE MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE) INDEX. The Fund's exposure to the fast-growing telecoms and business service sectors contributed strongly to this result, with the relative absence of "dot.com" exposure enabling us to hold up relatively well in the recent downturn in the high-tech area.

OUTLOOK

WITH A STRONG BIAS TOWARDS "GROWTH" SECTORS WE HAVE A PORTFOLIO STYLE WHICH DOES NOT REPLICATE THE INDICES, AND WHICH MAY UNDER-PERFORM MARKETS DURING PERIODS WHEN DEPRESSED "VALUE" STOCKS ARE IN FAVOUR. We firmly believe that high quality companies selected for their above-average earnings growth, combined wth solid financial strength, will outperform markets in the medium to long term.

OVER RECENT YEARS THE US MARKET HAS SEEN SIGNIFICANT BENEFITS FROM CORPORATE RESTRUCTURING AND RATIONALISATION, AND ALSO FROM NEW SAVINGS PATTERNS WHICH FAVOUR EQUITY INVESTMENT. International markets are showing similar influences, but are at a relatively early stage compared with the US, and we believe these factors will continue to exert a positive influence on share prices. We strongly believe that our approach is well suited to deliver superior investment results.

                                            DLB STEWART IVORY INTERNATIONAL FUND
                                           -------------------------------------

Growth of a
$100,000 Investment

                 Cumulative Total Return Since Inception 11/1/99

                             DLB
                        STEWART IVORY
                        INTERNATIONAL
             DATE           FUND         MSCI EAFE
                        $100,000.00     $100,000.00
           Nov 1999     $106,900.00     $103,500.00
           Dec 1999     $117,002.05     $112,804.65
           Jan 2000     $110,297.83     $105,652.84
           Feb 2000     $119,298.14     $108,516.03
           Mar 2000     $121,397.78     $112,748.15
           Apr 2000     $115,995.58     $106,840.15
           May 2000     $112,190.93     $104,254.62

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 4/30/00
--------------------------------------------------------------------------------
                                                       6 Months
                                                       11/1/99-
                                                       4/30/00

DLB STEWART IVORY INTERNATIONAL FUND                     16.00
MSCI EAFE                                                 6.84
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI EAFE) is a broad-based index that is composed of approximately 1,000 stocks traded on 20 stock exchanges from around the world.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                            DLB STEWART IVORY INTERNATIONAL FUND
                                           -------------------------------------













This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Stewart Ivory International Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB STEWART IVORY
                                     INTERNATIONAL FUND

                                     FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2000

DLB STEWART IVORY INTERNATIONAL FUND

TABLE OF CONTENTS

--------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS:

        Portfolio of Investments as of April 30, 2000                                        1 - 3

        Statement of Assets and Liabilities as of April 30, 2000                               4

        Statement of Operations for the Six Months Ended April 30, 2000                        5

        Statement of Changes in Net Assets for the Six Months Ended April 30, 2000             6

        Financial Highlights for the Six Months Ended April 30, 2000                           7

        Notes to Financial Statements                                                        8 - 11





DLB INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000

-------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 96.1%

                ISSUER                                                        SHARES                 VALUE

U.K. - 20.5%
Bank of Scotland - (Banking)                                                   64,000             $   567,240
Bowthorpe - (Electronic Equipment)                                             60,000               1,106,529
Capita Group - (Business services, outsourcing)                                54,000               1,384,142
Cattles Holdings - (Consumer finance)                                         116,000                 387,239
Electrocomponents - (Electronic component distribution)                        72,000                 722,746
Energis - (Telecom networks)(*)                                                24,000               1,183,660
Glaxo Wellcome - (Pharmaceuticals)                                             26,000                 801,588
Hays - (Business services, logistics)                                         126,000                 865,264
Kingfisher - (Retailing)                                                       57,000                 466,388
Lloyds TSB - (Banking)                                                         63,000                 615,735
Logica - (IT Consultancy)                                                      36,000               1,084,119
Wm.Morrison - (Supermarkets)                                                  255,000                 585,364
Shell Transport & Trading - (Integrated oil, gas)                              88,000                 715,587
SmithKline Beecham - (Pharmaceuticals)                                         57,004                 779,364
SSL International - (Healthcare products)                                      41,000                 416,349
Vodafone AirTouch - (Cellular telecoms)                                       394,000               1,805,822
                                                                                                  -----------
                                                                                                   13,487,136
                                                                                                  -----------
IRELAND - 1.3%
Kerry Group A - (Food manufacturing)                                           67,000                 850,438
                                                                                                  -----------
BELGIUM - 0.6%
Colruyt (Post Split) - (Supermarkets)                                          10,000                 386,617
                                                                                                  -----------
DENMARK - 1.0%
ISS Intl Service System B - (Cleaning, building services)(*)                   10,000                 631,822
                                                                                                  -----------
FINLAND - 2.3%
Nokia - (Telecom equipment)                                                    26,000               1,492,782
                                                                                                  -----------
FRANCE - 7.8%
AXA - (Insurance, financial services)                                           7,000               1,038,833
Banque Nationale de Paris - (Banking)                                           9,000                 728,011
Lafarge (Br) - (Cement)                                                         6,500                 538,797
Pinault Printemps-Redoute - (Retailing)                                         3,700                 747,055
Sanofi - Synthelabo - (Pharmaceuticals)                                        15,000                 580,271
Total Fina Elf - (Integrated oil, gas)                                         10,000               1,518,623
                                                                                                  -----------
                                                                                                    5,151,590
                                                                                                  -----------
                                        1

                ISSUER                                                        SHARES                 VALUE

GERMANY - 5.2%
DePfa (Dt Pfandbriefban) - (Financial services)                                 8,000             $   822,550
Fantastic - (Broadcasting software)(*)                                          9,000                 165,420
Fresenius N-Vtg Pref - (Medical equipment)(**)                                  4,000                 898,981
Schering - (Pharmaceuticals)                                                    5,000                 712,907
SCM Microsystems - (Smart cards)(*)                                            10,000                 826,644
                                                                                                  -----------
                                                                                                    3,426,502
                                                                                                  -----------
ITALY - 3.3%
BIPOP -CARIRE S.P.A - (Financial services)                                     12,000               1,091,552
Luxottica ADR - (Eyeglass frames, retailing)                                   45,000               1,074,375
                                                                                                  -----------
                                                                                                    2,165,927
                                                                                                  -----------
LUXEMBOURG - 1.0%
SES Astra - (Satellite broadcasting)(*)                                         4,400                 669,095
                                                                                                  -----------
NETHERLANDS - 5.9%
Buhrmann NV - (Office products)                                                35,000                 902,848
Getronics NV - (IT services)                                                    9,000                 537,205
ING Group - (Financial services)                                               16,000                 873,795
Kon KPN NV - (Telecom networks)                                                 5,000                 504,312
VNU - (Publishing, media services)                                             20,000               1,070,952
                                                                                                  -----------
                                                                                                    3,889,112
                                                                                                  -----------
PORTUGAL - 1.4%
Portugal Telecom (Reg) - (Telecom networks)                                    82,000                 915,487
                                                                                                  -----------
SPAIN - 2.4%
BB Vizcaya Argentaria - (Banking)                                              45,000                 614,183
Telefonica SA - (Telecom networks)(*)                                          44,321                 987,222
                                                                                                  -----------
                                                                                                    1,601,405
                                                                                                  -----------
SWEDEN - 5.0%
L.M. Ericsson 'B' - (Electrical, telecom equipment)                            16,000               1,422,421
Modern Times B - (Media, publishing)(*)                                        10,000                 491,913
Nordic Baltic (formerly Nordbanken) - (Financial services)                     25,000                 157,557
Securitas 'B' - (Security services)                                            46,000               1,190,407
                                                                                                  -----------
                                                                                                    3,262,298
                                                                                                  -----------
SWITZERLAND - 3.9%
ABB - (Engineering)                                                             7,000                 785,764
Novartis (Regd) - (Pharmaceuticals)                                               550                 768,622
Vontobel Hldgs (Br) - (Financial services)                                        450                 997,215
                                                                                                  -----------
                                                                                                    2,551,601
                                                                                                  -----------
AUSTRALIA - 2.1%
Brambles Inds - (Transportation)                                               23,000                 646,757
Broken Hill Proprietary - (Energy, resources)                                  44,000                 473,347
Lend Lease - (Property, financial services)                                    25,000                 270,639
                                                                                                  -----------
                                                                                                    1,390,743
                                                                                                  -----------
CHINA - 0.9%
China Telecom - (Telecom networks)(*)                                          80,000                 577,686
                                                                                                  -----------
                                        2

                ISSUER                                                        SHARES                 VALUE

JAPAN - 26.3%
Credit Saison - (Financial services)                                           37,600             $   614,027
Daihatsu Motor - (Autos)                                                      150,000                 802,184
Fuji Bank - (Banking)                                                          66,000                 549,593
Fuji Photo Film - (Photographic products)                                      21,000                 841,321
Hoshiden - (Electronic components)                                             20,000                 932,642
Hoya Corp - (Glass, electronic components)                                     14,000               1,424,870
Ito Yokado - (Supermarkets)                                                     4,000                 292,006
Japan Airport Terminal - (Airport services)                                    49,000                 403,951
Matsushita Comm Ind - (Industrial, electronic equipment)                        6,000                 940,415
Nippon Comsys - (Telecom equipment, engineering)                               48,000                 928,201
Nomura Securities - (Securities house)                                         49,000               1,233,161
NTT Docomo - (Cellular telecoms)                                                  310               1,035,437
Omron - (Industrial equipment)                                                 20,000                 544,041
Promise - (Financial services)                                                 12,600               1,020,078
Sanwa Bank - (Banking)                                                         45,000                 473,318
Secom - (Security services)                                                    14,000               1,173,575
Sony - (Consumer electronics)                                                  12,000               1,382,864
Takeda Chemical - (Pharmaceuticals, chemicals)                                 13,000                 855,200
TDK Corp. - (Electronic components)                                             7,000                 937,176
Terumo - (Medical equipment)                                                   30,000                 907,661
                                                                                                  -----------
                                                                                                   17,291,721
                                                                                                  -----------
HONG KONG - 2.3%
Asia Satellite Telecoms - (Satellite operator)                                 54,000                 168,800
Cheung Kong - (Property, investments)                                          45,000                 537,248
Hong Kong & China Gas - (Gas utility)                                         346,940                 380,802
Swire Pacific 'B' - (Property, airlines, trading)                             575,000                 428,129
                                                                                                  -----------
                                                                                                    1,514,979
                                                                                                  -----------
SINGAPORE - 0.6%
Overseas Union Bank - (Banking)                                                47,964                 219,142
Overseas Union Enterprise - (Hotels, investment holdings)                      75,000                 188,906
                                                                                                  -----------
                                                                                                      408,048
                                                                                                  -----------
BRAZIL - 0.6%
Tele Norte Leste ADR - (Telecom networks)                                      21,225                 378,085
                                                                                                  -----------
HUNGARY - 0.8%
Gedeon Richter GDS (144A) - (Pharmaceuticals)                                   8,900                 493,668
                                                                                                  -----------
TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $44,895,055)                                                                 63,233,493


                                                                             PRINCIPAL
                                                                               AMOUNT                VALUE

REPURCHASE AGREEMENT - 2.4%
Investors Bank & Trust Repurchase Agreement, 4.94%,
  dated 4/28/00, $1,538,732 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost                          $ 1,538,099               1,538,099
                                                                                                  -----------

TOTAL INVESTMENTS (identified cost, $46,433,154)                                                   64,771,592

Other assets, less liabilities - 1.5%                                                               1,004,901
                                                                                                  -----------

NET ASSETS - 100%                                                                                 $65,776,493
                                                                                                  ===========

(*)   Non-income producing security
(**)  Preferred Stock

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000

------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $46,433,154)                      $ 64,771,592
    Foreign cash, at value (cost, $1,291,156)                                    1,291,156
    Dividends and interest receivable                                              230,218
    Receivable for fund shares sold                                                612,405
    Receivable from investment manager                                              11,912
    Other assets                                                                    23,337
                                                                              ------------

                                                                                66,940,620
                                                                              ------------

LIABILITIES:
    Payable for investments purchased                                            1,076,734
    Accrued management fees                                                         38,463
    Accrued expenses                                                                48,930
                                                                              ------------

                                                                                 1,164,127
                                                                              ------------

NET ASSETS                                                                    $ 65,776,493
                                                                              ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                           $ 41,534,878
    Unrealized appreciation of investments and translation of assets and
      liabilities in foreign currencies                                         18,294,533
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions                                              5,939,426
    Accumulated undistributed net investment income                                  7,656
                                                                              ------------

             Total                                                            $ 65,776,493
                                                                              ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                        5,671,725
                                                                              ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE
   (NET ASSETS / SHARES OF BENEFICIAL INTEREST OUTSTANDING)                   $      11.60
                                                                              ============

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

------------------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $37,201)                        $    284,809
    Interest                                                                        53,637
                                                                              ------------
                                                                                   338,446
                                                                              ------------

EXPENSES:
    Management fee                                                                 248,538
    Trustees' fees                                                                   2,873
    Custodian fees                                                                  66,063
    Registration fees                                                               17,535
    Accounting and audit fees                                                       16,491
    Legal fees                                                                       7,940
    Transfer agent fee                                                               4,250
    Miscellaneous                                                                    1,782
                                                                              ------------
                                                                                   365,472
    Reduction of expenses by investment manager                                    (34,682)
                                                                              ------------

             Net expenses                                                          330,790
                                                                              ------------

             Net investment income                                                   7,656
                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (identified cost basis):
      Investment transactions                                                    5,998,243
      Foreign currency transactions and forward foreign currency exchange
         contracts and other transactions denominated in foreign currency          (58,818)
                                                                              ------------
             Net realized gain on investments and foreign currency               5,939,425
                                                                              ------------

    Change in unrealized appreciation (depreciation):
      Investments                                                                4,003,423
      Foreign currency and forward foreign currency exchange contracts
         and other transactions denominated in foreign currency                    (43,905)
                                                                              ------------
             Net unrealized gain on investments and foreign currency             3,959,518
                                                                              ------------
             Net realized and unrealized gain on investments and foreign
                currency                                                         9,898,943
                                                                              ------------

             Increase in net assets from operations                           $  9,906,599
                                                                              ============

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                                      $    7,656
     Net realized gain on investments and foreign currency                       5,939,425
     Net unrealized appreciation of investments and foreign currency             3,959,518
                                                                                ----------

                                                                                 9,906,599
                                                                                ----------

  Fund share transactions:
     Net proceeds from sales of shares                                           1,541,595
     Net proceeds from merger of Limited Partnership                            61,680,896
     Cost of shares reacquired                                                  (7,352,598)
                                                                                ----------

                                                                                55,869,893
                                                                                ----------

             Total increase in net assets                                       65,776,492
                                                                                ----------
NET ASSETS:
  At beginning of period                                                               --
  At end of period (including accumulated undistributed
     net investment income of $7,656)                                          $65,776,492
                                                                                ==========

  See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                               $    10.00
                                                                      ----------
  Income from investment operations:
    Net investment income                                                    --
    Net realized and unrealized gain on investments
       and foreign currency                                                 1.60
                                                                      ----------

  Net asset value - end of period                                     $    11.60
                                                                      ==========

  Total return                                                            16.00%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                1.00%*
    Ratio of net investment income to average net assets                    .02%*
    Portfolio turnover                                                       30%
    Net assets at end of period (000 omitted)                         $   65,776


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.00% of average daily net assets. Without such agreement the investment loss per share and ratios would have been:


    Net investment loss                                               $     (.01)

    Ratios (to average net assets):
       Expenses                                                            1.11%*
       Net investment loss                                                 (.08%)*

    * Annualized

    See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Stewart Ivory International Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $248,538. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.00% of average daily net assets. For the six months ended April 30, 2000, $34,682 of Fund expenses were borne by Babson.

     Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .375% of average daily net assets.

     The Fund pays no compensation directly to theTrustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $18,257,360 and $21,066,065, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

            Aggregate cost                            $   46,433,154
                                                      ==============

            Gross unrealized appreciation             $   20,868,845
            Gross unrealized depreciation                 (2,530,407)
                                                      --------------

               Net unrealized appreciation            $   18,338,438
                                                      ==============


5.   SHARES OF BENEFICIAL INTEREST

     On November 2, 1999, the Fund commenced investment operations by acquiring all the assets of the Babson-Stewart Ivory International Limited Partnership III ("Limited Partnership"). The acquisition was accomplished by a tax free exchange of 6,168,090 shares of the Fund (valued at $61,680,896) for the Limited Partnership's net assets on that date ($61,680,896), including $14,335,015 of unrealized appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Six Months
                                                                   Ended
                                                              April 30, 2000
                                                              --------------
     Shares sold                                                     130,997
     Shares issued from merger of Limited Partnership              6,168,090
     Redemptions                                                    (627,362)
                                                              --------------
        Net increase                                               5,671,725
                                                              ==============

6.   RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                                      DLB







THE DLB EMERGING MARKETS FUND






                                                              SEMI ANNUAL REPORT
                                                                  APRIL 30, 2000












                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                       DLB EMERGING MARKETS FUND
                                                 -------------------------------

FUND INVESTMENT OBJECTIVE

THE DLB EMERGING MARKETS FUND seeks long-term growth of capital primarily through equity investments that will generally be concentrated in what the Fund's subadvisor considers to be the developing markets around the world.

MARKET OVERVIEW

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS (FREE) INDEX (MSCI
EMF) ROSE 22 PER CENT OVER THE LAST 12 MONTHS AS GLOBAL EMERGING MARKETS RECOVERED THROUGH 1999 FROM A VERY LOW BASE. While the recovery was global in nature, Emerging Europe was the best performing region with most markets showing significant gains.

UNDOUBTEDLY THE BIGGEST INFLUENCE ON MARKETS AROUND THE GLOBE OVER THE LAST 12 MONTHS HAS BEEN THE RISE, AND SUBSEQUENT FALL, OF TECHNOLOGY STOCKS. This sector came generally to be referred to by the acronym 'TMT' (telecommunications, media and technology) and this description more accurately reflects what we saw play out in global emerging markets.

PURE TECHNOLOGY COMPANIES FOCUSED ON SOFTWARE OR INTERNET SERVICES ARE NOT HEAVILY REPRESENTED IN AN EMERGING MARKETS CONTEXT, PERHAPS WITH THE NOTABLE EXCEPTIONS OF COUNTRIES SUCH AS INDIA AND ISRAEL. Rather it was telecommunications and media companies that were viewed by many investors as an appropriate conduit through which to gain exposure to the rising global IT expenditure.

JUST AS THE TMT STOCKS LED MARKETS UP LAST YEAR, SO THEY HAVE LED THEM DOWN IN APRIL. A considerble portion of 1999's gains have been given back over this period. It is perhaps no great surprise that emerging markets have suffered as investors have recently become more risk-averse, yet there remains a fairly compelling underlying story to global emerging markets at present and, as ever, indiscriminate selling presents opportunities for the stock-picker.

PORTFOLIO STRATEGY REVIEW

THE PORTFOLIO CONTINUES TO FAVOUR ASIA, WHILST WE REMAIN CAUTIOUS ON LATIN AMERICA. This has been a fairly consistent position and one that we do not anticipate altering significantly in the short-term. Over the years, Latin America has proved less fertile territory than elsewere, there being relatively few genuinely competitive, world-class companies outside the realm of natural resources and basic industry.

                                                       DLB EMERGING MARKETS FUND
                                                 -------------------------------

PORTFOLIO STRATEGY REVIEW (CONT.)

RECENT STOCK DECISIONS HAVE BEEN AIMED AT TAKING ADVANTAGE OF MANY ANOMALIES IN 'UNLOVED' SECTORS. We continue to reposition the portfolio, favouring the abundant reasonably priced growth opportunities available. For example, we have added to our holdings in Beijing Capital International Airport (China: airports), Pliva (Croatia: pharmaceuticals) and Yazicilar (Turkey: conglomerate) over the last quarter. We are beginning to see more interest in these types of companies and fully expect them to outperform through the balance of 2000.

THE FUND'S TOP TEN HOLDINGS AND TOP TEN COUNTRIES CAN BE FOUND BELOW.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                                       % OF FUND ASSETS
--------------------------------------------------------------------------------

Asustek (Taiwan)                                                  3.4
Samsung Electronics (South Korea)                                 2.8
Housing Development Finance (India)                               2.8
China Telecom (China/Hong Kong)                                   2.2
Taiwan Semiconductor (Taiwan)                                     2.1
Pliva (Croatia)                                                   2.0
H & CB (South Korea)                                              2.0
Guangdong Kelon (China)                                           1.8
Walmart de Mexico (Mexico)                                        1.8
Gedeon Richter (Hungary)                                          1.7
TOTAL                                                            22.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP 10 COUNTRIES                                             % OF FUND ASSETS
--------------------------------------------------------------------------------
South Korea                                                      12.1
China                                                             9.9
Taiwan                                                            9.6
Mexico                                                            9.3
Brazil                                                            9.3
India                                                             6.8
South Africa                                                      5.7
Turkey                                                            5.0
Thailand                                                          3.6
Israel                                                            3.6
TOTAL                                                            74.9
--------------------------------------------------------------------------------

                                                       DLB EMERGING MARKETS FUND
                                                 -------------------------------

PERFORMANCE REVIEW

THE FUND HAS PERFORMED WELL SINCE INCEPTION, RISING 16.1 PER CENT AGAINST A GAIN OF 13.9 PER CENT IN THE MSCI EMERGING MARKETS FREE INDEX, THE FUND'S BENCHMARK. Our style, being relatively conservative, is not best suited to momentum-driven markets such as we saw in the last quarter of 1999 and the first couple of months of this year. However, we firmly believe that continued outperformance rests on ensuring we do not overpay for growth. That philosophy has served us well historically and leaves us currently well placed.


OUTLOOK

WE HAVE HELD A POSITIVE VIEW OF THE OUTLOOK FOR THE GLOBAL EMERGING MARKETS ASSET CLASS THROUGHOUT THE LAST 12 MONTHS AND THAT STANCE REMAINS UNCHANGED. While we are clearly seeing an impact from the current volatility in the NASDAQ, and other world markets, we continue to expect robust economic growth in all emerging regions in 2000.

GDP GROWTH WILL RANGE FROM 2-4% IN EMERGING EUROPE AND LATIN AMERICA, TO AROUND 6% IN ASIA. This cyclical recovery underpins the prospects for many emerging market companies. These markets are typically less exposed to conceptual technology plays and currently present some compelling reasonably priced growth opportunities.

TECHNOLOGY IS CERTAINLY STILL A SIGNIFICANT GROWTH AREA, BUT WE EXPECT MARKET LEADERSHIP TO CONTINUE TO CHANGE. We have felt for some time that TMT valuations are largely overdone and, in fact, moved quite aggressively to reduce what exposure we did have to this sector through February and March this year. We would also argue that there is a major difference between the quality infrastructure companies, generally focused on hardware, which have long-term defensible franchises, and the software/ internet content mania that has swept the globe.

                                                       DLB EMERGING MARKETS FUND
                                                 -------------------------------

Growth of a
$100,000 Investment

                 Cumulative Total Return Since Inception 11/1/99

                             DLB
                         STEWART IVORY
                       EMERGING MARKETS           MSCI EMF
                            FUND                   INDEX

                         $100,000.00            $100,000.00
      30-Nov-99          $108,100.00            $108,970.00
       Dec 1999          $122,596.21            $122,830.98
       Jan 2000          $122,792.36            $123,567.97
       Feb 2000          $124,290.43            $125,199.07
       Mar 2000          $124,588.73            $125,812.54
       Apr 2000          $116,091.78            $113,885.51
       May 2000          $111,390.06            $109,182.04

--------------------------------------------------------------------------------
                  TOTAL RETURNS (%) FOR PERIODS ENDED 10/31/99
--------------------------------------------------------------------------------
                                                       11/1/99 (Inception)-
                                                            4/30/00

DLB STEWART IVORY EMERGING MARKETS FUND                      16.1
MSCI EMF Index                                               13.9
--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (MSCI EMERGING MARKETS FREE). The MSCI Emerging Markets Free Index is a composite index measuring constituents that are open to non-domestic investors in 25 emerging markets around the world. The performance results in the table assume the reinvestment of dividends and distributions.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

                                                       DLB EMERGING MARKETS FUND
                                                 -------------------------------














This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Stewart Ivory Emerging Markets Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.













                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                    June 2000

                                     ===========================================
                                     DLB STEWART IVORY
                                     EMERGING MARKETS FUND

                                     FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                     ENDED APRIL 30, 2000

DLB STEWART IVORY EMERGING MARKETS FUND

TABLE OF CONTENTS

-----------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS:

        Portfolio of Investments as of April 30, 2000                                     1 - 4

        Statement of Assets and Liabilities as of April 30, 2000                            5

        Statement of Operations for the Six Months Ended April 30, 2000                     6

        Statement of Changes in Net Assets for the Six Months Ended April 30, 2000          7

        Financial Highlights for the Six Months Ended April 30, 2000                        8

        Notes to Financial Statements                                                     9 - 12



DLB EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000

-------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 95.2%

        ISSUER                                                                         SHARES               VALUE

ARGENTINA - 0.8%
IRSA GDR - (Property)                                                                   4,046            $  119,357
Quinsa Prf ADR - (Food & Beverages)(**)                                                12,000               114,000
                                                                                                         ----------
                                                                                                            233,357
                                                                                                         ----------
BRAZIL - 9.5%
Aracruz ADR - (Manufacturing)                                                          19,000               355,063
Bradesco Prf - (Financial)(**)                                                     61,300,000               447,792
Cemig Cia Ener Mg Prf - (Utilities)(**)                                            16,800,000               255,672
CST PN - (Resources)                                                               29,000,000               404,427
Embratel ADR - (Telecoms)                                                              19,500               438,750
Petrobras PN - (Resources)(**)                                                      1,500,000               357,028
Tele Norte Leste ADR - (Telecoms)                                                      17,873               318,371
Tele Sudeste Cellular ADR - (Telecoms)                                                  6,500               277,875
                                                                                                         ----------
                                                                                                          2,854,978
                                                                                                         ----------
CHILE - 3.1%
Antofagasta - (Resources)                                                              55,000               341,530
Banco Edwards ADR - (Financial)                                                        10,837               178,133
D & S ADR - (Retail)                                                                    8,000               136,000
Vina Concha y Toro ADR - (Food & Beverages)                                             7,000               269,500
                                                                                                         ----------
                                                                                                            925,163
                                                                                                         ----------
MEXICO - 9.2%
Cemex New ADR - (Construction Materials)                                               20,000               437,500
Coca Cola Femsa ADS - (Food & Beverages)                                                8,000               148,500
Grupo Modelo 'C' - (Food & Beverages)                                                 155,000               329,087
Grupo Bimbo 'A' NPV - (Food & Beverages)                                               70,000                90,510
Grupo Carso SA de CV - (Telecoms)                                                      80,000               271,762
Kimberly-Clark De Mexico 'A' - (Manufacturing)                                        125,000               402,070
Televisa ADR - (Media)(*)                                                               2,400               152,250
Telefonos de Mexico ADR (L) -(Telecoms)                                                 8,000               470,500
Walmex C- (Retail)                                                                    220,000               468,259
                                                                                                         ----------
                                                                                                          2,770,438
                                                                                                         ----------
                                        1

        ISSUER                                                                         SHARES               VALUE

CHINA - 8.4%
Beijing Capital Int Airport H - (Transport)                                         1,800,000            $  302,707
China Resources Beijing Land - (Property)                                           2,000,000               166,887
China Telecom - (Telecoms)(*)                                                          95,000               686,002
Guangdong Kelon 'H' - (Manufacturing)                                                 800,000               498,094
Guangshen Railway 'H'- (Transport)                                                  3,500,000               422,353
Huaneng Power - (Utilities)                                                         1,050,000               239,932
Road King Infrastructure - (Transport)                                                450,000               219,521
                                                                                                         ----------
                                                                                                          2,535,496
                                                                                                         ----------
HONG KONG - 0.8%
Asia Satellite Telecoms - (Telecoms)                                                   55,000               171,926
Chen Hsong Holdings - (Manufacturing)                                                 450,000                77,410
                                                                                                         ----------
                                                                                                            249,336
                                                                                                         ----------
INDIA - 5.9%
Hindalco - (Resources)                                                                 20,000               322,978
MSDW India Inv Fund - (Country Funds)(*)                                              120,000             1,455,000
                                                                                                         ----------
                                                                                                          1,777,978
                                                                                                         ----------
INDONESIA - 0.7%
Astra International - (Manufacturing)                                                 500,000               201,893
                                                                                                         ----------
KOREA - 11.5%
H & CB GDR (144A) - (Financial)                                                        29,194               499,850
Hite Brewery - (Food & Beverages)                                                       8,500               241,216
Kookmin Bank GDR - (Financial)                                                         34,300               370,906
Korea Telecom ADR - (Telecoms)                                                         10,350               357,075
Korea Electric Power ADR - (Utilities)                                                 12,100               198,138
Pohang Iron & Steel ADR - (Construction Materials)                                     25,100               527,100
Samsung Electronics GDR - (Manufacturing)                                               5,500               743,434
Samsung Fire & Marine - (Financial)                                                    14,600               298,577
SK Corporation - (Holding Company)                                                     12,000               226,486
                                                                                                         ----------
                                                                                                          3,462,782
                                                                                                         ----------
MALAYSIA - 3.6%
Chemical Company of Malaysia - (Manufacturing)                                        100,000               186,827
Genting - (Hotels/Leisure)                                                            112,000               450,912
IOI Corp - (Manufacturing)                                                            600,000               442,070
                                                                                                         ----------
                                                                                                          1,079,809
                                                                                                         ----------
PHILIPPINES - 1.0%
Philippine Lng Dist Tele ADR - (Telecoms)                                              15,500               285,781
                                                                                                         ----------
SINGAPORE - 0.9%
Clipsal Industries - (Manufacturing)                                                  194,000               263,636
                                                                                                         ----------
SRI LANKA - 1.0%
John Keells Holdings - (Food & Beverages)                                             193,750               296,278
                                                                                                         ----------
TAIWAN - 9.2%
ROC Taiwan Fund - (Country Fund)(*)                                                   149,000             1,434,124
Taiwan Fund Inc. - (Country Fund)(*)                                                   65,100             1,322,344
                                                                                                         ----------
                                                                                                          2,756,468
                                                                                                         ----------
                                        2

        ISSUER                                                                         SHARES               VALUE

THAILAND - 4.5%
EGCO F/R - (Utilities)                                                                456,900            $  554,781
Golden Land Properties F/R - (Property)(*)                                            625,000               134,550
PTT Exploration & Prod. F/R - (Resources)                                              70,000               354,686
Thai President Food F/R - (Food & Beverages)                                           60,400               306,044
                                                                                                         ----------
                                                                                                          1,350,061
                                                                                                         ----------
CROATIA - 1.7%
Pliva GDR(144A) - (Manufacturing)                                                      41,500               514,907
                                                                                                         ----------
EGYPT - 1.6%
Al-Ahram Bev GDR(144a) - (Food & Beverages)(*)                                         27,000               479,393
                                                                                                         ----------
ESTONIA - 0.4%
Eesti Telekom GDR 144A - (Telecoms)                                                     5,000               118,003
                                                                                                         ----------
GREECE - 1.0%
OTE - (Telecoms)                                                                       13,800               310,989
                                                                                                         ----------
HUNGARY - 3.4%
Gedeon Richter GDS (144A) - (Manufacturing)                                             8,800               488,121
Matav ADR - (Telecoms)                                                                  8,000               278,500
OTP GDR (144A) - (Financial)                                                            6,100               270,878
                                                                                                         ----------
                                                                                                          1,037,499
                                                                                                         ----------
ISRAEL - 3.7%
Bank Leumi le Israel - (Financial)                                                    160,000               347,284
Blue Square Israel ADS - (Retail)                                                      13,500               125,719
ECI Telecom - (Telecoms)                                                                7,000               194,688
Galileo Technology - (Manufacturing)(*)                                                 9,000               158,063
Orbotech - (Manufacturing)(*)                                                           3,400               289,850
                                                                                                         ----------
                                                                                                          1,115,604
                                                                                                         ----------
POLAND - 1.3%
Softbank - (Manufacturing)                                                              1,700                73,483
TPSA GDR 144A - (Telecoms)                                                             43,500               319,133
                                                                                                         ----------
                                                                                                            392,616
                                                                                                         ----------
RUSSIA - 1.2%
LUKoil Holdings Spon ADR - (Resources)                                                  6,000               361,680
                                                                                                         ----------
SOUTH AFRICA - 5.6%
Bidvest - (Financial)                                                                  30,000               221,043
Dimension data hldgs - (Manufacturing)(*)                                              18,000               118,037
Impala Platinum Holdings - (Resources)                                                  5,000               158,414
New Clicks Holdings - (Retail)                                                        172,000               254,730
Reunert - (Holding Companies)                                                         270,000               370,027
Sappi - (Manufacturing)                                                                20,000               139,994
Softline - (Manufacturing)(*)                                                         413,000               424,198
                                                                                                         ----------
                                                                                                          1,686,443
                                                                                                         ----------
                                        3

        ISSUER                                                                         SHARES               VALUE

TURKEY- 5.2%
Akcansa Cimento SA - (Construction Materials)                                      11,200,000            $  247,629
Koc Holding - (Holding Companies)                                                   1,300,000               260,813
Migros - (Retail)                                                                     600,000               407,802
Yapi Ve Kredi Bank - (Financial)                                                    9,000,000               287,427
Yazicilar - (Holding Companies)(*)                                                  3,700,000               357,523
                                                                                                         ----------
                                                                                                          1,561,194
                                                                                                         ----------
TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $28,355,670)                                                                       28,621,782



                                                                                      PRINCIPAL
                                                                                       AMOUNT

REPURCHASE AGREEMENT - 4.4%
Investors Bank & Trust Repurchase Agreement, 4.94%,
  dated 4/28/00, $1,332,290 due on 5/1/00 (secured by
  Federal Government Agency securities), at cost                                   $1,331,742             1,331,742
                                                                                                         ----------

TOTAL INVESTMENTS (identified cost, $29,687,412)                                                         29,953,524

Other assets, less liabilities - 0.4%                                                                       121,918
                                                                                                         ----------

NET ASSETS - 100%                                                                                       $30,075,442
                                                                                                         ==========

(*)   Non-income producing security
(**)  Preferred Stock



See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000

----------------------------------------------------------------------------------------

ASSETS:
    Investments, at value (identified cost, $29,687,412)                    $ 29,953,528
    Foreign cash, at value (cost, $73,531)                                        73,531
    Dividends and interest receivable                                            114,447
    Receivable from investment manager                                             8,786
    Other assets                                                                     451
                                                                            ------------
                                                                              30,150,743
                                                                            ------------
LIABILITIES:
    Accrued management fees                                                       29,373
    Accrued expenses                                                              45,928
                                                                            ------------
                                                                                  75,301
                                                                            ------------

NET ASSETS                                                                  $ 30,075,442
                                                                            ============
NET ASSETS CONSIST OF:
    Paid-in capital                                                         $ 26,105,897
    Unrealized appreciation of investments and translation of assets and
      liabilities in foreign currencies                                          264,499
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions                                            3,717,209
    Accumulated net investment loss                                              (12,163)
                                                                            ------------

             Total                                                          $ 30,075,442
                                                                            ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                      2,589,982
                                                                            ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE
   (NET ASSETS / SHARES OF BENEFICIAL INTEREST OUTSTANDING)                 $      11.61
                                                                            ============


See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $10,218)                      $    213,295
    Interest                                                                      50,575
                                                                            ------------
                                                                                 263,870
                                                                            ------------
EXPENSES:
    Management fee                                                               187,448
    Trustees' fees                                                                 2,886
    Custodian fees                                                                56,074
    Accounting and audit fees                                                     16,566
    Registration fees                                                             15,976
    Legal fees                                                                     7,979
    Transfer agent fee                                                             4,270
    Miscellaneous                                                                 15,948
                                                                            ------------
                                                                                 307,147

    Reduction of expenses by investment manager                                  (31,114)
                                                                            ------------

             Net expenses                                                        276,033
                                                                            ------------

             Net investment loss                                                 (12,163)
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) (identified cost basis):
      Investment transactions                                                  3,726,571
      Foreign currency transactions and forward foreign currency exchange
         contracts and other transactions denominated in foreign currency         (9,362)
                                                                            ------------
             Net realized gain on investments and foreign currency             3,717,209
                                                                            ------------

    Change in unrealized appreciation (depreciation):
      Investments                                                                266,116
      Foreign currency and forward foreign currency exchange contracts
        and other transactions denominated in foreign currency                    (1,617)
                                                                            ------------
             Net unrealized gain on investments and foreign currency             264,499
                                                                            ------------
             Net realized and unrealized gain on investments and foreign
                currency                                                       3,981,708
                                                                            ------------

             Increase in net assets from operations                         $  3,969,545
                                                                            ============


See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment loss                                                            $    (12,163)
     Net realized gain on investments and foreign currency                             3,717,209
     Net unrealized appreciation of investments and foreign currency                     264,499
                                                                                    ------------

                                                                                       3,969,545
                                                                                    ------------

   Fund share transactions:
     Net proceeds from sales of shares                                                26,138,309
     Cost of shares reacquired                                                           (32,412)
                                                                                    ------------

                                                                                      26,105,897
                                                                                    ------------

             Total increase in net assets                                             30,075,442

NET ASSETS:
   At beginning of period                                                                     --
                                                                                    ------------
   At end of period (including accumulated net investment loss of $12,163)          $ 30,075,442
                                                                                    ============

   See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)
SIX MONTHS ENDED APRIL 30, 2000

------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                              $      10.00
                                                                                    ------------
  Income from investment operations:
    Net investment loss                                                                       --
    Net realized and unrealized gain on investments and foreign currency                    1.61
                                                                                    ------------

  Net asset value - end of period                                                   $      11.61
                                                                                    ============

  Total return                                                                            16.10%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                1.75%*
    Ratio of net investment loss to average net assets                                     (.08%)*
    Portfolio turnover                                                                       43%
    Net assets at end of period (000 omitted)                                       $     30,075


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.75% of average daily net assets. Without such agreement the investment loss per share and ratios would have been:


    Net investment loss                                                             $       (.02)

    Ratios (to average net assets):
       Expenses                                                                            1.95%*
       Net investment loss                                                                (0.29%)*


    * Annualized

    See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.   BUSINESS AND ORGANIZATION

     DLB Stewart Ivory Emerging Markets Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced investment operations on November 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

     REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

     FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

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

     INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis.

     TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

     Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

     Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.   TRANSACTIONS WITH AFFILIATES

     The Fund engages David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.25% of average daily net assets. For the six months ended April 30, 2000, the management fee amounted to $187,448. Babson has agreed to pay the Fund's operating expenses such that the Fund's total aggregate expenses do not exceed 1.75% of average daily net assets. For the six months ended April 30, 2000, $31,114 of fund expenses were borne by Babson.

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

     Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .875% of average daily net assets.

     The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.   PORTFOLIO SECURITIES

     Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2000 aggregated $36,943,611 and $12,497,784, respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                   Aggregate cost                         $    29,687,412
                                                          ===============

                   Gross unrealized appreciation          $     2,996,813
                   Gross unrealized depreciation               (2,730,697)
                                                          ---------------

                      Net unrealized appreciation         $       266,116
                                                          ===============

5.   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                          Six Months Ended
                                                           April 30, 2000
                                                           --------------
                   Shares sold                                  2,592,545
                   Redemptions                                     (2,563)
                                                           --------------
                      Net increase                              2,589,982
                                                           ==============

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

6.   RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.







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